UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Commerce Bancshares, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

March 10, 2023

Dear Shareholder:
You are cordially invited to attend the Annual Meeting of the Shareholders of Commerce Bancshares, Inc. The Annual Meeting will be a Virtual Meeting. It will be held at 9:30 a.m. on April 19, 2023, and you may attend the meeting via the live webcast by visiting https://meetnow.global/MT2LVNR. Shareholders will log in using their control numbers. There is no longer a password required. Please note that there will be no in-person meeting for you to attend.
We are again utilizing the Securities and Exchange Commission rule allowing companies to furnish proxy materials to their shareholders over the Internet. This process allows us to expedite receipt of materials, lower the costs of distribution, and reduce the environmental impact. The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement describe the items to be considered and acted upon by the shareholders.
If you own shares of record, you may vote your shares online, by telephone, or you may request materials by following the instructions on the Notice. Whether or not you plan to attend this meeting via the live webcast, please vote as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. You can revoke your proxy any time before the Annual Meeting and issue a new proxy as you deem appropriate. You will find the procedures to follow if you wish to change or revoke your proxy on page 3 of this Proxy Statement. Your vote is very important. I look forward to you attending the meeting.

Sincerely,
DAVID W. KEMPER
Executive Chairman

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Notice of Annual Meeting of Shareholders of
Commerce Bancshares, Inc.

Date:	April 19, 2023

Time:	9:30 a.m., Central Daylight Time

Place:
The Annual Meeting will be conducted virtually. You are entitled to attend and participate in the Annual Meeting only if you were a shareholder of record as of the record date or hold a valid proxy for the meeting. Those shareholders will be able to attend the Annual Meeting virtually, vote their shares and submit questions during the meeting via live audio webcast by visiting: https://meetnow.global/MT2LVNR. To participate, you will need the 16-digit control number included in your proxy materials or on your proxy card; there is no longer a password required. Please note that there will be no in-person meeting for you to attend.

Purposes:	1. To elect four Directors to the 2026 Class for a term of three years;

2. To ratify the selection of KPMG LLP as the Company's independent registered public accounting firm for 2023;

3. Advisory approval of the Company's executive compensation (“Say on Pay”);

4. Advisory approval on the frequency of the Company's executive compensation vote ("Say on Pay Frequency");

5. Approve the Amendment of the Company's Articles of Incorporation to increase the number of shares of authorized common stock;

6. Approval of amendment and restatement of the Commerce Bancshares, Inc. Equity Incentive Plan, including an extension of the term; and

7. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Who Can Vote:	Shareholders at the close of business on February 15, 2023 are entitled to vote at the meeting. If your shares are registered in the name of a bank or brokerage firm, such procedures are described on the voting form sent to you.

How You Can Vote:	You may vote your proxy over the Internet or by telephone; or you may request materials to vote by mail. The Notice of Internet Availability of Materials ("Notice") contains instructions on how to access our Proxy and Annual Report online and has instructions for requesting such materials by mail.
By Authorization of the Board of Directors,
MARGARET M. ROWE
Secretary
March 10, 2023

Important Notice regarding the availability of proxy materials for the
Shareholder Meeting to be held on April 19, 2023
The Proxy Statement and Annual Report to Shareholders are available at www.edocumentview.com/CBSH

The Proxy Statement and Annual Report to Shareholders are also available on the
Company’s website at www.commercebank.com/ir

Your Vote Is Important. Whether You Own One Share or Many, Your Prompt Cooperation in Voting Your Proxy Is Greatly Appreciated.

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PROXY STATEMENT
COMMERCE BANCSHARES, INC.
1000 Walnut Street
Kansas City, Missouri 64106
Annual Meeting April 19, 2023
SOLICITATION
This Proxy Statement, the accompanying proxy card and the 2022 Annual Report to Shareholders of Commerce Bancshares, Inc. (the “Company” or “Commerce”), are first being made available to security holders on or about March 10, 2023. The Board of Directors of the Company (the "Board" or “Board of Directors”) is soliciting your proxy to vote your shares at the Annual Meeting of Shareholders (the “Meeting”) on April 19, 2023. The Board is soliciting your proxy to give all shareholders of record the opportunity to vote on matters that will be presented at the Meeting. This Proxy Statement provides you with information on these matters to assist you in voting your shares.
What is a Proxy?
A proxy is your legal designation of another person (the “proxy”) to vote on your behalf. By completing and returning the enclosed proxy card, you are giving David W. Kemper and John W. Kemper, who were appointed by the Board, the authority to vote your shares in the manner you indicate on your proxy card.
Why did I receive more than one proxy card?
You will receive multiple proxy cards if you hold your shares in different ways (e.g., joint tenancy, trusts, custodial accounts) or in multiple accounts. If your shares are held by a broker, banker, trustee or nominee (i.e., in “street name”), you will receive your proxy card or other voting information from your broker, bank, trustee, or nominee, and you will return your proxy card or cards to your broker, bank, trustee or nominee. You should vote on and sign each proxy card you receive.
Only one Notice of Internet Availability of Proxy Materials or set of printed proxy materials was delivered to my address, but there are two or more shareholders at this address. How do I request additional copies of the proxy materials?
    Computershare Trust Company, N.A., the entity retained to mail the Notice of Internet Availability of Proxy Materials or printed proxy materials to the Company’s registered owners, has been instructed to deliver only one notice or set of printed proxy materials to multiple security holders sharing an address unless the Company has received contrary instructions from you or one of the other shareholders. The Company will promptly deliver a separate copy of the notice or set of printed proxy materials for this year’s Annual Meeting or for any future meetings to any shareholder upon written or oral request. To make such request, please contact Computershare at 800-317-4445, hearing impaired/TDD at 800-952-9245, or write to Computershare, P.O. Box 43078, Providence RI 02940-3078. Overnight correspondence should be sent to Computershare, 150 Royall St., Suite 101, Canton, MA 02021. Similarly, you may contact Computershare through any of these methods if you receive multiple notices or sets of printed proxy materials and would prefer to receive a single copy in the future.
VOTING INFORMATION
Who is qualified to vote?
You are qualified to receive notice of and to vote at the Meeting if you owned shares of common stock, $5.00 par value, of the Company ("Common Stock"), at the close of business on the record date of Wednesday, February 15, 2023.
How many shares of Common Stock may vote at the Meeting?
As of February 15, 2023, there were 125,099,207 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on each matter presented.

What is the difference between a “shareholder of record” and a “street name” holder?
These terms describe how your shares are held. If your shares are registered directly in your name with Computershare Trust Company, N.A., the Company’s transfer agent, you are a “shareholder of record.” If your shares are held in the name of a broker, bank, trustee or other nominee as a custodian, you are a “street name” holder.
How do I vote my shares?
If you are a “shareholder of record,” you have several choices. You can vote your proxy:
•via the Internet,
•over the telephone, or
•by requesting materials and using the proxy card enclosed with the materials.
Please refer to the specific instructions set forth on the Notice or proxy card. For security reasons, the electronic voting system has been designed to authenticate your identity as a shareholder.
If you hold your shares in “street name,” your broker, bank, trustee or nominee will provide you with materials and instructions for voting your shares.
Can I vote my shares in person at the Meeting?
The Annual Meeting will be a Virtual Meeting. You are entitled to attend and participate in the Annual Meeting only if you were a shareholder of record as of the record date or hold a valid proxy for the meeting. Those shareholders will be able to attend the Annual Meeting virtually, vote their shares and submit questions during the Meeting via live audio webcast by visiting: https://meetnow.global/MT2LVNR. To participate, you will need the 16-digit control number included in your proxy materials or on your proxy card; there is no longer a password required. Please note that there will be no in-person meeting for you to attend.
What are the Board’s recommendations on how I should vote my shares?
The Board recommends that you vote your shares as follows:

Proposal One	FOR the election of all four nominees for the 2026 Class of Directors with terms expiring at the 2026 Annual Meeting of Shareholders.

Proposal Two	FOR the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm (independent auditors) for the fiscal year ending December 31, 2023.

Proposal Three	FOR the approval of the Company's executive compensation (Say on Pay).

Proposal Four	FOR a Say on Pay Frequency of "1 Year" (Say on Pay Frequency).

Proposal Five	FOR approval of the amendment of the Company's Articles of Incorporation to increase the number of shares of authorized common stock.

Proposal Six	FOR approval of the amendment and restatement of the Commerce Bancshares, Inc. Equity Incentive Plan, including an extension of the term.

What are my choices when voting?

Proposal One	You may cast your vote in favor of electing the nominees as Directors or withhold your vote on one or more nominees.

Proposal Two	You may cast your vote in favor of, or against, the proposal, or you may elect to abstain from voting your shares.

Proposal Three	You may cast your vote in favor of, or against, the proposal, or you may elect to abstain from voting your shares.

Proposal Four	You may cast your vote for 1 Year, 2 Years, 3 Years or you may elect to abstain from voting your shares.

Proposal Five	You may cast your vote in favor of, or against, the proposal, or you may elect to abstain from voting your shares.

Proposal Six	You may cast your vote in favor of, or against, the proposal, or you may elect to abstain from voting your shares.

Shareholders do not have dissenters' rights of appraisal in connection with these proposals.
How would my shares be voted if I do not specify how they should be voted?
If you sign and return your proxy card without indicating how you want your shares to be voted, the proxies will vote your shares as follows:

Proposal One	FOR the election of all four nominees for the 2026 Class of Directors with terms expiring at the 2026 Annual Meeting of Shareholders.

Proposal Two	FOR the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm (independent auditors) for the fiscal year ending December 31, 2023.

Proposal Three	FOR the approval of the Company's executive compensation. (Say on Pay).

Proposal Four	FOR a frequency of Say on Pay votes of "1 Year" (Say on Pay Frequency).

Proposal Five	FOR approval of the Amendment of the Company's Articles of Incorporation to increase the number of shares of authorized common stock; and

Proposal Six	FOR approval of the amendment and restatement of the Commerce Bancshares, Inc. Equity Incentive Plan, including an extension of the term.

How are votes withheld, abstentions and broker non-votes treated?
If your shares are held in street name, unless you provide voting instructions to your broker, bank, trustee, or other nominee, your shares will not be voted on Proposals One, Three, Four, Five or Six. Those unvoted shares are referred to as broker non-votes and will be treated as not entitled to vote and have no effect on the outcome. In the election of Directors, broker non-votes will be considered solely for quorum purposes and are not counted for the election of Directors; withheld votes will be treated as votes against a Director. On Proposal Two (ratification of the appointment of KPMG LLP), your broker, bank, trustee, or other nominee may exercise its discretion and vote on Proposal Two. Abstentions will be treated as votes against Proposal Two. On Proposal Three (approval of the Company’s executive compensation) and Proposal Six (approval of the amended and restated Equity Incentive Plan), abstentions will be treated as votes against Proposal Three and Proposal Six. On Proposal Four (Say on Pay Frequency), abstentions and broker non-votes will have no effect on the results. On Proposal Five (approval of the amendment of the Company's Articles of Incorporation), abstentions and broker non-votes will have the effect of a vote against Proposal Five.
Can I change my vote after I have mailed in my proxy card?
If you are a “shareholder of record,” you may revoke your proxy by doing one of the following:
•by sending a written notice of revocation to the Secretary of the Company that is received prior to the Meeting, stating that you revoke your proxy;

•by delivery of a later-dated proxy (including a telephone or Internet vote) and submitting it so that it is received prior to the Meeting in accordance with the instructions included on the proxy card(s); or
•by attending the meeting online at https://meetnow.global/MT2LVNR and voting your shares at the virtual meeting. To participate, you will need the 16-digit control number included in your proxy materials or on your proxy card; there is no longer a password required.
If you hold shares in “street name,” contact your broker, bank, trustee or other nominee for directions on how to change your vote.
What vote is required to approve each proposal?

Proposal One	requires the affirmative vote of a majority of those shares represented by proxy and entitled to vote thereon at the Meeting.

Proposal Two	requires the affirmative vote of a majority of those shares represented by proxy and entitled to vote thereon at the Meeting.

Proposal Three	requires the affirmative vote of a majority of those shares represented by proxy and entitled to vote thereon at the Meeting. The vote on Proposal Three is a non-binding advisory vote.

Proposal Four	requires the affirmative vote of a majority of those shares represented by proxy and entitled to vote thereon at the Meeting. If none of the alternatives receives a majority vote the Company will consider the alternative with the highest number. The vote on Proposal Four is a non-binding advisory vote.

Proposal Five	requires the affirmative vote of a majority of the outstanding shares entitled to vote thereon.

Proposal Six	requires the affirmative vote of a majority of those shares represented by proxy and entitled to vote thereon at the Meeting.

Who will count the votes?
Representatives from Computershare Trust Company, N.A., the transfer agent, will count the votes and provide the results to the Inspectors of Election who will then tabulate the votes at the Meeting.
Who pays the cost of a proxy solicitation?
The cost of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, proxies may be solicited personally or by telephone, facsimile transmission or via email by regular employees of the Company. Morrow Sodali LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford, Connecticut 06902, has been retained by the Company, at an estimated cost of $10,500 plus reasonable out-of-pocket expenses, to aid in the solicitation of proxies; shareholders may contact Morrow Sodali LLC, at (800) 662-5200 and brokers and banks may contact Morrow Sodali LLC, at 203-658-9400. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to their principals and the Company will reimburse them for the expense of doing so. This Proxy Statement and proxy will be first sent to security holders on or about March 10, 2023.
Is this Proxy Statement the only way that proxies are being solicited?
No. As stated above, the Company has retained Morrow Sodali LLC to aid in the solicitation of proxy materials. In addition to mailing these proxy materials, certain directors, officers or employees of the Company may solicit proxies by telephone, facsimile transmission, e-mail or personal contact. They will not be compensated for doing so.
If you have any further questions about voting your shares or attending the Meeting, please call the Company’s Secretary, Margaret M. Rowe at 816-234-2371.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Security ownership of certain beneficial owners:
This table includes each person known as of February 15, 2023 to be the beneficial owner of 5% or more of the Company’s outstanding Common Stock. Under applicable Securities and Exchange Commission Rules, beneficial ownership of shares includes shares as to which a person has or shares voting power and/or investment power.

Name and Address of Beneficial Owner	Number of shares (7)		Percent of Class (7)
Commerce Bank	7,285,553	(1)(2)	5.8
1000 Walnut Street Kansas City, Missouri 64106
The Vanguard Group	12,100,988	(3)	9.7
100 Vanguard Blvd. Malvern, PA 19355
BlackRock, Inc.	10,717,056	(4)	8.6
55 East 52nd Street New York, NY 10055
Aristotle Capital Management, LLC	9,386,523	(5)	7.5
11100 Santa Monica Blvd., Suite 1700 Los Angeles, CA 90025
State Street Corporation	6,236,585	(6)	5.0
1 Lincoln Street Boston, MA 02111
_______________________________________
(1)These shares represent the beneficial ownership of the Company’s Common Stock held in various trust capacities. Of those shares Commerce Bank had (i) sole voting power over 1,626,466 shares; (ii) shared voting power over 3,208,920 shares; (iii) sole investment power over 2,788,420 shares; and (iv) shared investment power over 1,472,254 shares.
(2)Those shares for which Commerce Bank has shared voting power include 2,710,872 shares held as Trustee for the Commerce Bancshares, Inc. Participating Investment Plan (the “Plan”), a 401(k) plan established for the benefit of the Company’s employees. Pursuant to the Plan, participants are entitled to direct the Trustee with regard to the voting of each participant’s shares held in the Plan. As to any shares for which no timely directions are received, the Trustee will vote such shares in accordance with the direction of the Company.
(3)This information is based solely on a Schedule 13G/A filed with the Securities and Exchange Commission (the "SEC") on February 9, 2023. Based upon the information contained in the filing, The Vanguard Group has sole voting and dispositive power with respect to 0 and 11,850,223 shares, respectively, shared voting and dispositive power with respect to 67,031 and 250,765 shares, respectively, and beneficially owns 12,100,988 shares of the Company’s Common Stock.
(4)This information is based solely on a Schedule 13G/A filed with the SEC on February 3, 2023. Based upon the information contained in the filing, BlackRock, Inc. has sole voting and dispositive power with respect to 10,366,157 and 10,717,056 shares, respectively, and beneficially owns 10,717,056 shares of the Company’s Common Stock.
(5)This information is based solely on a Schedule 13G/A filed with the SEC on February 14, 2023. Based upon the information contained in the filing, Aristotle Capital Management, LLC has sole voting and dispositive power with respect to 8,376,151 and 9,386,523 shares, respectively, and beneficially owns, 9,386,523 shares of the Company’s Common Stock.
(6)This information is based solely on a Schedule 13G/A filed with the SEC on February 1, 2023. Based upon the information contained in the filing, State Street Corporation shared voting and dispositive power with respect to 5,957,781 and 6,236,585 shares, respectively, and beneficially owns, 6,236,585 shares of the Company’s Common Stock.
(7)Ownership as of December 31, 2022.

Security ownership of management:
The following information pertains to the Common Stock of the Company beneficially owned, directly or indirectly, by all Directors and nominees for Director, the executive officers named in the Summary Compensation Table, and by all Directors, nominees and executive officers of the Company as a group as of December 31, 2022.

Name of Beneficial Owner	Number of shares		Percent of Class
Kevin G. Barth	147,804	(2)	*
Terry D. Bassham	17,854		*
Blackford F. Brauer	17,724		*
W. Kyle Chapman	1,382		*
Karen L. Daniel	9,019		*
Earl H. Devanny, III	23,977		*
June McAllister Fowler	1,119		*
John K. Handy	59,729	(2)
Robert S. Holmes	50,307	(2)	*
David W. Kemper	1,246,937	(2)(4)	1.3
	114,826	(1)
	245,410	(3)
	45,544	(5)
John W. Kemper	223,400	(2)(5)	1.3
	245,410	(3)
	1,140,189	(4)
Jonathan M. Kemper	1,266,808	(2)	1.3
	122,033	(1)
	245,410	(3)
Charles G. Kim	135,205	(2)	*
Benjamin F. Rassieur, III	31,152		*
Todd R. Schnuck	21,363		*
Christine B. Taylor	1,546		*
Kimberly G. Walker	26,430		*
All Directors, nominees and executive officers as a group (including those listed above)	3,988,692	(2)	3.2
_______________________________________
(1)Shared voting power and investment power.
(2)Includes shares which could be acquired within 60 days by exercise of stock appreciation rights (SARs). Shares acquired by exercise of SARs were computed on a net basis, assuming the rights were exercised at a price equal to the fair market value of the Common Stock at December 31, 2022. Shares which could be acquired within 60 days by exercise of SARs are as follows: Messrs. Kevin G. Barth — 9,273; John K. Handy — 1,927; Robert S. Holmes — 5,386; David W. Kemper — 21,382; John W. Kemper — 30,566; Jonathan M. Kemper — 68,477;  Charles G. Kim — 18,251; and all Directors, nominees and executive officers as a group (including those listed above) — 175,431.
(3)Owned by a corporation for which Messrs. David W. Kemper, John W. Kemper and Jonathan M. Kemper are shareholders and serve as Directors. Messrs. David W. Kemper, John W. Kemper and Jonathan M. Kemper disclaim beneficial ownership of such shares, other than to the extent of their pecuniary interests.
(4)Includes 1,140,189 shares of which Mr. David W. Kemper is the beneficial owner, but shares voting power with Mr. John W. Kemper.
(5)Includes 45,544 shares of which Mr. John W. Kemper is the beneficial owner, but shares voting power with Mr. David W. Kemper.
*    Less than 1%

COMPOSITION OF THE BOARD, BOARD DIVERSITY AND DIRECTOR QUALIFICATIONS
Composition of the Board
The full Board consists of thirteen Directors. The Board is divided into three classes consisting of one class of five Directors (2025 Class) and two classes of four Directors (2026 and 2024 Classes). The Directors in each class serve a three-year term. The term of each class expires at successive Annual Meetings so that the shareholders elect one class of Directors at each Annual Meeting.
Board Diversity
The Committee on Governance/Directors seeks nominees with a broad diversity of experience, professions, and perspectives, including diversity with respect to race, ethnicity, gender, geography, and areas of expertise. The Committee ensures that women and minority candidates are included in the candidate pool from which non-incumbent Director nominees are selected, and it employs a variety of strategies to help develop a diverse candidate pool.
The tables below provide certain highlights of the composition of our Board members as of December 31, 2022, and December 31, 2021. Each of the categories listed in the table below has the meaning as it is used in Nasdaq Rule 5605(f).

Board Diversity Matrix (As of December 31, 2022)
Total Number of Directors	13
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	7	—	3
Part II: Demographic Background
African American or Black	1	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latino/a	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	7	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	3

Board Diversity Matrix (As of December 31, 2021)
Total Number of Directors	12
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	9	—	2
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latino/a	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	9	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	2

Director Qualifications
With respect to its recommendations of prospective candidates to the Board, the Committee on Governance/Directors may establish the criteria for Director service and will consider, among other things, the independence of the candidates under applicable standards and such experience and moral character as to create value to the Board, the Company and its shareholders. With respect to incumbent candidates, the Committee on Governance/Directors also considers meeting attendance, meeting participation and ownership of Company stock. The criteria and selection process are not standardized and may vary from time to time. Relevant experience in business, government, the financial industry, cybersecurity, education and other areas are prime measures for any nominee. Additional areas of expertise typically sought by the Committee include, but are not limited to: audit and controls, corporate governance, finance, accounting, major lines of business within the Company, business strategy, specific industries strategically important to the Company, and risk management.

PROPOSAL ONE

ELECTION OF THE 2026 CLASS OF DIRECTORS
Director Nominees
Effective as of the date of the Meeting, the full Board will consist of thirteen Directors. The Board will be divided into three classes consisting of one class of five Directors (2025 Class) and two classes of four Directors (2026 and 2024 Classes).
The election of four Directors to the 2026 Class will take place at the Meeting. At its meeting on February 3, 2023, the Board approved the recommendation of the Committee on Governance/Directors that four 2026 Class Directors be elected for a three-year term.
If elected, the four 2026 Class Director nominees will serve on the Board until the Annual Meeting in 2026, or until their successors are duly elected and qualified in accordance with the Company’s Bylaws. If any of the four nominees should become unable to accept election, the persons named on the proxy card as proxies may vote for such other person(s) recommended by the Company’s Board of Directors. Management has no reason to believe that any of the four nominees for election named below will be unable to serve.

The Board of Directors Recommends that Shareholders Vote FOR All Four Nominees Listed Below

Nominees For Election to the 2026 Class of Directors:

Blackford F. Brauer, 46 President Hunter Engineering Company Director Since: May 2022
Committees: Audit and Risk Committee

Other Directorships: None

Discussion:
Mr. Brauer is President of Hunter Engineering Company, a manufacturer of capital equipment for the automotive industry. Hunter Engineering products are designed and built in the United States and used by automotive workshops in over 100 countries. Mr. Brauer provides experience with business strategy and internal controls, in addition to insight into an industry that is important to the Company. Mr. Brauer earned a Master of Business Administration degree from Northwestern University and Bachelor of Arts degree in Economics from Princeton University. Mr. Brauer serves as a Director of the Donald Danforth Plant Science Center and a Trustee of Washington University. Mr. Brauer served as a member of the Commerce Bank St. Louis Advisory Board from 2009 to 2022.

W. Kyle Chapman, 44 President and Board Member Barry-Wehmiller Group, Inc. Director Since: May 2022
Committees: Compensation and Human Resources Committee

Other Directorships: None

Discussion:
Mr. Chapman is President and Board Member of Barry-Wehmiller Group, Inc., a global organization that manufactures capital equipment and provides consulting services for a broad set of industries (e.g., food & beverage, life sciences, healthcare, general industrial). In addition, Mr. Chapman serves on BarryWehmiller’s Board of Directors. Mr. Chapman has been with the Barry-Wehmiller Group since 2009, when he co-founded BW Forsyth Partners. He served as a strategic financial advisor to the Barry-Wehmiller Group leadership team from 2015 to 2019, while co-leading BW Forsyth Partners, and was named BarryWehmiller’s Interim Chief Financial Officer in early 2020, shortly before becoming President. Prior to his employment with the Barry-Wehmiller Group, Mr. Chapman gained private equity and operating experience at various companies. In addition to his experience as a strategic financial advisor, Mr. Chapman provides the Board with a view into the economic conditions associated with a variety of industries. Mr. Chapman has a Bachelor of Science in commerce from the McIntire School of Commerce at the University of Virginia. He served as a member of the Commerce Bank St. Louis Advisory Board from 2012 to 2022.

Karen L. Daniel, 65 Retired Chief Financial Officer and Executive Director Black & Veatch Director Since: January 2018
Committees: Audit and Risk Committee

Other Directorships: Snap-on Tools (since 2005); and Teladoc Health, Inc. (since 2020)

Discussion:
Ms. Daniel graduated from Northwest Missouri State University and received her master's degree in accounting from the University of Missouri-Kansas City. She spent 11 years with the certified public accounting firm of Peat Marwick (KPMG), rising to Senior Audit Manager. Ms. Daniel joined Black & Veatch in 1992 with the internal audit group, was named Chief Financial Officer in 1999 and joined the Black & Veatch Board of Directors in 2006. In her role as CFO, she was responsible for developing and executing business strategies, and as President of Black & Veatch's Global Finance & Technology Solutions Division, she led the global finance and IT organizations. In addition to her experience in a segment of the economy that is vital to the Company, Ms. Daniel brings to the Board financial and accounting expertise, as well as a background in risk management oversight. Ms. Daniel retired from Black & Veatch in July 2018 as Chief Financial Officer (CFO) and Executive Director. Ms. Daniel serves on numerous public and philanthropic boards, including Snap-on, Inc., Teladoc Health, Inc., Giant Eagle, Kansas City Campus for Animal Care, KC Royals Charities, Kauffman Foundation, Phoenix Family and City Year Kansas City. Ms. Daniel also served as Vice-Chair of former President Obama's Advisory Council on Doing Business in Africa.

David W. Kemper, 72 Executive Chairman Commerce Bancshares, Inc. Director Since: February 1982
Committees: Executive Committee (Chairman)

Other Directorships: Tower Properties Company (since October 1989); and Post Holdings, Inc. (since September 2015)

Discussion:
Mr. Kemper became Executive Chairman in August 2018. He previously was the Chairman and Chief Executive Officer of the Company from 1991 to 2018 and was President of the Company from 1982 until February 2013. He graduated cum laude from Harvard College, earned a masters degree in English literature from Oxford University, and an M.B.A. from the Stanford Graduate School of Business. He is the Past President of the Federal Advisory Council to the Federal Reserve Board. Mr. Kemper is active in the St. Louis community, serving as a board member of Washington University in St. Louis, the Missouri Botanical Garden, and the St. Louis Art Museum. He is also a board member of the Crawford Group, Inc. and Post Holdings. Mr. Kemper brings to the Board a thorough understanding of the financial industry and an appreciation of the values upon which the Company was founded. Mr. Kemper is the brother of Jonathan M. Kemper, Chairman Emeritus, Commerce Bank, Kansas City Region, and the father of John W. Kemper, President and Chief Executive Officer of the Company.

The following information is provided with respect to the Directors who are continuing in office for the respective periods and until their successors are elected and qualified.

2025 Class of Directors

Earl H. Devanny, III, 71 Retired Chief Executive Officer TractManager Director Since: April 2010
Committees: Committee on Governance/Directors (Chairman); and Executive Committee

Other Directorships: None

Discussion:
Mr. Devanny is a former advisory director of Commerce Bank and has extensive experience with regulated industries. Mr. Devanny holds a Bachelor of Arts degree in English from the University of the South (Sewanee). Mr. Devanny served as CEO of TractManager Holdings, LLC from September 2016 to April 2021, until his retirement. Prior to this position, Mr. Devanny served as the President of Healthcare at Nuance Communications from April 2014 to August 2016, as CEO of The TriZetto Group from July 2010 to May 2013, and the President of Cerner Corporation from August 1999 to July 2010. This experience brings a professional insight into the healthcare industry, one of the Company's most important target industries for financial services.

June McAllister Fowler, 66 Retired, Senior Vice President, Communications, Marketing and Public Affairs of BJC HealthCare Director Since: April 2022
Committees: Compensation and Human Resources Committee

Other Directorships: None

Discussion:
Until her retirement in December, 2021, as Senior Vice President of Communications, Marketing and Public Affairs of BJC HealthCare, June McAllister Fowler led internal, external, and public policy communications and government and community relations efforts on behalf of BJC HealthCare, one of the largest nonprofit health care organizations in the United States and one of the largest private employers in the state of Missouri. Ms. Fowler had responsibility for multiple areas, including media relations, executive communications, community benefit, community affairs, government and external relations, health literacy, corporate marketing, creative services, web development, media services and the award‐winning employee online newspaper, BJC Today. Prior to joining BJC, Ms. Fowler was senior director of communications and community affairs for Mallinckrodt. She began her career as an urban planner with St. Louis County government, ultimately serving as director of the Department of Planning. Ms. Fowler provides the Board a unique insight to the healthcare industry, which includes experience managing government and community relations. Ms. Fowler earned her master’s degree in urban affairs from Washington University in St. Louis. She completed her bachelor’s degree at the University of Missouri–Columbia. Ms. Fowler has been an active volunteer throughout the region for many years. She currently serves as the board chair of the Cortex Innovation and KIPP St. Louis Public Charter School. She is on the boards of Citizens for Modern Transit (immediate past chair), Lambert St. Louis International Airport and The Muny, one of the oldest outdoor theaters in the United States, where she is board secretary. She also serves as a member of Washington University Public Affairs National Council, and the Health Care Industry Council of the Federal Reserve Bank of St. Louis. Ms. Fowler is a past chair of the Girl Scout Council of Eastern Missouri and the Metropolitan Association for Philanthropy.

Benjamin F. Rassieur, III, 68 President Paulo Products Company Director Since: August 1997
Committees: Audit and Risk Committee (Chairman); Committee on Governance/Directors; and Executive Committee

Other Directorships: None

Discussion:
Mr. Rassieur is President of a successful, private company that performs heat treating and metal finishing at six plants in three states and Mexico. His business provides a leading indicator of general economic conditions. Mr. Rassieur graduated cum laude from Amherst College with a degree in economics. He has been a director of Commerce Bank and has been a long time member of the Company’s Audit and Risk Committee. He is the current Chairman of the Audit and Risk Committee. His community involvement includes being a Director of Concordance Academy.

Todd R. Schnuck, 64 Chairman of the Board and Chief Executive Officer Schnuck Markets, Inc. Director Since: April 2010
Committees: Audit and Risk Committee

Other Directorships: None

Discussion:
Todd R. Schnuck is Chairman and Chief Executive Officer of Schnuck Markets, Inc. (since October 2014; from 2006 to 2014 served as President and Chief Operating Officer; and prior to 2006, served as Chief Financial Officer). As Chairman and Chief Executive Officer of Schnuck Markets, Inc., Mr. Schnuck brings to the Board a unique perspective from a consumer driven industry that faces many of the same issues that the Company faces, such as selection of retail locations, geographic expansion, and customer loyalty. With stores in Missouri, Illinois, Indiana, and Wisconsin, Schnuck Markets, Inc. operates in much of the same footprint as the Company. A graduate of the University of Virginia with an M.B.A. from Cornell, Mr. Schnuck had several years' experience in the investment banking profession before joining the family-owned business and serving as its Chief Financial Officer and Chief Operating Officer prior to his current position. Mr. Schnuck has previously served as an advisory director of Commerce Bank.

Christine B. Taylor, 47 President and Chief Executive Officer Enterprise Holdings, Inc. Director Since: April 2022
Committees: Committee on Governance/Directors

Other Directorships: None

Discussion:
Ms. Taylor is President and Chief Executive Officer for Enterprise Holdings, Inc., and is a 20-year veteran of the company. Ms. Taylor is the fourth CEO in the company’s history and is part of the third generation of leadership of the privately-owned Enterprise Holdings, preceded by her father, Andy Taylor, and grandfather, Jack Taylor. As President and CEO, Ms. Taylor serves on the corporate board of Enterprise Holdings and is one of the highest-ranking women among the world’s largest travel companies and one of the top female CEOs across all industries, based on company revenue. Ms. Taylor joined Enterprise Rent-A-Car’s Management Training Program in 2000 and worked at several rental locations before relocating to London in 2006. In 2008, Ms. Taylor returned to St. Louis and held various leadership roles within different areas of the business over the next several years. Taylor was named Senior Vice President of North American Operations in 2013, promoted to Executive Vice President and Chief Operating Officer in 2016 and named President in 2019. Ms. Taylor was promoted to Chief Executive Officer in January 2020 in addition to retaining her current title of President. Ms. Taylor brings to the Board insight into the economic trends related to mobility and experience in delivering best-in-class customer experience and service. Ms. Taylor received a bachelor’s degree from Miami University in Oxford, Ohio and an MBA from Washington University in St. Louis. Ms. Taylor also serves on the Crawford Group, Inc. Board of Directors and several local St. Louis boards and committees, including the Crawford Taylor Foundation.

2024 Class of Directors

Terry D. Bassham, 62 Retired Chief Executive Officer and President Evergy, Inc. Director Since: February 2013
Committees: Compensation and Human Resources Committee (Chairman), Committee on Governance/Directors and Executive Committee

Other Directorships: None

Discussion: Prior to his retirement as President & CEO of Evergy, Inc., Mr. Bassham served as Chairman of the Board, President and CEO (since June 2012), of Great Plains Energy, KCP&L, and Greater Missouri Operations. As of January 2021, Mr. Bassham retired from all responsibilities at Evergy. Mr. Bassham originally served as KCP&L Executive Vice President of Finance, Strategic Development and CFO, more recently as Executive Vice President of Utility Operations. He graduated from the University of Texas-Arlington and earned a Juris Doctor degree from St. Mary's University Law School in San Antonio, Texas. Mr. Bassham previously practiced as a regulatory attorney and has served as an advisory director of the Company's banking subsidiary in Kansas City. He is active in the Kansas City area community and has served as a board member of the Kansas City Scholars. Mr. Bassham brings to the Board an inside perspective of the energy industry and experience in a highly regulated industry with a publicly traded company.

John W. Kemper, 45 President and Chief Executive Officer Commerce Bancshares, Inc. Director Since: September 2015
Committees: Executive Committee

Other Directorships: Tower Properties Company (since March 2008)

Discussion:
John W. Kemper is President and Chief Executive Officer of Commerce Bancshares, Inc., and Chairman and Chief Executive Officer of Commerce Bank. Mr. Kemper joined Commerce in 2007 leading strategy and working across a number of leadership roles within the Company. Prior to his current role, Mr. Kemper served as the Company’s President and Chief Operating Officer. Before joining Commerce, Mr. Kemper worked as an Engagement Manager in the New York and Chicago offices of McKinsey & Co. While at McKinsey, Mr. Kemper led consulting teams on strategy and operations engagements for a number of clients in the financial services and airline industries. Mr. Kemper holds a Bachelor of Arts in history and political science from Stanford University, a Master of Science in economic history from the London School of Economics and an M.B.A. from Northwestern University's Kellogg School of Management. Mr. Kemper is a member of the Visa Executive Client Counsel and serves on the boards of several civic organizations in the St. Louis region. Mr. Kemper is the son of David W. Kemper, Executive Chairman of the Board, and nephew of Jonathan M. Kemper, Chairman Emeritus, Commerce Bank, Kansas City Region.

Jonathan M. Kemper, 69 Chairman Emeritus Commerce Bank, Kansas City Region Director Since: February 1997
Committees: None

Other Directorships: Tower Properties Company (Non-Executive Chairman since April 2005)

Discussion:
Mr. Kemper transitioned from day-to-day responsibilities at the Company in August 2018; he currently oversees the Commerce Bank Trusts and Foundations Office. After graduating from Harvard, Mr. Kemper received an M.B.A. from Harvard University's Graduate School of Business. Prior to working for the Company, Mr. Kemper held various positions in the financial industry in New York and Chicago, including positions with Citicorp, the Federal Reserve Bank of New York, and M. A. Schapiro and Company. Mr. Kemper previously served on the Federal Advisory Council to the Federal Reserve Board from January 2012 to December 2015. Mr. Kemper is involved in several community and business organizations in addition to his responsibilities at Commerce Bank. Mr. Kemper is a recognized community leader in one of the Company's largest markets and also brings expertise in current and emerging technologies to the Board. Mr. Kemper is the brother of David W. Kemper, Executive Chairman of the Board, and the uncle of John W. Kemper, President and Chief Executive Officer of the Company.

Kimberly G. Walker, 64 Retired Chief Investment Officer Washington University in St. Louis Director Since: February 2007
Committees: Audit and Risk Committee

Other Directorships: None

Discussion:
Ms. Walker holds an M.B.A. in finance, with distinction, from the University of Michigan, an M.A. in economics from Washington University in St. Louis, and a B.A. in economics and public administration from Miami University of Ohio, where she graduated magna cum laude. Ms. Walker also holds the Chartered Financial Analyst designation. She has extensive experience in institutional asset management and has knowledge of internal controls and audit committee functions. Ms. Walker served as Chief Investment Officer at Washington University for 10 years through December 31, 2016 and as Executive in Residence at Washington University’s Olin Business School in 2017.

“Other Directorships,” both for nominees and those continuing in office, includes directorships at any public company or registered investment company during the previous five years.
CORPORATE GOVERNANCE
Corporate Governance Guidelines
The Board has adopted guidelines on significant corporate governance matters that, together with the Company’s Code of Ethics and other policies, create the corporate governance standards for the Company. You may view the Corporate Governance Guidelines on the Company’s website at investor.commercebank.com/overview/corporate-governance, where you will also find the Corporate Code of Ethics, the Code of Ethics for Senior Financial Officers, the Supplier Code of Conduct, the Related Party Transaction Policy, and the charters of the Audit and Risk Committee, Committee on Governance/Directors and the Compensation and Human Resources Committee.
Each Director and all executive officers are required to complete annually a Director and Executive Officer Questionnaire (“Questionnaire”). The information contained in the responses to the Questionnaire is used, in part, to determine Director independence and identify material transactions with the Company in which a Director or executive officer may have a direct or indirect material interest.
Shareholder Communications
The Board has not adopted a formal policy for shareholder communications. We believe a formal policy is unnecessary because the Company has a longstanding practice that shareholders may communicate with the Board or any individual Director through the Secretary of the Company. The Secretary will forward all such communications to the Board or any individual Director. The Secretary will not forward any communications that: (i) constitute commercial advertising of products; (ii) contain offensive language or material; (iii) are not legible or coherent; or (iv) are in the nature of customer complaints that can be handled by Company management.
Director Independence
In accordance with the rules of the NASDAQ Stock Market LLC (“NASDAQ”), the Board, on the recommendation of the Committee on Governance/Directors, determines the independence of each Director and nominee for election as a Director. The Committee on Governance/Directors applies the definition of “independent director” adopted by NASDAQ to information derived from responses to the Questionnaire and from research of the Company’s records provided by the General Counsel, Controller and Auditor of the Company. The Board, on the basis of the recommendation of the Committee on Governance/Directors, determined that the following non-employee Directors of the Company and Director nominees are independent:

Terry D. Bassham	Benjamin F. Rassieur, III
Blackford F. Brauer	Todd R. Schnuck
W. Kyle Chapman	Christine B. Taylor
Karen L. Daniel	Kimberly G. Walker
Earl H. Devanny, III
June McAllister Fowler

    Based on the NASDAQ definition of “independent director,” the Board determined that David W. Kemper and John W. Kemper, as employed executive officers of the Company, are not independent, and that Jonathan M. Kemper, as an employed officer of the Company, is not independent.
Board Meetings
The Board held four regularly scheduled meetings in 2022. In conjunction with scheduled meetings, the Board regularly meets in Executive Session; during Executive Session, the Board has the opportunity to meet without the presence of any non-independent employee directors. All Directors other than Todd R. Schnuck attended more than 75% of the Board and Committee meetings on which they served in 2022. Todd R. Schnuck attended 63% of the Board and Committee meetings in which he served in 2022; however, one Committee meeting and one Board meeting missed by Mr. Schnuck were excused for medical reasons, resulting in an official attendance figure of 83%. Although it is not the policy of the Company that Directors attend the Annual Meeting of Shareholders, all the Directors attended the 2022 Annual Meeting of Shareholders on April 20, 2022.
Board Leadership Structure
Prior to August 1, 2018, David W. Kemper served as both principal executive officer and chairman of the Board. Combining the principal executive officer position with the chairmanship of the Board was established in the Company’s original governing documents. Until February 8, 2013, under the Company’s Bylaws, the Chairman of the Board was the chief executive officer of the Company by definition. The incorporators of the Company believed in establishing direct accountability to the shareholders for the chief executive officer who is responsible for the day-to-day decisions that affect the Company’s value. A combined Chairman and Chief Executive Officer avoids potential conflicts between incumbents, establishes accountability, and has the added advantage of eliminating additional compensation expense that would result from separating these two functions. Since its incorporation, the financial strength and esteemed reputation the Company has achieved are a testament to, and a direct result of, the leadership of the two people who have held these combined positions, James M. Kemper, Jr. and current Executive Chairman, David W. Kemper. At its meeting on February 8, 2013, the Board amended the Bylaws to permit, but not require, the separation of the positions of Chairman and Chief Executive Officer. At its meeting on April 2, 2018, the Board determined that, effective on August 1, 2018, the positions of Chairman and Chief Executive Officer would be separated, with David W. Kemper assuming the position of Executive Chairman and John W. Kemper assuming the position of President and Chief Executive Officer.
The Chairman of the Committee on Governance/Directors serves as the Lead Director of the Board. The purpose and effect of this designation is to establish leadership in the Board room during the executive sessions of the Board members.
Committees of the Board
The Board has four committees, three of which (the Compensation and Human Resources Committee, the Committee on Governance/Directors, and the Audit and Risk Committee) are standing committees that meet at least once per year. The Compensation and Human Resources Committee, the Committee on Governance/Directors, and the Audit and Risk Committee are comprised solely of non-employee, independent Directors in accordance with NASDAQ listing standards. The members of the Compensation and Human Resources Committee are also "non-employee Directors" under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and "outside Directors" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The charter for each committee is available online as noted herein. The charters are also available in print to any shareholder who makes a request of the Secretary of the Company. Pursuant to the Company’s Bylaws, the Board has established an Executive Committee to meet as necessary. The Executive Committee does not have a charter and consists of both independent, non-employee Directors and employee Directors.

The Executive Committee is comprised of David W. Kemper, John W. Kemper, Terry D. Bassham, Earl H. Devanny, III, and Benjamin F. Rassieur, III. The table below shows the current membership of the standing committees of the Board:

Compensation and Human Resources	Governance/Directors	Audit and Risk
Terry D. Bassham*	Terry D. Bassham	Blackford F. Brauer
W. Kyle Chapman	Earl H. Devanny, III**	Karen L. Daniel
June McAllister Fowler	Benjamin F. Rassieur, III	Benjamin F. Rassieur, III*
	Christine B. Taylor	Todd R. Schnuck
Kimberly G. Walker

______________________________
* Committee Chairman
** Committee Chairman and Lead Director

Compensation and Human Resources Committee
The Compensation and Human Resources Committee met once in 2022. The Compensation and Human Resources Committee is comprised solely of independent, non-employee Directors. The charter of the Compensation and Human Resources Committee may be found on the Company’s website at investor.commercebank.com/overview/corporate-governance.
The Compensation and Human Resources Committee’s responsibilities, discussed in detail in the charter, include the following:
•Establishing the Company’s general compensation philosophy and overseeing the development and implementation of executive and senior management compensation programs;
•Reviewing and approving corporate goals and objectives relevant to the compensation of executives and senior management;
•Reviewing the performance of executives and senior management;
•Determining the appropriate compensation levels for executives and senior management;
•Making recommendations to the Board with respect to the Company’s incentive plans and equity-based plans;
•Overseeing regulatory compliance with respect to compensation matters, including overseeing the Company's policies on structuring compensation programs to preserve tax deductibility; and
•Advising and consulting with management on succession planning.
The Compensation and Human Resources Committee’s processes for considering and determining executive compensation are described under the heading “Compensation and Human Resources Committee Processes” in the section entitled "Compensation Discussion and Analysis".
Committee on Governance/Directors
The Committee on Governance/Directors met once in 2022. The Committee on Governance/Directors is comprised solely of independent, non-employee Directors. The charter of the Committee on Governance/Directors may be found on the Company’s website at investor.commercebank.com/overview/corporate-governance.
The Committee on Governance/Directors’ responsibilities, discussed in detail in the charter, include the following:
•Evaluating proposed candidates for directorship in the Company;
•Evaluating Board performance;
•Establishing the agenda for the annual meeting of shareholders;
•Evaluating the quality of the information and analysis presented to the Board and standing committees;
•Assessing the independence of Directors; and
•Evaluating the performance of the Company relative to corporate governance matters.
The Chairman of the Committee on Governance/Directors serves as the Lead Director of the Board and chairs the Board’s Executive Sessions.
Typically, by the end of January of each year, the Committee on Governance/Directors meets and makes its recommendations to the Board of its proposed slate of Directors for the class of Directors to be elected at the next annual meeting; the date, time and place of the annual meeting; and the matters to be placed on the agenda for the annual meeting. At its meeting on January 25, 2023, the Committee on Governance/Directors determined its nominees for the Class of 2026. All of the nominees for the Class of 2026 are current Directors standing for re-election.
The Committee will consider individuals for Board membership that are proposed by shareholders in accordance with the provisions of the Company’s Bylaws. A description of those provisions can be found under “Shareholder Proposals and Nominations” below. The Committee on Governance/Directors will consider individuals proposed by shareholders under the same criteria as all other individuals.
Audit and Risk Committee
The Company has a separately designated standing Audit and Risk Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. In 2022, the Audit and Risk Committee met four times. The Audit and Risk Committee is comprised solely of independent, non-employee Directors, and is chaired by Mr. Rassieur. The Board has determined that Ms. Daniel and Mr. Schnuck are each an “Audit and Risk Committee financial expert” as required by the SEC and Ms. Daniel is an "Audit and Risk Committee risk expert" as required by Regulation YY as adopted by the Federal Reserve Board. As a regulated financial company, risk evaluation is inherent in overseeing the Company’s financial reporting processes, and the Company’s compliance with legal and regulatory requirements. For that reason, the Audit and Risk Committee is the primary vehicle for risk oversight by the Board and reviews reports from legal, audit, compliance, credit review, corporate finance and the Enterprise Risk Management Committee at each of its meetings. The charter of the Audit and Risk Committee may be found on the Company’s website at investor.commercebank.com/overview/corporate-governance.
The Audit and Risk Committee’s responsibilities, discussed in detail in the charter, include monitoring and oversight over:
•The internal control over financial reporting of the Company and the audits of its financial statements;
•The independent auditor's qualification and independence;
•The performance of the Company's internal audit function and independent auditors;
•The Internal Audit Director's impartiality and independence;
•Compliance by the Company with legal and regulatory requirements;
•The Company's risk management governance structure and risk management framework, including the strategies, policies, and processes established by management to identify, assess, measure, and manage major risks facing the Company;
•The performance of the Company's internal credit review function; and
•The Company's progress on Environmental, Social and Governance (ESG) initiatives and activities.
Additional information on the activities of the Audit and Risk Committee is provided in the section entitled "Audit and Risk Committee Report".
Board Risk Oversight
The Board is actively engaged in overseeing the Company’s risk management efforts. The Company and Commerce Bank are subject to examination by the Federal Reserve Bank (“Federal Reserve”), the Missouri Division of Finance ("MDOF") and the Consumer Financial Protection Bureau (“CFPB”). Examinations focus on and evaluate compliance with applicable laws and regulations as well as assessing how the Company, Commerce Bank and their subsidiaries manage credit, market (interest rate), liquidity, operational, legal, compliance, strategic and reputational risks.
To manage these risks, the Company's management has adopted a Risk Management Governance Structure including, without limitation, the following risk management committees: Enterprise Risk Management Committee, Asset Liability Committee, Consumer Risk Committee, Credit Policy Committee, Operational Risk Committee, Volcker Committee, Commerce Trust Company Risk Management Committee, and Information Security Strategy Board. These committees routinely report on risk issues and provide updates to the Audit and Risk Committee.
Additionally, the Board and the Audit and Risk Committee regularly review Reports of Examination from the Federal Reserve, MDOF and CFPB. The Audit and Risk Committee periodically meets with officers and examiners of the Federal Reserve and MDOF. Regular presentations are made to the Board and the Audit and Risk Committee by the Chief Financial Officer, the Chief Credit Officer, and the Chief Risk Officer and include matters noted in the Reports of Examination.
Further, the Audit and Risk Committee annually reviews and approves a Risk Appetite Statement presented by management setting forth the Company’s general appetite for credit, liquidity, market, operational, legal, compliance, strategic and reputational risks. The Audit and Risk Committee monitors exposure to and management of these risks by reviewing results of key risk indicators and related risk metrics on a quarterly basis.

Information Security and Data Privacy
The Company has adopted comprehensive information security and data privacy policies, aligned with the National Institute of Standards and Technology (“NIST”) and International Organization for Standardization (“ISO”) standards, and regularly benchmarks its information security program against reputable industry assessments. The Company’s security governance framework includes a dedicated information security program that reports regularly to the Information Security Strategy Board, the Operational Risk Committee, the Enterprise Risk Management Committee and the Board’s Audit and Risk Committee.
The Company protects customer information in compliance with Federal Reserve SR Letter 01-15 in support of the Gramm-Leach-Bliley Act (GLBA) section 501(b), section 216 of the Fair and Accurate Credit Transaction Act of 2003 (FACT Act), Health Insurance Portability and Accountability Act (HIPAA), and the Payment Card Industry Data Security Standards (PCI DSS). The Company's information security program balances security risks with business goals and provides appropriate protections for the confidentiality, integrity and availability of bank and customer information. The program is audited twice each year by Company internal auditors and annually by federal and state regulators. Independent third-party penetration testing is conducted quarterly against external network and high risk applications. The Company maintains insurance commensurate with assessed levels of security and privacy risk.
All employees and contractors are required to take regular training on information security requirements and must acknowledge policies and standards annually. In addition, the Company conducts frequent phishing campaigns to test and educate all employees on how to spot phishing attacks and to measure the effectiveness of our training program. The Commerce Privacy Statement, found on the Company's website at www.commercebank.com/security-center/privacy-statement, serves as a standard for all employees for collection, use, retention and security of nonpublic personal information and provides detail on how customers may limit use of their information.
Finally, applications, databases, information technology infrastructure, service providers and business units that handle sensitive information are evaluated annually as part of the information security risk assessment. New applications, infrastructure components and service providers are also assessed prior to integration with existing systems. The Company and Commerce Bank contractually require all service providers, contractors, sub-contractors, or other third parties that process, transmit, access, or store bank or customer data to comply with all relevant Company policies (including, but not limited to, retention, encryption, transmission, and application security policies) and safeguards and to be in compliance with all applicable laws.
Environmental, Social and Governance
The Company is committed to our environmental, social and governance (“ESG”) practices, with the Audit and Risk Committee assuming primary oversight responsibility for our ESG related efforts. The Company has established an ESG Management Committee, along with two cross-functional ESG working groups as part of an overall effort to enhance our ESG program and reporting.
We believe ESG standards and our business practices are intrinsically aligned with our corporate core values: We have a long-term view; We collaborate as one team; We act with integrity; We are customer focused; and We strive for excellence. We recognize the importance for our stakeholders to know and understand our efforts and have included several highlights below to demonstrate our ongoing commitments and progress in these areas.
Environmental
Though our business model does not include traditional production or distribution processes, we recognize that our operations and employees do impact the environment, and we’ve taken steps to minimize that effect and promote sustainable business practices for the long term. In addition to reducing energy demand in our corporate facilities by curtailing usage during peak hours, we have installed solar panels in over 10% of our branches, continue to promote recycling, and installed video conferencing equipment throughout our buildings and conference rooms to reduce the need for travel. Among our branch network and within our corporate buildings, we continue to look for ways to be good stewards of the environment.
Social
We recognize the importance of engaging our employees and our communities to build strong relationships and ensure long-term success. We demonstrate our customer promise – helping you focus on what matters most – by collaborating with our customers to develop products and solutions that fit their needs. We demonstrate our commitment to excellence by striving to be an employer of choice.
•Employee Engagement – We believe our strong internal culture is one of the key drivers of our long-term success. We strive for excellence in our recruiting and retention of top talent in the markets we serve. The Company promotes diversity, equity and inclusion amongst our employees because we believe that diversity, equity and inclusion leads to building stronger teams and achieving higher levels of collaboration. We sponsor five Employee Resource Groups (RISE – empowering women, EMERGE – connecting young professionals, VIBE – valuing multi-cultural perspective, PRIDE – engaging the LGBTQIA+ community, and SALUTE - supporting veterans and their careers) that give employees opportunities to connect with each other, learn about each other, and encourage diverse perspectives. Additionally, we offer an array of competitive benefits, educational assistance, and flexible work schedules to promote financial, emotional, and physical well-being.
•Community Engagement – We build long-term relationships in the communities in which we operate. We build these relationships over time and in tangible ways such as through employee volunteerism that the Company formally encourages by providing paid time off for our employees who wish to participate. Additionally, we take care to ensure our lending products and solutions meet the needs of the community, our marketing practices support a clear and informative approach to advertising, and our employees are motivated to do what’s right for our customers. Finally, we offer affordable options for home ownership through various programs for our customers. We are proud of the Outstanding CRA rating the Company has received for 25 years for our efforts to support low and moderate income families.
Governance
The Company has developed strong governance practices, including many of the policies, standards and procedures referenced above, with the goal to act with integrity and to ensure that our decisions and practices comply with legal and regulatory requirements.
Shareholder Proposals and Nominations
If a shareholder intends to present a proposal for consideration at the Company’s annual meeting to be held on April 17, 2024 and have the proposal included in the Company's proxy statement, the proposal must be in proper form pursuant to SEC Rule 14a-8 and must be received by the Secretary of the Company at its principal offices no later than November 10, 2023.
Shareholder nominations for Directors and shareholder proposals that are not presented pursuant to SEC Rule 14a-8 must comply with the Company’s Bylaws. In order to be considered, shareholders must provide timely notice to the Secretary. To be timely, the notices for the April 17, 2024 annual meeting must be received by the Secretary no later than February 17, 2024 nor before January 18, 2024. The notice must contain the name and record address of the shareholder, as well as the class or series and the number of shares of Company capital stock owned beneficially or of record by the shareholder.
Any notice proposing to nominate a Director must also provide a description of all arrangements or understandings between such shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) or shareholder proposal is made; and a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the person named in the notice. The notice must also set forth as to each person the shareholder proposes to nominate for election as a Director the name, age, business and residence address of the nominee; the principal occupation or employment of the nominee; the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the nominee; and any other information relating to the nominee or the nominating shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of Directors pursuant to Section 14 of the Exchange Act. Lastly, the notice must also be accompanied by a written consent of each proposed nominee to be named a nominee and to serve as a Director if elected.
If the notice is for a shareholder proposal, the notice must also set forth a brief description of the business to be brought before the meeting, the reasons for conducting such business at the meeting, any material interest of such shareholder in such business, and a representation that the shareholder intends to appear in person or by proxy at the Annual Meeting to bring the business before the meeting.
Transactions with Related Persons
The Board of Directors has adopted a Related Party Transaction Policy (“Policy”). The purpose of the Policy is to establish procedures for the identification and approval, if necessary, of transactions between the Company and any Director, nominee for Director, beneficial owner of more than 5% of the Company’s securities, executive officer or any person or entity deemed related to any of the foregoing (“Related Party”) that are material or not in the ordinary course of business.
The Policy may be found on the Company’s website at investor.commercebank.com/overview/corporate-governance. The Policy is intended to identify all transactions with Related Parties where payments are made by the Company to or for the direct or indirect benefit of a Related Party. The procedures, discussed in detail in the Policy, include the following:
•The collection and maintenance of a Related Party list derived from the records of the Company and the responses to an annual Questionnaire completed by Directors and executive officers;
•The distribution of the list to the appropriate officers and employees of the Company so that transactions with Related Parties may be identified;
•A quarterly comparison of the list to payments made by the Company; and

•Preparation and delivery of a report to the General Counsel of the Company for review, analysis and an initial determination of whether the transaction is material and falls within the Policy.
The Policy provides guidance for determination of materiality of Related Party transactions. The amount of the transaction, the application of any exemption or exclusion, the provisions of the Company’s Corporate Code of Ethics, and general principles of corporate transparency may be considered in evaluating materiality. The Policy deems certain transactions exempt and pre-approved, including compensation paid for service as a Director or executive officer, transactions involving depositary or similar payment services, transactions that are the result of a competitive bidding process, and transactions arising solely from the ownership of the Company’s equity securities. The Policy provides further guidance to the Board or Audit and Risk Committee in regard to the approval or ratification of the transaction and prohibits the participation by a Related Party in the discussion, approval or ratification of a transaction.
Pursuant to the application of the Policy, the following transactions were identified:
•It was determined that Messrs. David W. Kemper, John W. Kemper and Jonathan M. Kemper are shareholders and Directors of Tower Properties Company (“Tower”), and Mr. Jonathan M. Kemper is the Non-Executive Chairman of the Board of Tower. Tower is primarily engaged in the business of owning, developing, leasing and managing real property. At December 31, 2022, Messrs. David W. Kemper, John W. Kemper and Jonathan M. Kemper together with members of their immediate families beneficially own approximately 66% of Tower. During 2022, the Company, or its subsidiaries, paid Tower $125,000 for leasing agent fees, $100,000 for operation of parking garages, $184,000 for property construction management fees and $2,118,000 for building management fees. The Company has entered into contracts with Tower effective January 1, 2018 and December 4, 2020 for management services and consulting services, respectively. The contracts under which Tower has been retained have been disclosed to the Audit and Risk Committee and the Board of Directors.
•During 2022, Commerce Bancshares, Inc. paid a salary and other compensation of $446,590, a bonus of $200,000, and equity awards of $317,040 to David W. Kemper, Executive Chairman, father of John W. Kemper, and brother of Jonathan M. Kemper.
•During 2022, Commerce Bank paid a salary and other compensation of $297,698 to Jonathan M. Kemper, Chairman Emeritus, Commerce Bank, Kansas City Region, brother of David W. Kemper, and uncle of John W. Kemper.
•During 2022, Commerce Bank paid a salary and other compensation of $202,185 to Charlotte Kemper Black, Foundation Director, daughter of Jonathan M. Kemper, niece of David W. Kemper, and cousin of John W. Kemper.
•Various Related Parties have deposit accounts with Commerce Bank and some Related Parties also have a direct or indirect interest in other transactions with Commerce Bank, including loans in the ordinary course of business, all of which were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to the Company, and did not involve more than normal risk of collectability or present other unfavorable features.
Delinquent Section 16(a) Reports
Pursuant to Section 16 of the Exchange Act, the Company’s Directors and certain executive officers are required to report, within specified due dates, their initial ownership of the Company’s Common Stock and all subsequent acquisitions, dispositions or other transfers of interest in such securities, if and to the extent reportable events occur which require reporting by such due dates. The Company is required to identify in its proxy statement whether it has knowledge that any person required to file such a report may have failed to do so in a timely manner. Based on a review, all of the Company’s Directors and all executive officers subject to the reporting requirements satisfied such requirements in full, except for the following delinquencies which were filed on either Form 3, Form 4 or Form 5: for Benjamin F. Rassieur, III, a delinquent Form 4 was filed to report the disposition of stock in seven open market transactions.
Director Compensation
An employee of the Company or a subsidiary of the Company receives no additional compensation for serving as a Director. Non-employee Directors of the Company are required to participate in the Stock Purchase Plan for Non-Employee Directors (the “Director Plan”). Under the Director Plan, compensation payable to a non-employee Director is credited to an account in the name of such Director as earned and the Company contributes to the account of such Director an additional amount equal to 25% of the compensation credited to the Director’s account as additional consideration for the Director's participation in the Director Plan. As of the last business day of each month, the cash balance in a Director's account is converted to whole shares of Common Stock of the Company. Prior to 2022, the conversion was based on the last sale price of the Company’s Common Stock as reported by the National Market System of NASDAQ on such date, or if no sale price is reported on such date, the next preceding day for which a sale price is reported. The conversion is now based on the consolidated closing bid price as reported by NASDAQ. Any balance remaining in a Director’s account is carried forward for investment in the next month.
As soon as practicable after the end of each year, the Company issues each non-employee Director the number of shares of Company Common Stock credited to the Director’s account and any cash balance in the account is carried forward for investment in the next year. If a Director dies or ceases to be a non-employee Director during the year, the Company will distribute to the Director (or his or her beneficiary), as soon as reasonably practicable, the number of shares of Company Common Stock credited to the Director’s account, along with any cash credited to the account. A participant in the Director Plan has no right to vote or receive cash dividends or any other rights as a shareholder with respect to shares credited to the participant’s account until such shares are actually issued.
Each non-employee Director of the Company is paid the following amounts, as applicable: an annual retainer of $20,000 (paid on a quarterly basis); a fee of $7,500 for attendance (in person or virtually) at each meeting of the Board of Directors; a fee of $1,000 for attendance (in person or virtually) at each meeting of a committee of which the Director is a member; at the end of each calendar year, an additional annual fee of $50,000; and an annual fee of $10,000 for service as a committee chair. Changes to Directors’ compensation are initiated by the Company's CEO and presented to the Compensation and Human Resources Committee. The Chairman of the Compensation and Human Resources Committee then presents any changes to the full Board of Directors for its approval.
The Company has a stock ownership requirement of $300,000 for non-employee Directors. New Directors will have 5 years from the election date to meet the stock ownership requirement. With the exception of W. Kyle Chapman, June McAllister Fowler, and Christine B. Taylor (who will have until 2027 to be in compliance), all non-employee Directors have satisfied the stock ownership requirement as of December 31, 2022.
Compensation earned during 2022 by the non-employee Directors of the Company for their service as Directors is listed in the table below.

	Fees Earned or Paid in Cash (1)	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and NQDC Earnings	All Other Compensation	Total
Name	$	$	$	$	$	$	$
Terry D. Bassham	$112,000	$—	$—	$—	$—	$—	$112,000
Blackford F. Brauer	60,333	—	—	—	—	—	60,333
John R. Capps (3)	47,833	—	—	—	—	—	47,833
W. Kyle Chapman	59,146	—	—	—	—	—	59,146
Karen L. Daniel	103,000	—	—	—	—	—	103,000
Earl H. Devanny, III	112,000	—	—	—	—	—	112,000
June McCallister Fowler	75,000	—	—	—	—	—	75,000
W. Thomas Grant, II (3)	47,833	—	—	—	—	—	47,833
Benjamin F. Rassieur, III	115,000	—	—	—	—	—	115,000
Todd R. Schnuck	88,000	—	—	—	—	—	88,000
Andrew C. Taylor (2)	40,167	—	—	—	—	—	40,167
Christine B. Taylor	75,813	—	—	—	—	—	75,813
Kimberly G. Walker	104,000	—	—	—	—	—	104,000
_______________________________________
(1)Fees earned were credited to the Director Plan and converted to shares of the Company’s Common Stock during 2022. In January 2023, the following number of shares were issued to the non-employee Directors: Mr. Bassham — 1,655 shares; Mr. Brauer — 895 shares; Mr. Capps — 711 shares; Mr. Chapman — 878 shares; Ms. Daniel — 1,530 shares; Mr. Devanny — 1,655 shares; Ms. Fowler — 1,118 shares; Mr. Grant — 710 shares; Mr. Rassieur — 1,701 shares; Mr. Schnuck — 1,305 shares; Mr. Taylor — 584 shares; Ms. Taylor — 1,131 shares; and Ms. Walker — 1,545 shares.
(2) Andrew C. Taylor retired effective April 20, 2022.
(3) John R. Capps and W. Thomas Grant, II retired effective May 13, 2022.

COMPENSATION DISCUSSION AND ANALYSIS
Introduction
This section provides information regarding the compensation programs for our chief executive officer ("CEO"), chief financial officer (“CFO”), and three most highly compensated other executives (collectively, our "Named Executive Officers" or “NEOs”), including the overall objectives of our compensation program and what it is designed to reward, each element of compensation that we provide, and an explanation of the reasons for the compensation decisions we have made regarding these individuals with respect to 2022. Our NEOs for 2022 were as follows:

Name	Title
John W. Kemper	President and CEO
Charles G. Kim	Executive Vice President and CFO
Kevin G. Barth	Executive Vice President
Robert S. Holmes	Executive Vice President
John K. Handy	Executive Vice President

Our Compensation Philosophy
Commerce's compensation philosophy is to provide a total compensation program that is performance-oriented and market-competitive to attract and retain top performers at all levels. We strive to:
•Align compensation of our executive officers with corporate strategic goals and the long-term interests of our shareholders;
•Maintain an organization-wide competitive compensation program based on external market data that enables us to recruit and retain top talent;
•Be fair and equitable in the administration of our compensation plans;
•Communicate compensation packages transparently, effectively and clearly;
•Provide reward systems that are credible, consistent with our core values and appropriately structured so as not to encourage undue risk; and
•Reward individuals based on performance rather than based on seniority, tenure, or other entitlement.
Some of the factors considered when developing our compensation programs include general economic conditions, workforce availability, and industry and competitor compensation practices. In addition, we are committed to ensuring all jobs and team member pay is reviewed on a regular basis and that equitable pay is maintained across the organization.
Compensation and Human Resources Committee Processes
Our Compensation and Human Resources Committee (the “Committee”) meets annually to review the performance of the Executive Management Committee (the “EMC”) and the total compensation program for this group of individuals. The NEOs, are all part of the EMC. During this review process, the Committee considers a number of factors and data to determine appropriate compensation for the NEOs. The Committee noted that the advisory "Say on Pay" shareholder vote for 2022 compensation resulted in 92% approval. The Committee considered the result of the "Say on Pay" vote and determined that the principles on which the Committee's compensation decisions are based are appropriate.
Benchmarks
For all NEOs, the Committee reviewed market survey data compiled by Willis Towers Watson, an outside consulting firm retained by the Committee. The market survey utilized in the compilation was the Willis Towers Watson 2022 Financial Services Executive Compensation Survey (the "Willis Towers Watson Survey"). In order to get the best data match possible, four groupings of data from that survey were used: data for the total sample of financial services companies participating in the survey; data for financial services companies with asset size from $15-$50 billion; data for our Market Cap Peers; and data for a Commercial Bank grouping including those financial institutions considered to be peer banks (the "NEO Peer Group"). Banks included in the NEO Peer Group were determined by first selecting those banks included in the 19 peer banks used in the return on equity element of the Company's Executive Incentive Compensation Plan ("EICP") that participated in the Willis Towers Watson Survey. Since not all 19 peer banks participated in the Willis Towers Watson Survey, to that reduced group of participants we added banks similar to our asset size to ensure a sufficient sample to obtain data for all of the benchmark jobs. We feel the broader view of data helps us determine the most appropriate benchmark data when attempting to reflect the diverse responsibilities of our NEO's. The final grouping - the NEO Peer Group - consisted of the following 19 companies:

Ameris Bancorp	Associated Banc-Corp
Bank OZK	BOK Financial Corporation
Cullen/Frost Bankers, Inc.	F.N.B. Corporation
Fulton Financial Corporation	Hancock Whitney Corporation
Old National Bancorp	Pinnacle Financial Partners, Inc.
Prosperity Bancshares, Inc.	Simmons First National Corporation
South State Corporation	Synovus Financial Corp.
UMB Financial Corporation	Umpqua Bank
United Bankshares, Inc.	Valley National Bancorp
Wintrust Financial Corporation
The companies included in the NEO Peer Group may change from year to year as it is driven by the companies that participate in the Willis Towers Watson Survey for the particular positions and year.
Each NEO's responsibilities were individually compared to job descriptions in the Willis Towers Watson Survey in order to best align roles with compensation levels of comparable executive officer positions for the companies included in the Willis Towers Watson Survey. The input of Willis Towers Watson was limited to ensuring a sufficient sample size for the NEO Peer Group to provide data for each of the positions previously matched by Willis Towers Watson. The Committee did not use any other outside compensation consultants in determining or recommending any amount or form of compensation for our NEOs. For 2022, the Company paid Willis Towers Watson approximately $149 thousand for Willis Towers Watson survey services, and other compensation and benefits related consulting projects.
Performance Reviews
Each of our executive officers receives an annual rating for previous year performance and sets goals for the upcoming year. Performance conversations are then conducted with each of the NEOs other than the CEO. Results, performance, and recommendations as to their compensation are presented to the Committee. The Committee evaluates these recommendations and conducts the performance review of our CEO. The performance review of our CEO is based on the financial performance of the Company, growth in the human capital of the organization, and the Company’s overall management of risk. The Committee discusses the CEO's performance review and determines the final rating without the CEO being present.
All NEOs are evaluated against the measurements within our annual bonus formula, which include net income, revenue and relative performance to peers. The targets and results of the measurements are based on corporate-wide results. All NEOs have the same corporate goals and all are measured against the final results. In addition to the corporate-wide measures, each executive is evaluated on his individual areas of responsibility and against the objectives outlined in his performance review. The individual performance and contribution criteria may include:
•overall job knowledge and technical skills;
•alignment of personal behavior with our company core values;
•achievement of financial metrics related to a specific line of business;
•achievement of defined operational goals;
•contribution to special projects;
•management of risk;
•development of people within their respective team;
•effective communication practices;
•ability to solve problems effectively; and
•assumption of new responsibilities.
Setting Compensation
Based on the performance evaluations, an analysis of total compensation against the benchmark data, and a review of the Company's goals and objectives, the Committee approves and reports to the Board of Directors its decisions regarding base salary changes (effective March 19th in 2022), annual cash incentive compensation targets and long-term equity awards for our executive officers for the current year, as well as cash incentive compensation earned for the prior year and vesting in prior long-term equity awards. The Committee's decisions generally occur during January and the Committee presents their approvals to the Board of Directors at the next regularly scheduled meeting, which generally occurs in late January or early February. All NEO equity award agreements were granted as of February 2, 2022, the date the Committee approved the awards, using the fair market value of the Company's stock (restricted stock awards) or Black Scholes valuation (stock appreciation rights) at the close of that business day.

The process includes a review by the CEO of the benchmark data for the other NEOs prior to the Committee meeting. The outside benchmark data for the other NEOs are reviewed to assess current market data on base salary, annual cash incentives and long-term equity awards. The benchmark data is compared to each of the other NEO's current compensation as detailed on the tally sheets described below. The CEO details the compensation data and discusses the reasons for his recommendations for the other NEOs during the Committee meeting. The Committee Chairman presents the Committee’s approvals for executive officer compensation to the full Board of Directors.
There is no policy for the allocation between cash and non-cash or annual and long-term compensation. Instead, the Committee determines the allocation of each component of compensation based on the role of each executive officer in the Company, performance evaluations, the benchmark data, and knowledge of our local markets. Generally, the percentage of compensation tied to the annual cash incentive and long-term equity awards increases as the responsibilities of the executive officer and his or her ability to affect Company performance increase.
In setting the 2022 salary and 2022 bonus opportunity, and awarding the Current Year Stock (comprised of "Current Year Restricted Stock" and/or "Current Year SARs" as defined below) award in 2022 and the Long-Term Restricted Stock (defined below) award in 2022, the Committee compared the annualized rate of salary in effect on December 31, 2021, annual cash incentive paid in 2021, and long-term equity awards made in 2021 (based on date of grant value) individually and in the aggregate (the "Benchmarked Compensation") to the average compensation level of the benchmark data for the applicable position. Elements of compensation are not designed to be at the same benchmark data percentile for each NEO and are not intended to equal any particular percentile of the applicable benchmark data. The Committee then considers each individual’s performance, experience, specific job requirements and the contribution of that job to the Company’s success, and then makes subjective adjustments as appropriate in setting salary for the current year, the Current Year Stock award, the bonus opportunity for the current year (payable the following year) and the next formulation for making Long-Term Restricted Stock awards. For all NEOs, the Willis Towers Watson Survey was used as a comparison for each component of compensation and for the aggregate of all such components. The Committee determined that all compensation components, both at the individual and aggregate levels, were appropriate compared to the applicable benchmark data for each respective NEO's position except John K. Handy whose annual stock grant value was increased from $275 thousand to $350 thousand based on the benchmark data and John W. Kemper whose annual stock grant value was increased $300 thousand based on the benchmark data. Realized and unrealized equity compensation gains and vesting of prior equity grants are not considered by the Committee when establishing compensation. The factors used to determine base salary, annual cash incentives, and long-term equity awards are discussed in more detail under the heading “Elements of Compensation” below.
The Committee reviewed tally sheets during the process to set compensation for our executive officers for 2022. The tally sheets were included in the packet of data that was sent to the Committee for review prior to the meeting and used during the meeting for discussion purposes. The tally sheets were used as tools for review of total compensation comparison of the NEOs and included information such as:
•Base salary for 2020 and 2021;
•Bonus information for 2020 and 2021;
•Restricted Stock awards with specific grant date value for 2020 and 2021;
•Stock Appreciation Rights information with specific grant date value for 2020 and 2021;
•Change in pension value; and
•Details on all other compensation by category.
If our financial statements were to be restated or adjusted in a manner that would have reduced the size of a prior incentive award, the Committee will consider that information when determining future compensation.

Elements of Compensation
As shown in the chart below, we have four main elements of Compensation:

Annual Cash Compensation	Base Salary	• Objective: Recognizes individual value for overall responsibilities • Generally represents 19-42% of total compensation for NEOs
	Annual Bonus	• Objective: Rewards achievement of the Company's annual financial targets • Generally represents 12-38% of total compensation for NEOs
Long-Term Stock Compensation	Restricted Stock	• Objective: Supports retention and aligns individual rewards with the interests of shareholders • Participation is selective and limited to those who can most directly influence Company success • Generally represents 24-63% of total compensation for NEOs • Awards are determined annually; cliff vesting after term of up to ten years
	Stock Appreciation Rights (SARs)	• Objective: Supports retention and aligns individual rewards with the interests of shareholders • Generally represents 0-10% of total compensation for NEOs • Exercise price equal to fair market value of underlying stock • Awarded annually, generally vesting over four years of a ten year term

The percentage ranges in the chart above are based on the total compensation values for the last three years and do not necessarily correspond to, and are not a substitute for, the values disclosed in the Summary Compensation Table and supplemental tables.
Base Salary
Base salary is a fixed element of annual compensation on which our executive officers may rely. Base salary reflects the external market value of a particular position based on the experiences and qualifications that an individual brings to the position. Base salary levels for our NEOs were compared against the median base salary of the benchmark data to determine whether salary levels are appropriate. Factors included in the comparison of base salaries of our NEOs to those in the benchmark data included the relative size of companies, financial performance (both currently and over a period of time), and the experience and responsibility of the individuals. The Committee does not assign a weight to any particular factor.
Annual Cash Incentive Compensation
In furtherance of the Company's pay for performance philosophy, the EICP is a short-term cash incentive plan to reward our executive officers for the achievement of Company annual performance goals. There were no changes made to the factors included in the formula for all the calculation of incentives for the NEOs. The factors considered by the Committee were net income, revenue, and return on equity.
Our NEOs are eligible to receive an annual cash incentive equal to a percentage of their base salary. The target annual cash incentive percentage for each NEO is compared each year by the Committee to the target percentage level of the annual cash incentive component of the benchmark data mentioned previously for the applicable NEO. The Committee then determines the appropriateness of the target annual cash incentive percentages based on individual performance, experience, specific job requirements and contribution of the job to the Company's success to arrive at a target percentage. The target annual cash incentive percentages for 2022 were the same as they were in 2021 for all NEOs except John K. Handy whose target incentive increased from 55% to 60%.
The target annual cash incentives as percentages of base salary for our NEOs in 2022 were as follows:

Name	Target Percentage
John W. Kemper	100%
Charles G. Kim	65%
Kevin G. Barth	65%
Robert S. Holmes	60%
John K. Handy	60%
In determining the amount of annual cash incentives to be paid under the EICP in 2023 for 2022 performance, the Committee weighted the components of the Company Performance Factor as follows:
•60% based on actual net income of $488 million with the payout percent determined on a scale which targeted $374 million as the 100% payout level. For the net income component there is a 1% decrease in payment for each $1 million below target down to $349 million and a 1.3% decrease in payment for each $1 million below $349 million down to $312 million. There is no net income component allocation for net income below $311 million. For net income exceeding the 100% level there is a 2.5% increase for each $1 million above $374 million up to $386 million; a 5% increase for each $1 million above $386 million up to $398 million; and a 10% increase above $398 million up to a maximum of $399 million;
•20% based on actual revenue results of $1.51 billion with the payout percent on a scale of 0% to 120%, with achievement of target revenue of $1.36 billion resulting in 100% payout. The payout percent increases/decreases by 5% for every 1% that actual revenue results fall above or below target; and
•20% based on a comparison of return on equity (ROE) measured against 19 pre-established peer banks. If the Company's ROE (performance assessed using end of 3Q data) is at or above the 75th percentile, 100% is credited for this factor; if the Company's ROE is above the 50th percentile but below the 75th percentile, 75% is credited for this factor; if the Company's ROE is above the 25th percentile but below the 50th percentile, 50% is credited for this factor; and if the Company's ROE is below the 25th percentile, 25% is credited for this factor. For 2022, the Company's ROE exceeded the 75th percentile compared to the peer banks.
The 19 peer banks for the return on equity element were:

Ameris Bancorp	Associated Banc-Corp
Bank OZK	BOK Financial Corporation
Cullen/Frost Bankers, Inc.	F.N.B. Corporation
Fulton Financial Corporation	Hancock Whitney Corporation
Old National Bancorp	Pinnacle Financial Partners, Inc.
Prosperity Bancshares, Inc.	Simmons First National Corporation
South State Corporation	Synovus Financial Corp.
UMB Financial Corporation	Umpqua Holdings Corporation
United Bankshares Inc.	Valley National Bancorp
Wintrust Financial Corporation
For purposes of the EICP:
•Net income means the amount of net income available to common shareholders of the Company for the year as set forth in our Income Statement;
•Revenue means the Company’s net interest income and non-interest income (including securities gains/losses);
•Return on Equity means year to date net income divided by stockholders equity as reported by S&P Global Market Intelligence; and
•The Committee retains discretion to reduce any annual cash incentive prior to payment.
All NEOs except John K. Handy are measured 100% on the Company Performance Factor, and for 2022 performance, the calculated payout was 164% of target. John K. Handy receives 50% of his annual bonus based on the Company Performance Factor and 50% of his bonus based on performance of the Commerce Trust Company.
Long-Term Equity Awards
Stock appreciation rights (“SARs”) and restricted stock grants have been awarded in two separate ways described below to provide our executive officers with long-term equity awards that more closely align their interests with the interests of our shareholders, and for retention purposes. The 2005 Equity Incentive Plan, which was approved at the 2005 Annual Meeting of Shareholders and reapproved at the 2017 Annual Meeting of Shareholders, provides for the issuance of equity-based awards, including stock options, SARs, restricted stock awards, restricted stock units, performance shares, and performance units. In 2022, restricted stock awards and SARs were granted to our NEOs to provide both immediate value (restricted stock) and value at risk (SARs). The Long-Term Restricted Stock, Current Year Restricted Stock and Current Year SARs (as defined below) are listed in the "Grants of Plan-Based Awards in 2022" table. The number of shares listed in the table is the result of restating the grants to include the 2022 5% stock dividend thereon.
First, there is an annual equity award consisting of restricted stock, for longer-term profit growth (the "Long-Term Restricted Stock"), given to NEOs and other select Company officers each year using the following formula: 35% of the average annual cash incentive target for the officer for the three prior years, multiplied by the average Company Performance Factor for the three prior years. The number of shares granted is determined by dividing the value derived by that formula by the closing price of CBSH stock on the grant date. The formula used to calculate Long-Term Equity Awards was determined by the Committee in past years, and the formula did not change in 2022. The Long-Term Restricted Stock award for our NEOs and other executive management committee members vests at the end of five years from the date of grant, if and only if the Company has cumulative positive net income for the period beginning on January 1 of the year of the grant and ending on the December 31 that next precedes the date the award would otherwise vest. For long-term restricted stock awards given to all NEOs and other executive officers, the Committee retains discretion to reduce any such award until it is actually granted.
Second, the Committee also issues to our NEOs equity-based awards on an annual basis. To meet individual needs related to creating a portfolio of stock awards, all team members are offered the opportunity to choose the mix of RSAs and SARs from three options: 50% of the value of the grant in RSAs and 50% of the value of the grant in SARs; 75% of the value of the grant in RSAs and 25% of the value of the grant in SARs; or 100% of the value of the grant in RSAs. These awards are not based on any set formula and are treated as being part of base compensation, although the Committee has full discretion to reduce or eliminate any such award and vesting may be conditioned upon Company performance, as well as other factors. These shares reflect the performance of the Company's stock because their value is based on the stock's fair market value (restricted stock awards) or Black Scholes valuation (SARs). The value of the annual stock grant is generally intended to remain constant from year-to-year, but is adjusted as a result of the process described in the next paragraph. In order to provide a retention incentive, each Current Year Restricted Stock award has a vesting period such that the entire grant vests four years from the date of the grant. The Current Year SARs vest ratably on the first, second, third and fourth year anniversaries of the grant date. All restricted stock awards will vest if and only if the Company has cumulative positive net income for the period beginning on January 1 of the year of grant and ending on the December 31 that precedes the date the award would otherwise vest. For equity-based awards given to all NEOs and other executive officers, the Committee retains discretion to reduce any such award until it is actually granted.
The starting point for determining the value of the annual stock grant is the value of the grant awarded for the prior year. The Committee then considers whether subjective adjustments are appropriate based on: subjective evaluation of the NEO's overall individual performance and experience; specific requirements of the NEO's job and the contribution of the NEO's job to the Company's success; and a comparison to the benchmark data. The benchmark data comparison is performed by comparing the sum of the targeted Long-Term Restricted Stock award value (based on an assumed average 100% Company Performance Factor for the three years) for the current year and the value of the annual stock grant that was awarded for the prior year for each person (which sum is the "Possible Award") to current market data for the average equity portion of the benchmark data compensation for that person's position. The value of both awards was determined based on the Company's current stock price or Black Scholes value at grant date multiplied by the number of assumed shares. The value of the annual stock grant awarded to each NEO was not changed for 2022 in comparison to 2021, except John W. Kemper whose award value increased from $1.85 million to $2.15 million based on the benchmark data and John K. Handy whose annual stock grant value was increased from $275 thousand to $350 thousand based on the benchmark data. The awards are not designed to be at the same benchmark data percentile for each NEO, and are not designed to equal any particular percentile of the applicable benchmark data. The Committee also considered stock/SAR grant practices of the companies used in the benchmark data, the level of FASB ASC Topic 718 expense that the Company will incur, and expected long-term Company performance. The holders of restricted stock will receive cash dividends declared by the Company prior to the vesting date. Stock dividends will accrue and vest according to the terms of the award. Pursuant to an anti-hedging policy established by the Company, the award agreements include provisions to contractually prohibit a recipient of an equity award from engaging in any derivative transaction with respect to Company stock for the purpose of hedging or otherwise.
In 2022, the Committee also approved a special stock grant for Robert S. Holmes ($250 thousand) in recognition of his performance and for retention purposes.

Allocation of Elements of Compensation
Variable compensation: 81% Fixed compensation: 19%     Variable compensation: 67% Fixed compensation: 33%

The combined compensation elements for our NEOs in 2022 are set forth in the above charts. For purposes of the above calculations, the long-term equity awards were valued as of the grant date based on the fair market value of the underlying stock (restricted stock awards) or Black Scholes valuation (SARs). Other benefits, including Company allocations and contributions to benefit plans and perquisites, while not considered in determining these allocations, are provided to our executive officers in order to offer a total compensation package that is competitive in the marketplace.
Other Benefits
Restated Retirement Plan
The Company maintains the Commerce Bancshares Restated Retirement Plan (the “Retirement Plan”). The Retirement Plan provides benefits based upon earnings, age and years of participation. Our NEOs, except John W. Kemper and Robert S. Holmes, were participants in the Retirement Plan during 2022. See “Executive Compensation — Pension Benefits Narrative” of this Proxy Statement for a description of the Retirement Plan and our NEOs’ benefits under the plan.
Executive Retirement Plan
The Company also maintains the Commerce Executive Retirement Plan (“CERP”), a nonqualified plan established to provide benefits to a select group of executives on compensation in excess of the allowable amount under the Company’s Retirement Plan and 401(k) plan. Our NEOs, except for Robert S. Holmes and John K. Handy, participate in the CERP. See “Executive Compensation — Pension Benefits Narrative” of this Proxy Statement for a description of the CERP.
The CERP is intended to be a part of participating executive officers’ total compensation. The CERP also provides equitable treatment to participants because it provides retirement benefits which are, as a percentage of total compensation, commensurate with the benefits provided to other employees of the Company.
Deferred Compensation
Our NEOs are eligible to participate in a nonqualified deferred compensation plan that is a part of the EICP. The EICP allows the participants to contribute a percentage of their annual cash incentive award under this plan and, therefore, defer income tax on these amounts. See “Executive Compensation — Nonqualified Deferred Compensation Narrative” of this Proxy Statement for a description of the deferred compensation plan. This benefit is not considered by the Committee in setting other compensation for our NEOs.
Perquisites
Our NEOs are eligible for personal use of the Company airplane (in accordance with our corporate airplane policy) and long-term care insurance, the premiums for which are paid by the Company. Our NEOs are also reimbursed for club dues as necessary for business purposes. All employees, including the NEOs, are covered under our health and welfare plans and the Company pays the premiums for basic life and long-term disability coverage and subsidizes the cost of other coverages. The value of all perquisites is determined and included as additional compensation to the NEOs without any gross-up to compensate for accompanying taxes. Our use of perquisites as an element of compensation is limited and is largely based on our historical practices and policies. We do not view perquisites as a significant element of our comprehensive compensation structure, but do believe that they can be used in conjunction with base salary to attract, motivate and retain individuals in a competitive environment.
Severance Agreements
We currently have severance agreements in effect with each of the NEOs except Robert S. Holmes. These agreements provide payments or benefits following the occurrence of both a change of control and a qualifying termination. In the event of a qualifying termination, each NEO is eligible for a lump sum payment equal to three times the sum of the prior year's base salary and average annual bonus calculated over a three year period, and a lump sum payment equal to the greater of the prior year's actual bonus or the target bonus. Each NEO would also be eligible for the continuation of certain benefits in the event of a qualifying termination. The agreements for our NEOs, other than John W. Kemper, provide for the gross-up attributable to excise taxes, if any. The Committee believes these agreements serve the best interests of the Company and its shareholders by ensuring that, if a change of control were ever under consideration, the NEOs would be able to advise the Board of Directors dispassionately about the potential transaction and implement the decision of the Board without being unduly influenced by personal concerns such as the economic consequences of possibly losing their jobs following a change of control. These agreements also provide an incentive for our NEOs not to seek other employment due to concern over losing their positions if a change of control were ever under consideration. Additional information regarding these severance agreements is found under the heading “Employment Agreements and Elements of Post-Termination Compensation” of this Proxy Statement.

Stock Ownership Guidelines
In order to continue to be eligible to receive long-term equity awards, our executive officers must meet stock ownership requirements as follows:

• Chairman	6 times base salary
• President and Chief Executive Officer	6 times base salary
• Vice Chairman	4 times base salary
• Executive Vice President	2 times base salary
Generally, an executive officer must achieve the applicable targeted ownership level within three years of being named an executive officer. As of December 31, 2022, each NEO exceeded the required share ownership level. Stock that will be considered in order to meet ownership guidelines includes all shares with respect to which the executive officer has direct or indirect ownership or control, including restricted stock (regardless of whether vested), and shares held in the executive officer's 401(k) plan account, but does not include unexercised stock options or SARs.
Impact of Accounting and Tax Treatment
Section 162(m) of the Internal Revenue Code limits our ability to deduct for U.S. income tax purposes annual compensation in excess of $1 million paid to our NEOs, and to any person who was an NEO in 2012 or any later year. Prior to its amendment by the Tax Cuts and Jobs Act, the limitation of Section 162(m) generally did not apply to options and other compensation based on performance goals if certain requirements were met. Pursuant to a transition rule, such performance-based compensation will be deductible if paid pursuant to a written binding contract in effect on November 2, 2017 that is not subsequently modified. The Committee believes that the total compensation system for executives should be managed in accordance with the objectives outlined in this discussion and in the overall best interests of the Company’s shareholders. In those instances in which the limitations on deductibility under Section 162(m) conflict with our executive compensation philosophy and objectives or with what the Committee believes to be in the best interests of the shareholders, the Committee may authorize compensation which is not fully deductible for any given year. Therefore, it is anticipated that Section 162(m) will result in a portion of compensation not being deductible for the 2022 tax year and beyond.
The Company accounts for equity-based awards in accordance with FASB ASC Topic 718.
Recoupment Policy
In order to further align the interests of the Company’s Executive Management Committee, including the NEOs, with the interests of the shareholders and support good governance practices, the Board and the Committee have adopted a recoupment policy applicable to annual cash incentive compensation and long-term equity awards. As adopted in February 2010, the policy generally provides that if the Company is required to restate its financial results due to material noncompliance with financial reporting requirements under the securities laws as a result of misconduct or error (as determined by the Independent Directors), the Company may, in the discretion of the Independent Directors, take action to recoup from Executives all or any portion of an Incentive Award received by the Executive, the amount of which had been determined in whole or in part upon specific performance targets relating to the restated financial results, regardless of whether the Executive engaged in any misconduct or was at fault or responsible in any way for causing the need for the restatement. In such an event, the Company shall be entitled to recoup up to the amount, if any, by which the Incentive Award actually received by the Executive exceeded the payment that would have been received based on the restated financial results. The Company’s right of recoupment shall apply only if demand for recoupment is made not later than three years following the payment of the applicable Incentive Award.
For purposes of the policy:

(i)	“Executive” means an individual who, during any portion of the period for which the applicable financial results are restated, was a member of the Company’s Executive Management Committee.

(ii)	“Incentive Award” means any cash or stock-based award (including stock appreciation rights) under the Company’s Executive Incentive Compensation Plan or Equity Incentive Plan, the amount of which is determined in whole or in part upon specific performance targets, and that was granted on or after the date of adoption of the Recoupment Policy.

(iii)	“Independent Directors” means those members of the Board of Directors who are considered independent pursuant to NASDAQ listing requirements.
    The Company may also dismiss or pursue other legal remedies against any Executive.
Other Policies
We adopted policies which expressly prohibit hedging transactions relating to Company common stock (Anti-Hedging Policy), repricing of underwater stock options, do not allow excise tax gross-ups (as explained further below), and provide for a clawback. Our Compensation Clawback Policy requires repayment of bonus or other incentive-based or equity-based compensation awarded or paid under our incentive plans in the event of a financial restatement. Our executive officers are subject to a strong "no fault" policy whether or not the executive officer's actions involve misconduct. At its February 10, 2012 meeting, the Board, by resolution, adopted a policy not to offer a gross-up for taxes related to severance payments paid in connection with a change of control of the Company to any employee to whom the Company has not made such a commitment prior to the date of the resolution.
Incentive Compensation Risk Assessment
The Company ensures there is an annual risk assessment of its incentive compensation plans. Every five years, the Company engages an external independent consultant to perform the assessment. Willis Towers Watson initially assessed the Company's 2017 incentive plans and issued a report in March 2018 that indicated the Company's incentive plans did not create risks that were reasonably likely to have a material adverse effect on the Company.
In 2022, the Company engaged Willis Towers Watson to refresh its independent assessment of the risk profile of the Company's incentive plans. Willis Towers Watson reviewed any compensation program that is linked to employee behaviors in both customer facing and non-customer facing roles that may have a material impact on the Company. They reviewed Executive Compensation and Non-Executive/Line of Business Plans. Their incentive risk assessment considers qualitative factors beyond incentive plan design, including the risk profile of the business area as well as governance and risk mitigation practices. Consistent with their prior analysis, this year's review did not identify any plans that promote excessive or inappropriate risk taking.
COMPENSATION AND HUMAN RESOURCES COMMITTEE REPORT
The Compensation and Human Resources Committee reviewed and discussed the Compensation Discussion and Analysis included in this Proxy Statement with management. Based on such review and discussion, the Compensation and Human Resources Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company's annual report on Form 10-K and this Proxy Statement for filing with the SEC.
Submitted by the Compensation and Human Resources Committee of Commerce Bancshares, Inc. Board of Directors:
Terry D. Bassham, Chairman
W. Kyle Chapman
June McAllister Fowler

EXECUTIVE COMPENSATION
The following table summarizes the total compensation paid or earned by each of our NEOs for the fiscal years ended December 31, 2022, 2021 and 2020.

Summary Compensation Table			Bonus	Stock Awards	Option Awards	Non- Equity Incentive Plan Compen- sation	Change in Pension Value and NQDC Earnings	All Other Compen- sation	Total
		Salary
Name & Principal Position	Year	($)	($)	($)(1)	($)(2)	($)(3)	($)(4)	($)(5)	($)
John W. Kemper,	2022	$995,354	$—	$1,961,278	$537,494	$1,642,509	$—	$180,255	$5,316,890
President and CEO	2021	969,243	—	2,163,361	—	1,598,549	—	111,154	4,842,307
	2020	945,085	—	1,938,280	—	664,144	—	114,887	3,662,396
Charles G. Kim,	2022	539,830	—	373,889	83,727	579,346	—	80,207	1,656,999
Executive Vice President	2021	524,683	—	466,946	83,733	562,472	—	56,191	1,694,025
and CFO	2020	511,602	—	492,599	83,738	233,688	87,413	56,396	1,465,436
Kevin G. Barth,	2022	539,830	—	457,638	—	579,346	—	80,324	1,657,138
Executive Vice President	2021	524,683	—	516,902	83,733	562,472	—	56,966	1,744,756
	2020	511,602	—	392,653	83,738	233,688	81,048	59,058	1,361,787
Robert S. Holmes	2022	468,181	—	568,089	—	463,797	—	23,122	1,523,189
Executive Vice President	2021	455,043	—	413,028	—	450,288	—	22,122	1,340,481
	2020	443,696	—	334,152	—	187,080	—	22,122	987,050
John K. Handy	2022	469,734	—	435,309	—	552,960	—	22,822	1,480,825
Executive Vice President	2021	432,582	—	357,940	—	459,889	—	21,822	1,272,233
	2020	420,211	—	353,996	—	336,963	17,114	21,822	1,150,106
_______________________________________
(1)Amounts reflect the aggregate grant date fair value of restricted stock awards (both Long-Term Restricted Stock and Current Year Restricted Stock), computed in accordance with FASB ASC Topic 718.
(2)Amounts reflect the aggregate grant date fair value of SARs, computed in accordance with FASB ASC Topic 718. Assumptions used in calculating the value of these awards are discussed in Note 11 to the consolidated financial statements in our 2022 Annual Report on Form 10-K.
(3)Amounts reflect the cash incentive awards earned under the EICP, which is discussed in further detail under the heading “Annual Cash Incentive Compensation” in the section entitled Compensation Discussion and Analysis. Incentive awards elected to be deferred for 2022, 2021, and 2020, were as follows: Mr. Robert S. Holmes - $20,000, $20,000, and $10,000, respectively.
(4)Amounts reflect the actuarial increase in the present value of benefits under all pension plans established by the Company determined using interest rate and mortality rate assumptions consistent with those used in the Company’s financial statements. See “Pension Benefits Narrative” for further information regarding the Company’s pension plans. Decreases in the present value of benefits are shown as zero and may occur when the interest rate used in the calculation increases or when the participant becomes older than the normal retirement age. Messrs. Charles G. Kim, Kevin G. Barth and John K. Handy had losses of $164,681, $151,210 and $33,175, respectively, for 2022. For purposes of this calculation, Messrs. John W. Kemper and Robert S. Holmes are not participants in this portion of the pension plans.

(5)All Other Compensation is comprised of the following amounts:

Name	Year	401(k) Match	Premiums for Group Term Life Insurance	Company CERP Credits	Perquisites (a)	Total All Other Compensation
John W. Kemper	2022	$15,375	$540	$160,257	$4,083	$180,255
	2021	14,625	540	94,072	1,917	111,154
	2020	14,625	540	98,678	1,044	114,887
Charles G. Kim	2022	20,500	3,564	56,032	111	80,207
	2021	19,500	3,564	33,016	111	56,191
	2020	19,500	2,322	34,463	111	56,396
Kevin G. Barth	2022	20,500	3,564	56,032	228	80,324
	2021	19,500	3,564	33,016	886	56,966
	2020	19,500	3,564	34,543	1,451	59,058
Robert S. Holmes	2022	20,500	2,322	—	300	23,122
	2021	19,500	2,322	—	300	22,122
	2020	19,500	2,322	—	300	22,122
John K. Handy	2022	20,500	2,322	—	—	22,822
	2021	19,500	2,322	—	—	21,822
	2020	19,500	2,322	—	—	21,822
_______________________________________
(a)    Perquisites include personal use related to club dues, long-term care insurance premiums paid by the Company and cell phone reimbursements.

Pay Versus Performance
The following table summarizes the total compensation paid to our NEOs versus the performance of the Company for the fiscal years ended December 31, 2022, 2021 and 2020.

Year	Summary Compensation Table Total for John W. Kemper, CEO	Compensation Actually Paid to John W. Kemper, CEO (1)	Average Summary Compensation Table Total for Other NEOs (2)	Average Compensation Actually Paid to Other NEOs (1)(2)	Value of Initial Fixed $100 Investment Based On		Net Income (In thousands)	Company Selected Measure - Revenue (4) (In thousands)
					Total Shareholder Return	Peer Group Total Shareholder Return (3)
2022	$5,316,890	$5,621,498	$1,579,538	$1,656,782	$121.89	$116.18	$500,020	$1,509,226
2021	4,842,307	5,584,200	1,515,035	1,874,354	115.42	124.82	540,590	1,425,876
2020	3,662,396	3,524,001	1,413,242	1,249,382	103.49	91.34	353,885	1,346,746
_______________________________________
(1)    Compensation Actually Paid (CAP) amounts include total compensation per the Summary Compensation Table, less Grant Date Fair Value of Restricted Stock Awards (RSA) and SARs, less Change in Pension Value, plus service cost of the pension, plus the change in fair value of equity awards during the current year. For years 2022, 2021 and 2020, there was no service cost for the Pre-2005 CERP and the Qualified pension plan as the benefits were frozen for all three years. A reconciliation of the CAP is shown in the table below:

Year	Summary Compensation Table Total	Deduct: Change in Pension Value	Deduct: Stock Awards	Add: Change in Value of Stock Awards during FY	Deduct: Option Awards	Add: Change in Value of Option Awards during FY	Add: Dividends on Restricted Stock	Compensation Actually Paid
John W. Kemper, CEO
2022	$5,316,890	$—	$(1,961,278)	$1,946,298	$(537,494)	$708,388	$148,694	$5,621,498
2021	4,842,307	—	(2,163,361)	2,624,995	—	148,813	131,446	5,584,200
2020	3,662,396	—	(1,938,280)	1,778,128	—	(89,133)	110,890	3,524,001

Average Other NEOs (2)
2022	$1,579,538	$—	$(458,731)	$457,090	$(20,932)	$62,606	$37,211	$1,656,782
2021	1,515,035	—	(507,775)	712,306	(41,867)	144,606	52,049	1,874,354
2020	1,413,242	(48,969)	(562,751)	448,110	(41,869)	(17,847)	59,466	1,249,382
(2)    NEOs included in the Average Calculations are:
2022: Messrs. Charles G. Kim, Kevin G. Barth, Robert S. Holmes and John K. Handy
2021: Messrs. Charles G. Kim, Kevin G. Barth, Robert S. Holmes and David W. Kemper
2020: Messrs. Charles G. Kim, David W. Kemper, Kevin G. Barth, and John K. Handy
(3)    Peer Group Total Shareholder Return using the KBW NASDAQ Regional Banking Index
(4)    Revenue is selected as the most important performance measurement for the current year other than net income which is also presented in the table. Revenue is calculated as net interest income and non-interest income (including securities gains/losses).

The following charts demonstrate the relationship between actual compensation paid to John W. Kemper, the Company’s CEO, and average compensation paid to other NEOs and various performance measures of the Company for the fiscal years ended December 31, 2022, 2021 and 2020.

Compensation Actually Paid vs Total Return Performance
6,000,000
4,000,000
2,000,000
—
Compensation Actually Paid
150.00
125.00
100.00
75.00
Total Shareholder Return
2020
2021
2022
Compensation Actually Paid to John W. Kemper
Average Compensation Actually Paid to Other NEOs
Total Shareholder Return
Peer Group Total Shareholder Return

Total compensation for the CEO and other NEOs, as disclosed in the Summary Compensation Table, is comprised of salaries and equity awards based on Company performance factors from the prior year. The CAP calculation for each year includes changes in fair market value adjustments on vesting and outstanding equity awards during the year. The CAP adjustment fluctuates due to the market conditions for the Company stock and also reflects Company performance in each of the years.

Compensation Actually Paid vs Net Income and Revenue
Compensation Actually Paid
6,000,000
4,000,000
2,000,000
—
2020
2021
2022
2,000,000,000
1,500,000,000
1,000,000,000
500,000,000
Net Income and Revenue
Compensation Actually Paid to John W. Kemper
Average Compensation Actually Paid to Other NEOs
Net Income
Revenue

The following table lists the most important financial performance measures used by the Company to link compensation actually paid to our NEOs to the performance of the Company for the fiscal year ended December 31, 2022.

Most Important Performance Measures for 2022	Description
Net Income	GAAP Net Income compared to target
Actual Revenue	Revenue is net interest income and non-interest income (including securities gains/losses) compared to target
Actual Return on Equity	ROE compared to peers
In setting base salaries for the CEO and other NEOs, the Company considers market data comparisons to similar positions with peer banks in order to determine the appropriateness of the base salary levels. For cash bonuses and equity compensation awards, the Company considers Company's prior year performance measures including: actual net income as compared to target; actual revenue as compared to target; and actual return on equity compared to peer banks. See the "Annual Cash Incentive Compensation" section of the Compensation Discussion and Analysis for further detail.
CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, the following information about the relationship of the annual total compensation of the employees and the annual total compensation of the CEO, Mr. John W. Kemper, is provided. The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.
For 2022, the median of the annual total compensation of all employees of the Company (other than our CEO) was $71,063; and the annual total compensation of the CEO was $5,316,890. Based on this information, for 2022 the ratio of the annual total compensation of the CEO to the median of the annual total compensation of all employees was 75 to 1.
The Company selected its first payroll payment date occurring after September 30 as the date upon which to identify the "median employee," because it provided a reasonably efficient and economical manner in which to make the determination. This first payroll payment occurred on October 14, 2022, which is within the last three months of 2022. As of October 14, 2022, the employee population consisted of 4,407 individuals with all of these individuals located in the United States. This population consisted of full-time and part-time employees, temporary/seasonal employees, and did not include independent contractors.
To identify the median of the annual total compensation of all employees, excluding the CEO, as well as to determine the annual total compensation of the median employee and the CEO, the Company took the following steps:

•The "median employee" was identified by using a Consistently Applied Compensation Measure (“CACM”), which consisted of the year-to-date amounts of salaries, incentives, overtime pay and those amounts relating to stock-based transactions as reflected in the payroll records. This CACM was applied to all the employees included in the calculation. Since all the employees are located in the United States, as is the CEO, no cost-of-living adjustments were made in identifying the "median employee."
•Once the median employee was identified, all of the elements of such employee's compensation for 2022 were combined in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $71,063. The difference between the median employee's CACM and the employee's annual total compensation represents the value of group term life insurance and the Company's matching contribution to the employee's 401(k) savings plan.
•With respect to the annual total compensation of the CEO, the 2022 amount reported in the "Total" column of the Summary Compensation Table above and incorporated by reference under Item 11 of Part III of the Company's Annual Report was used.

Grants of Plan-Based Awards in 2022

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards:	All Other Option Awards:	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards
								Number of Shares of Stock or Units	Number of Securities Underlying Options
		Thres- hold	Target	Maxi- mum	Thres- hold	Target	Maxi- mum
Name	Grant Date	($)	($)(1)	($)	(#)	(#)	(#)	(#)(2)	(#)(3)	($/Sh)	($)
John W. Kemper	2/2/2022							29,601			$1,961,278
	2/2/2022								32,952	66.26	537,494
			$1,001,530
Charles G. Kim	2/2/2022							5,643			373,889
	2/2/2022								5,133	66.26	83,727
			353,260
Kevin G. Barth	2/2/2022							6,907			457,638
			353,260
Robert S. Holmes	2/2/2022							8,574			568,089
			282,803
John K. Handy	2/2/2022							6,570			435,309
			288,000
_______________________________________
(1)Represents the target amount payable under the EICP for 2022 performance. There was no threshold or maximum amount payable under the EICP if actual performance was less than or greater than target. For a description of the EICP, see “Annual Cash Incentive Compensation” in the section entitled Compensation Discussion and Analysis. The actual amount earned is reported in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.
(2)Amounts represent both Long-Term Restricted Stock and Current Year Restricted Stock awards granted under the 2005 Equity Incentive Plan, as described under “Long-Term Equity Awards” in the section entitled Compensation Discussion and Analysis.
(3)Amounts represent SARs granted under the 2005 Equity Incentive Plan, as described under “Long-Term Equity Awards” in the section entitled Compensation Discussion and Analysis.
*    All share and per share amounts in this table have been restated for the 5% stock dividend distributed in 2022.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (Number Exercisable)	Number of Securities Underlying Unexercised Options (Number Unexercisable)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Name	(#)(1)	(#)(1)	(#)	($)		(#)		($)	(#)	($)
John W. Kemper	13,686	—		$27.99	1/27/2026
	17,775	—		$42.18	1/31/2027
	13,906	—		$46.19	1/24/2028
	31,077	10,366		$49.91	1/23/2029
	—	32,952		$66.26	2/2/2032
						147,290	(2)	$10,026,030
Charles G. Kim	15,189	—		$27.99	1/27/2026
	8,347	—		$42.18	1/31/2027
	8,469	—		$46.19	1/24/2028
	6,503	2,172		$49.91	1/23/2029
	4,089	4,095		$59.33	2/3/2030
	1,518	4,561		$61.87	2/2/2031
	—	5,133		$66.26	2/2/2032
						38,247	(3)	$2,603,473
Kevin G. Barth	8,347	—		$42.18	1/31/2027
	8,469	—		$46.19	1/24/2028
	6,503	2,172		$49.91	1/23/2029
	4,089	4,095		$59.33	2/3/2030
	1,518	4,561		$61.87	2/2/2031
						40,318	(4)	$2,744,446
Robert S. Holmes	5,469	—		$42.18	1/31/2027
	5,560	—		$46.19	1/24/2028
	4,266	1,431		$49.91	1/23/2029
						32,356	(5)	$2,202,473
John K. Handy	1,269	—		$46.19	1/24/2028
	4,266	1,431		$49.91	1/23/2029
						36,516	(6)	$2,485,644
______________________________________
(1)The amounts contain SARs granted on January 27, 2016, January 31, 2017, January 24, 2018, January 23, 2019, February 3, 2020, February 2, 2021, and February 2, 2022. All SARs expire 10 years after the grant date. SARs generally vest 25% on the first anniversary date after the date of grant and an additional 25% exercisable on the following three anniversary dates.
(2)Represents restricted stock which vests as to 24,048 shares on January 23, 2023; 4,483 shares on January 24, 2023; 7,900 shares on January 31, 2023; 5,722 shares on January 23, 2024; 7,901 shares on January 31, 2024; 26,967 shares on February 3, 2024; 29,901 shares on February 2, 2025; 5,702 shares on February 3, 2025; 29,401 shares on February 2, 2026; and 5,265 shares on February 2, 2027.
(3)Represents restricted stock which vests as to 5,036 shares on January 23, 2023; 2,605 shares on January 24, 2023; 3,948 shares on January 31, 2023; 2,899 shares on January 23, 2024; 3,953 shares on January 31, 2024; 4,233 shares on

February 3, 2024; 4,060 shares on February 2, 2025; 2,384 shares on February 3, 2025; 7,277 shares on February 2, 2026; and 1,852 shares on February 2, 2027.
(4)Represents restricted stock which vests as to 5,035 shares on January 23, 2023; 2,605 shares on January 24, 2023; 3,948 shares on January 31, 2023; 2,899 shares on January 23, 2024; 3,953 shares on January 31, 2024; 4,233 shares on February 3, 2024; 4,060 shares on February 2, 2025; 2,384 shares on February 3, 2025; 9,349 shares on February 2, 2026; and 1,852 shares on February 2, 2027.
(5)Represents restricted stock which vests as to 3,308 shares on January 23, 2023; 1,950 shares on January 24, 2023; 1,974 shares on January 31, 2023; 2,268 shares on January 23, 2024; 1,977 shares on January 31, 2024; 3,707 shares on February 3, 2024; 3,555 shares on February 2, 2025; 1,924 shares on February 3, 2025; 6,439 shares on February 2, 2026; 2,738 shares on February 2, 2027; 1,257 shares on February 2, 2028; and 1,259 shares on February 2, 2029.
(6)Represents restricted stock which vests as to 3,308 shares on January 23, 2023; 5,483 shares on January 24, 2023; 2,189 shares on January 23, 2024; 3,605 shares on January 24, 2024; 4,213 shares on February 3, 2024; 3,612 shares on January 24, 2025; 4,443 shares on February 2, 2025; 1,752 shares on February 3, 2025; 6,622 shares on February 2, 2026; and 1,289 shares on February 2, 2027.
*    All share and per share amounts in this table have been restated for the 5% stock dividend distributed in 2022.

Option Exercises and Stock Vested in 2022

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
John W. Kemper	13,684	$560,603	20,329	$1,340,969
Charles G. Kim	—	—	13,390	883,280
Kevin G. Barth	—	—	11,707	772,459
Robert S. Holmes	—	—	7,228	477,086
John K. Handy	—	—	4,748	317,406
_______________________________________
(1)The dollar amount realized upon exercise is calculated by multiplying the number of shares times the difference between the market price of the underlying securities at exercise and the exercise price of the option.
(2)The aggregate dollar amount realized upon vesting is calculated by multiplying the number of shares of stock by the market value of the underlying shares on the vesting date.
*    All share amounts in this table have been restated for the 5% stock dividend distributed in 2022.

Pension Benefits in 2022
    The following table summarizes information for the Retirement Plan and the "Pre-2005 Benefit" portion of the CERP for each of our NEOs.

		Number of Years of Credited Service	Present Value of Accumulated Benefit	Payments During Last Fiscal Year
Name	Plan Name	(#)(2)	($)(3)	($)
John W. Kemper	Retirement Plan	N/A	$—	$—
	CERP(1)	N/A	—	—
Charles G. Kim	Retirement Plan	14	421,206	—
	CERP(1)	14	—	—
Kevin G. Barth	Retirement Plan	20	408,616	—
	CERP(1)	20	—	—
Robert S. Holmes	Retirement Plan	N/A	—	—
	CERP(1)	N/A	—	—
John K. Handy	Retirement Plan	4	68,297	—
	CERP(1)	N/A	—	—
_______________________________________
(1)Information presented pertains to the “Pre-2005 Benefit” portion of the CERP.
(2)The “Number of Years of Credited Service” is less than actual years of service because service prior to membership in the plans and service after December 31, 2004 (the date the plans were frozen) is excluded from credited service. The actual years of service for Messrs. John W. Kemper, Charles G. Kim, Kevin G. Barth, Robert S. Holmes and John K. Handy are 15, 33, 39, 7, and 23, respectively.
(3)The present value of the benefits shown is based on a 5.19% interest rate and the Pri-2012 white collar mortality table projected using the generational MP2021 projection scale, assuming benefits commence at normal retirement age of 65.
Pension Benefits Table Narrative
The Company maintains the Retirement Plan, which is a tax-qualified defined benefit plan that provides retirement benefits to all employees who completed one year of service and attained age 21 prior to July 1, 2004. Participation in the Retirement Plan was frozen on December 31, 2004. Benefits under the Retirement Plan were partially frozen on December 31, 2004, and fully frozen on December 31, 2010, as described below.
The Retirement Plan provides benefits based upon compensation, age and years of participation. Effective January 1, 1995, benefits were provided under a cash balance formula. Under this formula, a retirement account balance is maintained for each participant. At the end of each plan year beginning after December 31, 1994 and ending December 31, 2004, the participant’s account was credited with a cash balance amount equal to a percentage of compensation for the year plus the same percentage of compensation in excess of 50% of the Social Security taxable wage base for the year.
Compensation for this purpose is limited by Section 401(a)(17) of the Internal Revenue Code ($205,000 in 2004). The applicable percentage is determined by the sum of the participant’s age and years of participation in the Retirement Plan at the beginning of the plan year, and ranged from 1% for a sum of less than 30 to 4% for a sum of 75 or more. Interest is credited to the participant’s account at the end of each plan year beginning after 1995 at a rate not less than 5% of the account balance at the end of the prior plan year. For 2022, the rate of interest was 5%. Beginning January 1, 2005, no additional cash balance credits will be applied to participants’ accounts. However, for purposes of determining the accrued benefit, interest will continue to be credited to each participant’s account until Normal Retirement Date.
Effective December 31, 2010, the retirement benefits provided from the cash balance formula were frozen. The retirement account balance will be converted to a life annuity based on actuarial factors defined in the Retirement Plan on the later of the participant’s Normal Retirement Date (as defined in the Retirement Plan) or December 31, 2010. This change only impacts benefits for participants who work past their Normal Retirement Date as the interest credit will continue to apply until a participant’s Normal Retirement Date. At retirement, a participant may select from various annual benefit options based on actuarial factors defined in the Retirement Plan.
In addition to the cash balance formula described above, a participant will receive an annual benefit equal to his annual benefit accrued through December 31, 1994 under the Retirement Plan’s prior formula, adjusted for increases in the cost of living (but not in excess of 4% per year) for each year of participation after December 31, 1994. Effective December 31, 2010, the benefit under the Retirement Plan’s prior formula was also frozen. The final cost of living increase was given on December 31, 2010, and no future cost of living increases will be provided. Certain participants of the Retirement Plan, including NEOs, will receive a special minimum benefit based on the final five-year average compensation and years of service as of December 31, 2004.
The Retirement Plan is fully funded by the Company and participants become fully vested after three years of service. All of the participating NEOs are fully vested. The normal retirement age under the Retirement Plan is 65. None of the NEOs have attained normal retirement age. Reduced benefits are available as early as age 55 with 10 years of service. Benefits are reduced based on the length of time prior to age 65 that retirement occurs. The reduction is 6.67% per year for each of the first five years of early retirement (age 60-64) plus an additional 3.33% per year for each of the next five years (ages 55-59). Of the NEOs, Messrs. Charles G. Kim, Kevin G. Barth, and John K. Handy are currently eligible for early retirement.
The estimated annual accrued benefits under the Retirement Plan for Messrs. John W. Kemper, Charles G. Kim, Kevin G. Barth, Robert S. Holmes, and John K Handy are $0, $38,721, $36,530, $0, and $7,132 respectively. These benefits are shown in the form of an annual life annuity commencing at age 65. The age 65 life annuity amount is what is paid to participants who continue employment past Normal Retirement Date, once they retire.
Since January 1, 1995, the Company has maintained the CERP to provide a non-tax-qualified deferred compensation plan to a select group of executives whose benefits under the Retirement Plan are limited by the Code. The CERP is unfunded and benefits are payable from the assets of the Company. The Board of Directors has designated the CEO as a participant and the CEO has designated other executives, including certain NEOs, as participants. The present value of the benefits shown in the table is based on a 5.19% interest rate and the Pri-2012 white collar base mortality tables for employees and retirees using the generational projection scale MP-2021, assuming benefits commence at normal retirement age (or current age, if later).
A participant’s benefit under the CERP is the sum of the “Pre-2005 Benefit” and the “Post-2004 Benefit.” A participant’s benefit under the Pre-2005 Benefit is the amount by which (1) exceeds (2), where (1) is the benefit that would be payable under the Retirement Plan if that benefit were calculated using the participant’s compensation including any incentive compensation deferred under a nonqualified deferred compensation plan maintained by the Company and without regard to the compensation limit of Section 401(a)(17) of the Code; and (2) is the benefit actually payable under the Retirement Plan. Consistent with the Retirement Plan, cash balance formula additions under the CERP were frozen effective January 1, 2005, and cost of living increases were discontinued effective December 31, 2010.
None of the current NEOs are eligible to receive the Pre-2005 Benefit. Benefits under the Post-2004 Benefit are in the form of a defined contribution plan, and are described in the narrative accompanying the Nonqualified Deferred Compensation table.
Nonqualified Deferred Compensation in 2022
    The following table summarizes the contributions and earnings during 2022 for the deferred compensation portion of the EICP and the "Post-2004 Benefit" portion of the CERP.

		Executive Contributions in 2022	Registrant Contributions/Company Credits in 2022	Aggregate Earnings in 2022	Aggregate Withdrawals / Distributions	Aggregate Balance at 12/31/2022
Name	Plan Name	($)	($)(2)	($)(3)	($)	($)
John W. Kemper	EICP	$—	$—	$—	$—	$—
	CERP(1)	—	160,257	31,883	—	829,802
Charles G. Kim	EICP	—	—	—	—	—
	CERP(1)	—	56,032	34,656	—	783,812
Kevin G. Barth	EICP	—	—	38,739	—	2,227,779
	CERP(1)	—	56,032	34,318	—	776,718
Robert S. Holmes	EICP	20,000	—	(17,980)	—	93,940
	CERP(1)	—	—	—	—	—
John K. Handy	EICP	—	—	—	—	—
	CERP(1)	—	—	—	—	—
_______________________________________
(1)Information presented pertains to the “Post-2004 Benefit” portion of the CERP.
(2)Reflects Company contribution credits to the CERP in 2022. These amounts are included in the “All Other Compensation” column of the 2022 Summary Compensation Table.
(3)No NEO received preferential or above-market earnings on deferred compensation.
Nonqualified Deferred Compensation Table Narrative
Our NEOs are eligible to participate in a deferred compensation plan that is a part of the EICP. The EICP allows the officers to contribute up to 100% of their annual cash incentive award to this plan and, therefore, defer income tax on these amounts. Participants can select from a number of investment options, which are generally available to other employees in the Company’s 401(k) plan, including a Company stock alternative, to which their deferrals will be credited. Each participant’s account is credited with earnings, or debited with losses, based on performance of those investment options. Benefits are payable in a lump sum or up to ten annual installments. Participants may not make withdrawals during employment.

The Post-2004 Benefit portion of the CERP provides for a Company contribution credit on the last day of each plan year beginning on and after January 1, 2005 equal to 7% of the participant’s eligible compensation above the pay limit imposed under the Code for purposes of the Company’s qualified 401(k) retirement plan (the “Participating Investment Plan”) for the year ($305,000 in 2022). The Company may make additional contribution credits to the extent that limitations were imposed on contributions by CERP participants to the Participating Investment Plan due to the nondiscrimination test of Code Section 401(m). No additional contributions were made in 2022.
Eligible compensation for the Post-2004 Benefit portion of the CERP generally includes W-2 earnings. Eligible compensation for 2022 in excess of the pay limit imposed under the Code was as follows: Messrs. John W. Kemper $2,289,379; Charles G. Kim $800,454; and Kevin G. Barth $800,454. Note that Robert S. Holmes and John K. Handy were not eligible for the Post-2004 Benefit portion of the CERP during 2022.
Each year the Company will credit or debit the participant’s Post-2004 CERP account to reflect deemed earnings. The current rate of earnings credit is fixed at 5%, which corresponds to the rate of interest earned on the cash balance accounts of participants in the Retirement Plan. Benefits are payable in the form of a lump sum or annual installments for up to ten years pursuant to the election of the participant.

Employment Agreements and Elements of Post-Termination Compensation
We do not have employment agreements with our NEOs. However, there are several arrangements that provide post-termination benefits.
Change of Control Severance Agreements
The Company has in place a severance agreement (“Severance Agreement”) with each NEO other than Robert S. Holmes. The Severance Agreements provide for payments and certain benefits (which payments and benefits shall be referred to as the “Severance Benefits”) in the event of a “Qualifying Termination” in connection with a “Change of Control.”
For purposes of each Severance Agreement, “Change of Control” means:
•Any Person (as defined in Section 3(a)(9) of the Exchange Act, with certain exclusions provided for in the Severance Agreement) who becomes the “beneficial owner,” directly or indirectly, of 20% of the Company’s outstanding shares or the combined voting power of the then outstanding shares of the Company; or
•Individuals who on the date of the Severance Agreement constituted the Board or any new Director whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved by at least two-thirds of the Directors then still in office who were either Directors on the date of the Severance Agreement or whose appointment, election or nomination was previously approved, shall fail to constitute the majority of the Board of Directors; or
•There is consummated a merger or consolidation of the Company with any other corporation other than (i) a merger or consolidation in which the combined voting power immediately after the merger or consolidation was at least 80% of the same combined voting power immediately prior to the merger or consolidation or (ii) the merger or consolidation was for the purpose of the recapitalization of the Company in which no person is or becomes the beneficial owner of 20% or more of the outstanding shares of the Company or the combined voting power of the Company’s outstanding securities; or
•The shareholders approve a plan of complete liquidation or dissolution of the Company or there is a sale or disposition of substantially all of the Company’s assets, other than a sale or disposition to an entity that has at least 80% of the combined voting securities owned by persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.
“Qualifying Termination” means:
•Within twelve months prior to a Change of Control, the NEO’s employment is terminated by the Company under circumstances not constituting Cause and in contemplation of, or caused by, the Change of Control, such Change of Control is pending at the time of termination, and the Change of Control actually occurs; or
•Within three years following a Change of Control, the NEO’s employment is involuntarily terminated by the Company under circumstances not constituting Cause, the successor company fails or refuses to assume the obligations of the Company under the Severance Agreement, or the Company or any successor company breaches any provisions of the Severance Agreement; or
•A voluntary termination of employment by the NEO under circumstances constituting “Good Reason” within three years following a Change of Control; or
•A voluntary termination of employment by an NEO for any reason within the period beginning on the first anniversary of the Change of Control and ending thirty days after such date.
“Cause” means willful misconduct or conduct by the NEO that was knowingly fraudulent or deliberately dishonest.
“Good Reason” means (i) the NEO, in his reasonable judgment, determines that his duties have been materially reduced in terms of authority and responsibility from those existing immediately prior to the Change of Control; or (ii) the NEO is required to be based at a location that is thirty-five or more miles farther from his primary residence at the time of the requirement than it was prior thereto; or (iii) there is a reduction in the NEO’s base salary to an amount that is less than the base salary in effect twelve months prior to the Change of Control; or (iv) there is a material reduction in the NEO’s level of participation in any of the Company’s incentive compensation plans, benefit plans, policies, practices or arrangements in which the NEO participated immediately prior to the Change of Control and such reduction is not consistent with the average level of participation by other executives who have a similar position.
“Severance Period” means a number of whole and fractional years equal to the lesser of: (a) three or (b) the quotient of the number of months following termination until the NEO attains age 65, divided by twelve. For John K. Handy, the Severance Period is a number of whole and fractional years equal to the lesser of: (a) one and a half or (b) the quotient of the number of months following termination until the NEO attains age 65, divided by twelve.

In the event that an NEO becomes entitled to Severance Benefits, the Company shall pay to or provide the NEO with the following:
•A lump sum payment equal to the product of: (i) the Severance Period, multiplied by (ii) the sum of the NEO’s base salary in effect 12 months prior to the Change of Control and the NEO’s average bonus for the three completed fiscal years of the Company preceding the fiscal year in which the Change of Control occurs;
•A lump sum payment equal to the greater of the NEO’s actual bonus for the fiscal year of the Company preceding the fiscal year in which the Change of Control occurs or the NEO’s target bonus for the fiscal year of the Company in which a Qualifying Termination occurs, calculated with the assumption that both the Company and the NEO achieved all performance objectives required to earn the target bonus, and prorated based on the number of days elapsed in the Company’s fiscal year during which employment terminates;
•Continuation of health, life and disability insurance to the NEO during the Severance Period at a cost to the NEO equal to the amount paid by similarly situated active employees at the time of the earliest event that could constitute “Good Reason.” To the extent such benefits are taxable, there is a gross-up for taxes;
•The opportunity to borrow, to the extent permitted by applicable law, from the Company or an affiliate thereof, for an interest rate set by the NEO (which may be zero), an amount equal to the sum of the NEO’s outstanding stock options and taxes resulting from the exercise and the vesting of the NEO’s restricted stock, with repayment required upon the passage of 180 consecutive days of the NEO being able to sell stock acquired by the exercise and being able to sell vested, restricted stock without restriction; and
•Reimbursement for the costs, if any, of outplacement services obtained by the NEO following a Qualifying Termination.
In the event that any payments are subject to the application of any tax pursuant to Section 4999 of the Code (an “Excise Tax”), the Company shall also pay to the NEO an additional amount sufficient to make the net amount payable to the NEO the same as the NEO would have received had the Excise Tax not been imposed. The Company will reimburse the NEO for all fees, expenses and costs incurred in connection with any Excise Tax; however, at its February 10, 2012 meeting, the Board, by resolution, adopted a policy not to offer a gross-up for taxes related to severance payments paid in connection with a Change of Control of the Company to any employee to whom the Company has not made such a commitment prior to the date of the resolution.
The Severance Benefits are reduced by any other severance benefits or damages for termination paid or owed to the NEO, if such offset would not result in additional tax, interest or penalties pursuant to Section 409A of the Code.
The Company is obligated to pay any attorneys’ fees and costs incurred in connection with any dispute concerning the Severance Agreement unless the dispute by the NEO is frivolous.
The terms and conditions of the Severance Agreement between the Company and John W. Kemper are similar to the Severance Agreement described above, except: (1) a "Qualifying Termination" does not include a voluntary termination of employment by John W. Kemper for any reason within the period beginning in the first anniversary of the Change in Control and ending thirty days after such date; and (2) no gross-up for taxes related to severance payments paid in connection with a Change of Control of the Company will be paid to John W. Kemper.
Restricted Stock, Stock Options and Stock Appreciation Rights
Our outstanding unvested restricted stock grants are normally forfeited upon termination of employment; however, there are special vesting rules in the case of death, disability or retirement. In the case of death or disability, outstanding unvested restricted stock immediately vests in the same proportion that the number of full months from the date of grant to the date of death or disability bears to the total restriction period applicable to the award. In the case of “retirement,” the same pro rata vesting provision applies, except the vesting is not effective until the last day of the restriction period applicable to the award and vesting remains subject to the Company satisfying any Company performance condition on vesting. “Retirement” means termination of employment after attaining age 60 and having at least ten years of service (non-competition agreements are not included in the definition of “retirement” in the plan document, but signing a non-competition agreement is a condition to restricted stock grants). In addition, otherwise unvested outstanding restricted stock, stock appreciation rights and options immediately vest upon the occurrence of a change of control. For this purpose “change of control” has the same meaning as applies for purposes of the Change of Control Severance Agreements (see “Change of Control Severance Agreements” under “Employment Agreements and Elements of Post-Termination Compensation”), except different dates are used for determining the incumbent Board of Directors.

Deferred Compensation
The CERP and EICP provide for payments of nonqualified deferred compensation after termination of employment. See “Pension Benefits Narrative” and “Nonqualified Deferred Compensation Narrative” for a description of those arrangements.
Long-Term Disability
The NEOs generally have the same long-term disability benefit as all salaried employees, except that the definition of “disability” for the NEOs is more favorable because the benefit after the first 36 months of disability for salaried employees who are not vice presidents or above is based on a more restrictive definition of disability than the one that applies to vice presidents and above.
Commerce Retirement Plan
The qualified defined benefit pension plan was frozen and closed to new participants January 1, 2004, so not all salaried employees participate. The NEOs, except for John W. Kemper and Robert S. Holmes, participate in this plan and receive earnings credits to their cash balance accounts. See “Pension Benefits Narrative” for a description of this arrangement.

Potential Payments upon Termination or Change of Control
The following table assumes the relevant triggering event occurred on December 31, 2022.

Executive Benefits and Payments upon Termination	Voluntary Termination	Normal Retirement	Death	Disability	Qualified Termination After a Change of Control
John W. Kemper
Compensation:
Salary	$—	$—	$—	$—	$5,919,522	(1)
Bonus	—	—	—	—	1,598,549	(2)
SARs/option awards	—	—	—	—	247,984	(3)
Restricted stock awards	—	6,307,707	6,307,707	6,307,707	10,026,030	(4)
EICP/CERP	829,802	829,802	829,802	829,802	829,802	(5)
Excise tax reimbursement	—	—	—	—	—	(6)
Benefits:
Retirement plan	—	—	—	—	—	(7)
Post-termination insurance premiums	—	—	—	—	81,234	(8)
Total	$829,802	$7,137,509	$7,137,509	$7,137,509	$18,703,121

Charles G. Kim
Compensation:
Salary	$—	$—	$—	$—	$2,633,790	(1)
Bonus	—	—	—	—	562,472	(2)
SARs/option awards	—	—	—	—	112,816	(3)
Restricted stock awards	—	1,767,914	1,767,914	1,767,914	2,603,473	(4)
EICP/CERP	783,812	783,812	783,812	783,812	783,812	(5)
Excise tax reimbursement	—	—	—	—	—	(6)
Benefits:
Retirement plan	421,206	421,206	195,755	421,206	421,206	(7)
Post-termination insurance premiums	—	—	—	—	81,810	(8)
Total	$1,205,018	$2,972,932	$2,747,481	$2,972,932	$7,199,379

Executive Benefits and Payments upon Termination	Voluntary Termination	Normal Retirement	Death	Disability	Qualified Termination After a Change of Control
Kevin G. Barth
Compensation:
Salary	$—	$—	$—	$—	$2,186,406	(1)
Bonus	—	—	—	—	562,472	(2)
SARs/option awards	—	—	—	—	103,512	(3)
Restricted stock awards	—	1,808,484	1,808,484	1,808,484	2,744,446	(4)
EICP/CERP	3,004,497	3,004,497	3,004,497	3,004,497	3,004,497	(5)
Excise tax reimbursement	—	—	—	—	—	(6)
Benefits:
Retirement plan	408,616	408,616	189,904	408,616	408,616	(7)
Post-termination insurance premiums	—	—	—	—	70,338	(8)
Total	$3,413,113	$5,221,597	$5,002,885	$5,221,597	$9,080,287

Robert S. Holmes
Compensation:
Salary	$—	$—	$—	$—	$—	(1)
Bonus	—	—	—	—	—	(2)
SARs/option awards	—	—	—	—	25,987	(3)
Restricted stock awards	—	1,285,570	1,285,570	1,285,570	2,202,473	(4)
EICP/CERP	93,940	93,940	93,940	93,940	93,940	(5)
Excise tax reimbursement	—	—	—	—	—	(6)
Benefits:
Retirement plan	—	—	—	—	—	(7)
Post-termination insurance premiums	—	—	—	—	—	(8)
Total	$93,940	$1,379,510	$1,379,510	$1,379,510	$2,322,400

John K. Handy
Compensation:
Salary	$—	$—	$—	$—	$1,217,552	(1)
Bonus	—	—	—	—	459,889	(2)
SARs/option awards	—	—	—	—	25,987	(3)
Restricted stock awards	—	1,636,879	1,636,879	1,636,879	2,485,644	(4)
EICP/CERP	—	—	—	—	—	(5)
Excise tax reimbursement	—	—	—	—	—	(6)
Benefits:
Retirement plan	68,297	68,297	31,741	68,297	68,297	(7)
Post-termination insurance premiums	—	—	—	—	42,413	(8)
Total	$68,297	$1,705,176	$1,668,620	$1,705,176	$4,299,782
_______________________________________
(1)Salary is calculated as the sum of the prior year base salary plus the average bonus for the prior 3 years, times the "Severance Period" which means the lesser of: (a) three or (b) the quotient of the number of months following termination until the NEO attains age 65, divided by twelve, and is payable upon a qualifying termination. For John K. Handy, the Severance Period is a number of whole and fractional years equal to the lesser of: (a) one and a half or (b) the quotient of the number of months following termination until the NEO attains age 65, divided by twelve.
(2)Bonus amount is the greater of (a) the 2021 annual cash incentive paid in 2022, or (b) the 2022 target annual cash incentive under the EICP, not prorated.

(3)Under a Change of Control, all unvested SARs and options would become immediately vested. The amount shown is the excess of the market price of our common stock at December 31, 2022 over the exercise price of all unvested SARs and options.
(4)It is assumed that all NEOs are eligible for the special vesting rules as of December 31, 2022. Amounts are based on the prorated vested shares at market price at December 31, 2022.
(5)The payment under the EICP/CERP is the aggregate balance in their deferred compensation plan that is assumed to be paid upon either voluntary termination, retirement, death, disability or a Change of Control.
(6)Under a Change of Control, the Company is required to reimburse the NEOs, other than John W. Kemper and Robert S. Holmes, for any excise taxes that may be imposed and any other fees and expenses. It was determined that none of the NEOs would be eligible for such payments.
(7)Benefits payable under the Retirement Plan are assumed to commence at age 65. The benefit upon death is calculated as a portion of the normal benefit.
(8)This amount reflects the net present value of estimated insurance payments to be made by the Company for the NEOs, plus a gross-up for taxes, during the Severance Period.
Equity Compensation Plan Information
The following table provides information as of December 31, 2022, with respect to compensation plans under which common shares of Commerce Bancshares, Inc. are authorized for issuance to certain officers in exchange for services provided. These compensation plans include: (1) the Commerce Bancshares, Inc. 2005 Equity Incentive Plan, (2) the Commerce Bancshares, Inc. Stock Purchase Plan for Non-Employee Directors (“Director Plan”) and (3) the Commerce Bancshares, Inc. Executive Incentive Compensation Plan (“EICP”). All of these compensation plans were approved by the Company’s shareholders.

Plan Category	(a) Number of Common Shares to be Issued upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights		(c) Number of Common Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in Column (a))
Equity compensation plans approved by shareholders	555,273	(1)	$46.82	(2)	1,644,627	(3)
Equity compensation plans not approved by shareholders	—		—		129,665	(4)
Total	555,273		$46.82		1,774,292

(1)Includes 295,636 shares issuable upon exercise of stock appreciation rights granted under the 2005 Equity Incentive Plan. Issuable shares from stock appreciation rights were computed on a net basis using the fair market value of Common Stock at December 31, 2022. Also included are 259,637 common shares allocated to participants’ accounts under the EICP.
(2)Represents the weighted average exercise price of outstanding stock appreciation rights under the 2005 Equity Incentive Plan.
(3)Includes 1,586,377 common shares remaining available under the 2005 Equity Incentive Plan, and 58,250 shares under the EICP.
(4)129,665 common shares available under the Director Plan.
Compensation and Human Resources Committee Interlocks and Insider Participation
During 2022, the Compensation and Human Resources Committee consisted of Messrs. Terry D. Bassham (Chairman), W. Kyle Chapman, and June McAllister Fowler. All members of the Committee were independent members of the Board of Directors of the Company. None of the members of the Compensation and Human Resources Committee has been an officer or employee of the Company. None of our executive officers serves on the board of directors or compensation committee of a company that has an executive officer that was elected to the Board or the Compensation and Human Resources Committee, except that during 2022, Mr. David W. Kemper served on the board of directors of The Crawford Group, Inc. Ms. Christine B. Taylor is a director of The Crawford Group, Inc.

AUDIT AND RISK COMMITTEE REPORT
The role of the Audit and Risk Committee is to assist the Board of Directors in its oversight of the Company’s accounting, auditing and financial reporting processes, the Company’s credit review function and the Company’s enterprise risk management. As noted under the “Corporate Governance” and “Director Independence” sections of this Proxy Statement, the Board of Directors has determined that all members of the Audit and Risk Committee are “independent” within the meaning of SEC Rule 10A-3 and the NASDAQ listing rules. The Audit and Risk Committee operates pursuant to a Charter that was last amended with the amendment approved by the Board on April 21, 2021. As set forth in the Charter, management of the Company is responsible for establishing and maintaining the Company’s internal control over financial reporting and for preparing the Company’s financial statements in accordance with generally accepted accounting principles and applicable laws and regulations. Management is also responsible for conducting an evaluation of the effectiveness of the internal control over financial reporting based on the framework in Internal Control - Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission. The Audit and Risk Committee is directly responsible for the compensation, appointment and oversight of KPMG LLP, the independent registered public accounting firm ("independent auditor" or "external auditor") for the Company. KPMG LLP is responsible for performing an independent audit of the Company’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. KPMG LLP is also responsible for expressing an opinion on the Company’s internal control over financial reporting.
Members of the Audit and Risk Committee include Benjamin F. Rassieur, III (Chairman), Blackford F. Brauer, Karen L. Daniel, Todd R. Schnuck and Kimberly G. Walker. The Board has determined that Ms. Daniel and Mr. Schnuck both qualify as an “Audit and Risk Committee financial expert” as required by the SEC pursuant to Section 407 of the Sarbanes-Oxley Act of 2002 and Ms. Daniel is an “Audit and Risk Committee risk expert” as required in 12CFR 252.22 - Regulation YY Enhanced Prudential Standards.
The Audit and Risk Committee’s responsibility is one of oversight. Members of the Audit and Risk Committee rely on the information provided and the representations made to them by: (i) management, which has primary responsibility for establishing and maintaining appropriate internal financial controls over financial reporting, and for Company financial statements and reports and (ii) the external auditor, which is responsible for expressing an opinion that the financial statements have been prepared in accordance with generally accepted accounting principles, that management’s assessment that the Company maintained effective internal control over financial reporting is fairly stated, and that the audit of the Company’s financial statements by the external auditor has been carried out in accordance with Standards of the Public Company Accounting Oversight Board (PCAOB).
In this context, the Audit and Risk Committee has considered and discussed the audited financial statements and management’s assessment on internal control over financial reporting with management and the independent auditors as of December 31, 2022. The Audit and Risk Committee has also discussed with the independent auditors the matters required to be discussed by PCAOB Auditing Standard No. 1301, Communication with Audit Committees. Finally, the Audit and Risk Committee has received the written communications from KPMG LLP required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence. The Audit and Risk Committee has considered the compatibility of non-audit services with the auditors’ independence and has discussed with the external auditors their independence.
Based on the reviews and discussions described in this report, and exercising the Audit and Risk Committee’s business judgment, the Audit and Risk Committee recommends to the Board of Directors that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 to be filed with the SEC.
The Audit and Risk Committee has selected KPMG LLP as the Company’s external auditors for fiscal 2023 and has approved submitting the selection of the independent external auditors for ratification by the shareholders. Audit, audit-related and any permitted non-audit services provided to Commerce Bancshares, Inc. by KPMG LLP are subject to pre-approval by the Audit and Risk Committee. All fees paid in 2022 were pre-approved by the Audit and Risk Committee.
Submitted by the Audit and Risk Committee of the Company’s Board of Directors:

Benjamin F. Rassieur, III (Chairman)	Blackford F. Brauer	Karen L. Daniel
Todd R. Schnuck	Kimberly G. Walker

Pre-approval of Services by the External Independent Registered Public Accounting Firm
The Audit and Risk Committee has adopted a policy for pre-approval of audit and permitted non-audit services provided by the Company’s external auditor. Annually, the Audit and Risk Committee will review and approve the audit services to be performed along with other permitted services including audit-related and tax services to be provided by its external auditor. The Audit and Risk Committee may pre-approve certain recurring designated services where appropriate and services for individual projects that do not exceed $25,000.
Proposed engagements that do not meet these criteria may be presented to the Audit and Risk Committee at its next regular meeting or, if earlier consideration is required, to one or more of its members. The member or members to whom such authority is delegated shall report any specific approval of services at the next regular Audit and Risk Committee meeting. The Audit and Risk Committee will regularly review summary reports detailing all services provided to the Company by its external auditor.
Fees Paid to KPMG LLP
The following is a summary of fees billed by KPMG LLP for professional services rendered during the fiscal years ended December 31, 2022 and 2021:

	2022	2021
Audit fees	$1,226,999	$1,029,090
Audit-related fees	64,125	99,777
Tax fees	201,537	171,500
All other fees	—	—
Total	$1,492,661	$1,300,367
The audit fees billed by KPMG LLP are for professional services rendered for the audits of the Company’s annual consolidated financial statements and the audit of the Company’s internal control over financial reporting for the fiscal year ended December 31, 2022 and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for that fiscal year. KPMG LLP also performed audits in 2022 and 2021 for the Company’s private equity subsidiary. KPMG LLP provided accounting research and advice in both 2022 and 2021.
Audit-related fees are mainly for services rendered for audits on the Company’s pension and 401(k) benefit plans for 2021 and agreed upon examination procedures relating to the Company’s mortgage banking operation for both years. Tax fees are for services including both review and preparation of corporate income tax returns and tax consulting services.
PROPOSAL TWO
RATIFICATION OF THE SELECTION OF KPMG LLP
AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2023
Pursuant to the Sarbanes-Oxley Act of 2002, the Audit and Risk Committee of the Company is responsible for the selection and approval of the Company’s independent registered public accounting firm for the purpose of the examination and audit of the Company’s financial statements for 2023. The Audit and Risk Committee has also adopted a procedure for the pre-approval of non-audit services. The Audit and Risk Committee has selected and the Board of Directors has ratified the selection of KPMG LLP as the firm to conduct the audit of the financial statements of the Company and certain of its subsidiaries for 2023. This selection is presented to the shareholders for ratification; however, the failure of the shareholders to ratify the selection will not change the engagement of KPMG LLP for 2023. The Audit and Risk Committee will consider the vote of the shareholders for future engagements. Representatives of KPMG LLP are expected to be attending the Meeting and will be available to respond to appropriate questions. The representatives will also be provided an opportunity to make a statement.

The Board of Directors Recommends a Vote FOR the Ratification of the Selection of KPMG LLP as the Company's Independent Registered Public Accounting Firm for 2023.
PROPOSAL THREE
SAY ON PAY --- ADVISORY APPROVAL OF THE COMPANY'S EXECUTIVE COMPENSATION
The following proposal is an advisory, non-binding vote on the compensation of the Company’s named executive officers as required by Section 14A of the Exchange Act which was added by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and by rules of the SEC. In accordance with the advisory recommendation of our shareholders at the Company’s 2017 annual meeting, the Company’s Board of Directors has determined that the Company will hold the non-binding, advisory vote to approve the compensation of the Company’s named executive officers once every year.

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.”
Shareholders are being asked to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Compensation Discussion and Analysis, tabular disclosures, and other narrative executive compensation disclosures in the proxy statement. The vote is not binding on the Company.
The Company’s goal for its executive compensation program is to attract, motivate and retain a talented team of executives who will provide leadership for the Company’s success in a highly regulated industry and in competitive markets. The Company seeks to accomplish this goal in a way that rewards performance and is aligned with its shareholders’ long-term interests. The Company believes that its executive compensation program, which emphasizes long-term equity awards, satisfies this goal and is strongly aligned with the long-term interests of its shareholders. Please refer to the section entitled Compensation Discussion and Analysis for a thorough discussion of the Company’s executive compensation program. As an advisory vote, this proposal is not binding on the Company; however, the Compensation and Human Resources Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by shareholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.

The Board of Directors Recommends a Vote FOR the proposal to approve the Company's executive compensation.
PROPOSAL FOUR
SAY ON PAY FREQUENCY --- ADVISORY APPROVAL ON THE FREQUENCY OF THE COMPANY'S
EXECUTIVE COMPENSATION VOTE
Proposal Four is an advisory, non-binding vote on the frequency of shareholder votes on executive compensation as required by Section 14A of the Exchange Act which was added by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and by rules of the SEC. In Proposal Three, shareholders are asked to vote on the compensation of the Company's named executive officers. Proposal Three is commonly called "Say on Pay". In Proposal Four, shareholders may cast an advisory non-binding vote on how often the Company should include a Say on Pay vote in its proxy materials for future annual shareholder meetings or other meetings of shareholders at which directors will be elected and for which the rules of the SEC required executive compensation disclosure pursuant to Item 402 of Regulation S-K. The vote on Proposal Four is not binding on the Company, but will be considered by the Compensation and Human Resources Committee as it administers the Company's executive compensation program. Shareholders may vote for a frequency of Say on Pay votes of one, two, or three years, or may abstain from voting. The Company believes that Say on Pay votes should be conducted every year so that shareholders may annually express their views on the Company's executive compensation program.

The Board of Directors Recommends a Vote For a Frequency of Say on Pay Votes of 1 Year.
PROPOSAL FIVE
APPROVE THE AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK
The Board of Directors has unanimously approved and recommends that the shareholders adopt an amendment to the Articles of Incorporation of the Company which would increase the authorized number of shares of common stock the Company would have the power to issue.
The first paragraph of ARTICLE III of the Articles of Incorporation presently provides that the Company is authorized to issue 2,000,000 shares of preferred stock of the par value of $1 per share and 140,000,000 shares of common stock of the par value of $5 per share. The proposed amendment to this paragraph of ARTICLE III would provide that the maximum number of shares which the Company is authorized to issue shall be 2,000,000 shares of preferred stock of the par value of $1 per share and 190,000,000 shares of common stock of the par value of $5 per share.
Of the 140,000,000 shares of common stock, $5 par value, presently authorized under the Articles of Incorporation, approximately 125,258,737 shares were issued and outstanding as of December 31, 2022. Some of the remaining 14,741,263 authorized shares of common stock (including 605,142 shares of treasury stock), have been reserved for issuance under the Company's equity compensation plans. Although the Company has no definitive plan for the issuance of any additional authorized shares of common stock, the authorization of additional shares of common stock would permit the issuance of shares of common stock for future stock dividends, stock splits, raising capital, possible acquisitions, and other appropriate corporate purposes. The Board of Directors believes that failure to approve this proposal would seriously restrict the Company's ability to manage its capital needs to the detriment of shareholders' interests. The Board of Directors believes that increasing the authorized number of shares of common stock will help the Company to meet its future needs and give it better flexibility in responding quickly to advantageous business opportunities.
This amendment to the Articles of Incorporation might be viewed as having the effect of discouraging attempts to take over control of the Company since the issuance of such shares could be used to dilute the stock ownership of persons seeking to obtain control and increase the cost for any such person. However, as previously explained, this is not the purpose of the proposed amendment.
The proposed amendment to the Articles of Incorporation requires the affirmative vote of the holders of a majority of the shares of common stock issued and outstanding. It is not anticipated that the Company will seek authorization from its shareholders for the issuance of such additional shares from time to time unless required by applicable laws. There are no preemptive rights available to shareholders in connection with the issuance of any such shares.
The proposed amendment would cause the first paragraph of ARTICLE III of the Articles of Incorporation to be amended to read as follows:
"The total number of shares of all classes of stock which the Corporation shall have authority to issue is 192,000,000 shares, consisting of (i) 2,000,000 shares of preferred stock of the par value of $1 per share and (ii) 190,000,000 shares of common stock of the par value of $5 per share." These changes are reflected in Appendix A hereto.
If the proposal to amend the Articles of Incorporation is approved, then it will become effective upon filing of an amendment to the Articles of Incorporation with the Secretary of State of the State of Missouri, which filing would be made promptly after the meeting.
If the proposal to amend the Articles of Incorporation is not approved by the shareholders, it is anticipated the Board of Directors would resubmit the proposal to the shareholders in the future.

The Board of Directors Recommends a Vote FOR the approval of the amendment to the Company's Articles of Incorporation to increase the number of shares of authorized common stock.
PROPOSAL SIX
APPROVAL OF AMENDMENT AND RESTATEMENT OF THE COMMERCE BANCSHARES, INC.
EQUITY INCENTIVE PLAN

We are asking our shareholders to approve the Commerce Bancshares, Inc. Equity Incentive Plan, as amended and restated (the “Plan”), primarily to extend the term of the plan and to increase the number of shares of Common Stock available for issuance under the Plan to a total of 6,000,000 shares, representing approximately 5% of our shares of Common Stock outstanding as of February 15, 2023. We are proposing the increase to enable us to continue offering effective equity compensation to our employees, allowing us to continue to take advantage of the critical motivation and retention benefits that equity compensation provides. The Board believes that equity incentive compensation is essential in attracting, retaining and motivating individuals. The flexibility of the Plan in types and specific terms of awards will allow future awards to be based on then-current objectives for aligning compensation with shareholder value. Shareholder approval of the Plan will permit the Company to award equity incentives that achieve these goals. The Board of Directors approved the Plan, as amended, subject to shareholder approval. If approved by our shareholders, the amended Plan will become effective as of the Annual Meeting date.
Purpose and Background. The Plan provides for the grant of incentive stock options (within the meaning of Section 422 of the Code), non-qualified stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance awards and other stock-based awards to employees of the Company. The purpose of the Plan is to promote the interests of the Company and its shareholders by attracting and retaining employees who are expected to contribute to the Company's growth and financial performance. The amended and restated version of the Plan increases the shares of the Company's Common Stock that may be issued under the Plan. The amended and restated version of the Plan also reflects additional amendments, including: a new expiration date of the Plan of April 19, 2033; update of the list of performance-based metrics that can be used with respect to performance-based awards; update the Plan for changes applicable tax laws; and other changes. If the amended Plan is not approved and we are unable to grant equity compensation in the future, we may need to consider other compensation alternatives, such as increasing cash compensation.
Promotion of Good Corporate Governance Practices. The Plan has been designed to include a number of provisions that the Company believes promote best practices by reinforcing the alignment between equity compensation arrangements for employees and shareholders’ interests. These provisions include, but are not limited to, the following:
No Discounted Options or SARs. Stock options and SARs may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date (other than an award that is in substitution for an award previously granted by an entity acquired by us in order to provide in-the-money value at the grant date equal to the in-the-money value of the substituted option in accordance with Sections 424 (a) and 409A of the Code).
No Repricing. The Plan expressly prohibits the repricing of option or SAR awards, including the cancellation and re-grant of such awards.
Minimum Vesting Requirements. Other than stock-based awards with a fair market value of less than $25,000 on the date of grant, no more than 25% of an award may be vested prior to the first anniversary of the date of grant, except for death, disability or retirement.
No Transferability. Awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the Committee (as defined below).
No Evergreen Provision. There is no “evergreen” feature pursuant to which the shares authorized for issuance under the Plan can be automatically replenished (although grants that are forfeited, terminated or expire unexercised are added back to the Plan).
No Automatic Grants. The Plan does not provide for automatic grants to any participant.
No Tax Gross-ups. The Plan does not provide for any tax gross-ups.
Key Features of the Amended and Restated Plan. The following is a summary of the material terms of the Plan and is qualified in its entirety by reference to the Plan. A copy of the Plan is included as Appendix B to this proxy statement and may also be obtained from the Company free of charge upon written request.
Administration. The Compensation and Human Resources Committee (the “Committee”) of the Board has full power and authority to determine when and to whom awards will be granted, consistent with the provisions of the Plan. The Committee must be comprised of at least two (2) members of the Board. Each Committee member must be an “independent director” under NASDAQ listing rules, a “non-employee director” as defined in Rule 16b-3 of the Exchange Act. Subject to the provisions of the Plan, the Committee may amend or waive the terms and conditions, or accelerate the exercisability, of an outstanding award. The Committee has authority to interpret the Plan, and establish rules and regulations for the administration of the Plan.
Eligible Participants. The Committee has the exclusive right, subject to applicable law and stock exchange listing standards, to determine, or delegate the authority to determine, those persons who will be granted awards under the Plan. The Plan is drafted broadly to permit the Committee to make grants to any Company employee (including employees of our subsidiaries or affiliates); however, historically the Committee has made awards only to key employees who are in a position to make significant contributions to our business. As of December 31, 2022, the Company employed 4,447 persons on a full-time basis and 151 persons on a part-time basis.
Shares Available For Awards. If this Proposal Six is approved by our shareholders, a total of 6,000,000 shares of Common Stock will be available for future grants, subject to adjustment for future stock dividends or other limited circumstances set forth in the Plan. Shares related to awards that are forfeited, terminated or expire unexercised shall be added back and available again under the Plan. Under the current plan, there are 1,454,826 shares remaining available for issuance pursuant to new awards. Based on past practices, the Board believes the shares reserved for issuance under the Plan can be expected to permit us to meet our compensation needs for the grant of equity awards during the ten year term of the Plan.
Employee Incentive Compensation Plan (EICP). The EICP allows participants to voluntarily elect to defer a portion of their annual cash incentive award under the EICP and, therefore, defer income tax on their awards. Participants may also elect to have their deferred awards deemed to be invested in a Company stock fund and delivered in shares of Common Stock at the time of payment. Under the Plan, future issuances of shares of Common Stock under the EICP will be drawn from the shares available under the Plan. The 58,250 shares remaining available for issuance under the EICP will be included in the new total 6,000,000 shares of Common Stock available for issuance under the Plan.
Terms of Awards General. Awards may be granted alone or in addition to any other award granted under the Plan or any other compensation plan. Awards can be granted for no cash consideration or for cash or other consideration as determined by the Committee or as required by applicable law. Awards may provide that upon the grant or exercise thereof, the holder will receive cash, or shares of Common Stock, or any combination of these in a single payment. The exercise price per share under any stock option and the grant price of any SAR may not be less than the fair market value on the date of grant of such option or SAR unless the award is in substitution for an award previously granted by an entity acquired by us in order to provide in-the-money value at the grant date equal to the in-the-money value of the substituted option in accordance with Sections 424(a) and 409A of the Code.

Except as discussed below, the fair market value of a share under the Plan will be the closing price on any securities exchange or other over the counter market on which the shares are listed on the date of determination. If there is no regular public trading market for the shares, the Committee will determine the fair market value of the shares. In the case of nonqualified stock options, incentive stock options or SARs, fair market value will be determined using the most recent intraday sales price on the national securities exchange on which the shares are listed.
The term of awards will not be longer than 10 years. An award agreement (other than an award agreement with respect to SARs) may provide that the Company has the right to repurchase shares acquired pursuant to an award when the holder terminates employment. Any repurchase must be consistent with Section 409A of the Code, which governs deferred compensation. To the extent consistent with the requirements of Section 409A of the Code, the Committee may at any time offer on behalf of the Company to buy-out, for a payment in cash or shares, an award previously granted, on the terms and conditions established by the Committee and communicated to the participants at the time the offer is made; subject to any requirements set forth in the Plan and Sections 13(e) and/or 14(e) of the Exchange Act. An award agreement may provide that, upon a change of control, as defined in the Plan, an award that is not yet exercisable or is subject to restrictions shall become immediately exercisable and all restrictions shall be removed. An award agreement may also provide that upon a change of control the award will terminate. Awards other than options and SARs may be granted subject to the achievement of performance goals. The performance goals may be established by the Committee from time to time. All calculations and financial accounting matters will be determined in accordance with Generally Accepted Accounting Principles, unless the Committee determines otherwise.
Minimum Vesting. Except for stock-based awards with a fair market value of less than $25,000 on the date of grant, no more than 25% of an award may be vested prior to the first anniversary of the date of grant, except for death, disability or retirement.
Stock Options. The holder of an option will be entitled to purchase a number of shares of Common Stock at a specified exercise price during a specified time period, all as determined by the Committee. The option exercise price may be payable either in cash or in previously acquired shares of Common Stock, or at the discretion of the Committee, by any other lawful means. Options will be either “incentive stock options” (“ISO”) within the meaning of Section 421 of the Code or “non-qualified stock options” and will vest and become exercisable in accordance with a vesting schedule established by the Committee, subject to the minimum vesting provisions of the Plan; the exercise price will be established by the Committee and cannot be less than the fair market value of a share on the date of grant (other than an award that is in substitution for an award previously granted by an entity acquired by us in order to provide in-the-money value at the grant date equal to the in-the-money value of the substituted option in accordance with Sections 424(a) and 409A of the Code); and the exercise price of an incentive stock option granted to an employee who owns 10% or more of the combined voting power of Common Stock will not be less than 110% of the fair market value of a share on the date of grant. The aggregate fair market value of Common Stock for which ISOs are granted and which are first exercisable in any one calendar year by any one employee may not exceed $100,000 in fair market value which is determined as of the date of the grant. Options for no more than 250,000 shares may be granted to any one employee in any one fiscal year.
Stock Appreciation Rights. The holder of a SAR is entitled to receive the excess of the fair market value calculated as of the exercise date of a specified number of shares of Common Stock over the grant price of the SAR. Such excess is payable solely in shares of Common Stock. SARs vest and become exercisable in accordance with a vesting schedule established by the Committee. During any fiscal year, no employee may be granted SARs for more than 250,000 shares of Common Stock.
Restricted Stock and Restricted Stock Units. The holder of restricted stock will own shares of Common Stock subject to restrictions imposed by the Committee for a specified time period determined by the Committee. Unless otherwise determined by the Committee under award agreement, the holder of restricted stock will be entitled to vote the shares and to receive any dividends declared on the shares; however, any dividends declared in shares will be subject to the same restrictions as the underlying shares. The holder of restricted stock units will have the right, subject to any restrictions imposed by the Committee, to receive shares of Common Stock, at some future date determined by the Committee and any dividends declared in shares will be subject to the same restrictions as the underlying shares. The holder of restricted stock units will not have voting rights but will receive dividends paid with respect to the underlying shares. During any fiscal year, no employee may receive more than 150,000 shares of Restricted Stock or Restricted Stock Units.
Performance Awards. Performance awards give participants the right to receive payments in cash or shares, based solely upon the achievement of certain performance goals during a specified performance period. Any shares granted may be subject to any restrictions as determined by the Committee. At the discretion of the Committee, the holder of performance units or performance shares may be entitled to receive dividend equivalents with respect to dividends declared with respect to the award; however, such dividends shall be subject to the same accrual, forfeiture, and payout restrictions as apply to the performance units or performance shares to which such dividend equivalents relate. The aggregate dollar value of performance units any employee may receive in any fiscal year may not exceed $2.5 million, and no employee shall receive more than 50,000 performance shares in any fiscal year.
Stock-Based Awards. The Committee may grant other equity-based awards, including unrestricted shares of Common Stock, subject to terms and conditions determined by the Committee and the Plan limitations. The awards may be conditioned on meeting performance goals.
Duration, Termination and Amendment.
Unless discontinued or terminated by the Board, the Plan will expire on April 19, 2033. No awards may be made after that date. However, unless otherwise expressly provided in an applicable award agreement, any award granted under the Plan prior to expiration may extend beyond the end of such period through the award’s normal expiration date. The Board may amend, alter or discontinue the Plan at any time, although shareholder approval must be obtained if required to maintain compliance with the Code, by any applicable law or for any action that would, absent such approval, violate the rules and regulations of any securities exchange applicable to the Company. Subject to the terms of the Plan, the Committee may amend previously-granted awards; provided that, except as otherwise set forth in the Plan, no amendment of an award that would impair the rights of a participant will be effective unless consented to in writing by the participant.
Transferability of Awards. Unless otherwise provided by the Committee, awards under the Plan may only be transferred by will or by the laws of descent and distribution.
Federal Income Tax Consequences. The following paragraphs are a summary of the material U.S. federal income tax consequences under the Code associated with awards granted under the Plan. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant's death, or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside. Therefore, each participant is urged to consult a tax advisor before exercising any award or before disposing of any shares acquired under the Plan both with respect to federal income tax consequences as well as any foreign, state or local tax consequences.
Grant of Options and SARs . The grant of a stock option or SAR is not expected to result in any taxable income for the recipient.
Exercise of Options and SARs. Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of Common Stock acquired on the date of exercise over the exercise price, and we will generally be entitled at that time to an income tax deduction for the same amount. The holder of an incentive stock option generally will have no taxable income upon exercising the option (except that an alternative minimum tax liability may arise), and we will not be entitled to an income tax deduction. Upon exercising a SAR, the fair market value on the exercise date of any shares of Common Stock received are taxable to the recipient as ordinary income and generally deductible by us.
Disposition of Shares Acquired Upon Exercise of Options and SARs. The tax consequence upon a disposition of shares acquired through the exercise of an option or SAR will depend on how long the shares have been held and whether the shares were acquired by exercising an incentive stock option or by exercising a non-qualified stock option or SAR. Generally, there will be no tax consequence to us in connection with the disposition of shares acquired under a non-qualified option or SAR. If shares purchased pursuant to the exercise of an ISO are not disposed of by the employee within two years from the date of grant of the option or within one year after the transfer of shares to the employee, the entire gain, if any, realized upon disposition will be taxable to the employee as long-term capital gain or loss and we will not be entitled to any federal income tax deduction. If an employee sells or exchanges the shares acquired under an ISO before the expiration of the required holding period, the employee will realize ordinary income in the year of such disposition in an amount equal to the difference between the option price and the lesser of the fair market value of the shares on the date of exercise (minus the exercise price) or the selling price (minus the exercise price). In such event we will be entitled to a tax deduction in the year of disposition equal to the amount of ordinary income recognized by the employee.
Awards Other than Options and SARs. As to other awards granted under the Plan that are payable either in cash or shares of Common Stock that are either transferable or not subject to substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to (a) the amount of cash received or, as applicable, (b) the excess of (i) the fair market value of the shares received (determined as of the date of receipt) less (ii) the amount (if any) paid for the shares by the holder of the award. We will generally be entitled at that time to an income tax deduction for the same amount. As to an award that is payable in shares of Common Stock that are restricted from transfer and subject to substantial risk of forfeiture, unless a special election is made by the holder of the award under the Code, the holder must recognize ordinary income equal to the excess of (i) the fair market value of the shares received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid for the shares by the holder of the award. The Company will generally be entitled at that time to an income tax deduction for the same amount.
Application of Section 16. Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, unless a special election is made pursuant to the Code, shares received through the exercise of a stock option or SAR may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized and the amount of our income tax deduction will be determined as of the end of that period.
Delivery of Shares for Tax Obligation. Under the Plan, the Committee may permit participants receiving or exercising awards, subject to the discretion of the Committee and upon such terms and conditions as it may impose, to deliver shares of Common Stock (either shares received upon the receipt or exercise of the award or shares previously owned by the holder of the option) to us to satisfy federal and state income tax obligations.
New Plan Benefits. The benefits that will be awarded or paid under the Plan are not currently determinable. The Committee in its sole discretion will determine the number and types of awards that will be granted. Thus, it is not possible to determine the benefits that will be received by eligible participants if the Plan were to be approved by the shareholders. The closing price of a share of our Common Stock as reported on NASDAQ on February 15, 2023, was $66.87.

The Board of Directors Recommends a Vote FOR the proposal to approve the amendments to and restatement of the Commerce Bancshares, Inc. Equity Incentive Plan.
OTHER MATTERS
The management of the Company does not know of any matter or business to come before the meeting other than that referred to in the notice of meeting but it is intended that, as to any such other matter or business, the person named in the accompanying proxy will vote said proxy in accordance with the judgment of the person or persons voting the same.

ELECTRONIC ACCESS TO PROXY STATEMENT AND ANNUAL REPORT
Shareholders of record can view the proxy statement and the 2022 annual report as well as vote their shares at www.envisionreports.com/CBSH. Shareholders who hold their Company stock through a broker, bank, trustee or nominee may view the proxy statement and 2022 annual report at www.edocumentview.com/CBSH.
The proxy statement and the 2022 annual report are also available on the Company's website at www.commercebank.com/ under "Investor Relations/Filings & Financials/SEC Filings".
Employee PIP (401K) shareholders who have a company email address and online access will automatically be enrolled to receive the annual report and proxy statement over the Internet unless they choose to opt out.
Shareholders who hold their Company stock through a broker, bank, trustee or nominee should refer to the information provided by that entity for instructions on how to elect to view future proxy statements and annual reports over the Internet.

The Company undertakes to provide without charge to each person solicited, upon the written request of such person, a copy of the Company's proxy and annual report on Form 10-K, including the financial statements and financial statement schedules, required to be filed with the SEC pursuant to Rule 13a-1 under the Exchange Act for the Company's most recent fiscal year. Requests should be directed to Computershare, online at www.envisionreports.com/CBSH, by telephone at 1-866-641-4276, or by email at investorvote@computershare.com. Please refer to the Notice for more detailed instructions for requesting such materials by mail.

By Order of the Board of Directors
Margaret M. Rowe
Secretary

March 10, 2023

APPENDIX A
PROPOSED AMENDMENT TO OUR ARTICLES OF INCORPORATION
TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK
ARTICLE III
The total number of shares of all classes of stock which the corporation shall have authority to issue is ~~142,000,000~~ 192,000,000 shares, consisting of
(i) 2,000,000 shares of Preferred Stock of the par value of $1 per share, and
(ii) ~~140,000,000~~ 190,000,000 shares of Common Stock of the par value of $5 per share.
The voting powers, designations, preferences and relative participating, optional or other special rights, and the qualifications, limitations, or restrictions thereof, of the classes of stock of the corporation which are fixed by these Articles of Incorporation, and the authority vested in the Board of Directors to fix by resolution or resolutions providing for the issue of preferred stock the voting powers, if any, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the shares of Preferred Stock which are not fixed by these Articles of Incorporation are as follows:
(a) The Preferred Stock may be issued from time to time in one or more series of any number of shares, provided that the aggregate number of shares issued and not canceled of any and all such series shall not exceed the total number of shares of Preferred Stock hereinabove authorized. Each series of Preferred Stock shall be distinctively designated by letter or descriptive words. All series of Preferred Stock shall rank equally and be identical in all respects except as permitted by the provisions of paragraph (b) of this Article III. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purpose of voting by classes.
(b) Authority is hereby vested in the Board of Directors from time to time to issue the Preferred Stock as Preferred Stock of any series and in connection with the creation of each such series to fix by resolution or resolutions providing for the issue of shares thereof the voting powers, if any, the designation, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of such series to the full extent now or hereafter permitted by these Articles of Incorporation and the laws of the State of Missouri, in respect of the matters set forth in the following subparagraphs (1) to (9), inclusive:
(1) the distinctive designation of such series and the number of shares which shall constitute such series, which number may be increased or decreased (but not below the number of shares thereof then outstanding) from time to time by action of the Board of Directors;
(2) the dividend rate of such series and any limitations, restrictions or conditions on the payment of dividends, subject to paragraph (c) of this Article III;
(3) the price or prices at which, and the terms and conditions on which, the shares of such series may be redeemed by the corporation;
(4) the amount or amounts payable upon the shares of such series in the event of any liquidation, dissolution or winding up of the corporation;
(5) whether or not the shares of such series shall be entitled to the benefit of a sinking fund to be applied to the purchase or redemption of shares of such series and, if so entitled, the amount of such fund and the manner of its application;
(6) whether or not the shares of such series shall be made convertible into, or exchangeable for, shares of any other class or classes of stock of the corporation or shares of any other series of Preferred Stock, and, if made so convertible or exchangeable, the conversion price or prices, or the rate or rates of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

(7) whether or not the shares of such series shall have any voting powers and, if voting powers are so granted, the extent of such voting powers;
(8) whether or not the shares of such series shall be entitled to the benefit of conditions and restrictions upon the creation of indebtedness of the corporation or any subsidiary, upon the issue of any additional Preferred Stock (including additional shares of such series or of any other series), and upon the payment of dividends (in addition to those provided in paragraphs (c) and (d) of this Article III) or the making of other distributions on, and the purchase, redemption or other acquisition by the corporation or any subsidiary of, any outstanding stock of the corporation; and
(9) such other preferences, rights, restrictions and qualifications as shall not be inconsistent herewith.
(c) The holders of Preferred Stock of each series shall be entitled to receive, when and as declared by the Board of Directors, dividends in cash at the rate for such series fixed by the Board of Directors as provided in paragraph (b) of this Article III, and no more, payable quarterly on the first days of January, April, July and October or of such other months as may be designated by the Board of Directors (each of the quarterly periods ending on the first day of January, April, July and October in each year, or on the first days of such other months, respectively, being hereinafter called a dividend period), in each case from the date of cumulation (as defined in paragraph (h) of this Article III) of such series. Except as may otherwise be provided in the resolution or resolutions providing for the issue of any given series of Preferred Stock, dividends on Preferred Stock shall be cumulative (whether or not there shall be net profits or net assets of the corporation legally available for the payment of such dividends) so that, if at any time full cumulative dividends (as defined in paragraph (h) of this Article III) upon the Preferred Stock of all series to the end of the last completed dividend period shall not have been paid or declared and a sum sufficient for payment thereof set apart, the amount of the deficiency shall be fully paid, but without interest, or dividends in such amount shall have been declared on each such series and a sum sufficient for the payment thereof shall have been set apart for such payment, before any sum or sums shall be set aside for or applied to the purchase or redemption of Preferred Stock of any series (either pursuant to any applicable sinking fund provisions or any redemption authorized pursuant to paragraph (g) of this Article III or otherwise) or set aside for or applied to the purchase of Common Stock and before any dividend shall be paid or any other distribution made upon the Common Stock (other than a dividend payable in Common Stock); provided, however, that any moneys deposited in the sinking fund provided for any series of Preferred Stock in the resolution or resolutions providing for the issue of shares of said series, in compliance with the provisions of such sinking fund and of this paragraph (c), may thereafter be applied to the purchase or redemption of Preferred Stock in accordance with the terms of such sinking fund whether or not at the time of such application full cumulative dividends upon the outstanding Preferred Stock of all series to the end of the last completed dividend period shall have been paid or declared and set apart for payment. All dividends declared upon the Preferred Stock of the respective series outstanding shall be declared pro rata, so that the amounts of dividends declared per share on the Preferred Stock of different series shall in all cases bear to each other the same ratio that accrued dividends per share on the shares of such respective series bear to each other.
(d) Before any sum or sums shall be set aside for or applied to the purchase of Common Stock and before any dividends shall be paid or any distribution ordered or made upon the Common Stock (other than a dividend payable in Common Stock), the corporation shall comply with the sinking fund provisions, if any, of any resolution or resolutions providing for the issue of any series of Preferred Stock any shares of which shall at the time be outstanding.
(e) Subject to the provisions of paragraph (c) and (d) of this Article III, the holders of Common Stock shall be entitled, to the exclusion of the holders of Preferred Stock of any and all series, to receive such dividends as from time to time may be declared by the Board of Directors.
(f) In the event of any liquidation, dissolution or winding up of the corporation, the holders of Preferred Stock of each series then outstanding shall be entitled to be paid out of the assets of the corporation available for distribution to its stockholders, whether from capital, surplus or earnings, before any payment shall be made to the holders of Common Stock, an amount determined as provided in paragraph (b) of this Article III for every share of their holdings of Preferred Stock of such series. If upon any liquidation, dissolution or winding up of the corporation the assets of the corporation available for distribution to its stockholders shall be insufficient to pay the holders of Preferred Stock of all series the full amounts to which they respectively shall be entitled, the holders of Preferred Stock of all series shall share ratably in any distribution of assets according to the respective amounts which would be payable in respect of the shares of Preferred Stock held by them upon such distribution if all amounts payable on or with respect to Preferred Stock of all series were paid in full. In the event of any liquidation, dissolution or winding up of the corporation, after payment shall have been made to the holders of Preferred Stock of the full amount to which they shall be entitled as aforesaid, the holders of Common Stock shall be entitled, to the exclusion of the holders of Preferred Stock of any and all series, to share, ratably according to the number of shares of Common Stock held by them, in all remaining assets of the corporation available for distribution to its stockholders. Neither the merger or consolidation of the corporation into or with another corporation nor the merger or consolidation of any other corporation into or with the corporation, nor the sale, transfer or lease of all or substantially all of the assets of the corporation, shall be deemed to be a liquidation, dissolution or winding up of the corporation.
(g) Subject to any requirements which may be applicable to the redemption of any given series of Preferred Stock as provided in any resolution or resolutions providing for the issue of such series of Preferred Stock, the Preferred Stock of all series, or of any series thereof, or any part of any series thereof, at any time outstanding, may be redeemed by the corporation at its election expressed by resolution of the Board of Directors, at any time or from time to time, upon not less than 30 days' previous notice to the holders of record of Preferred Stock to be redeemed, given by mail in such manner as may be prescribed by resolution or resolutions of the Board of Directors:
(1) if such redemption shall be otherwise than by the application of moneys in any sinking fund referred to in paragraph (d) of this Article III, at the redemption price, fixed as provided in paragraph (b) of this Article III, at which shares of Preferred Stock of the particular series may then be redeemed at the option of the corporation, and
(2) if such redemption shall be by the application of moneys in any sinking fund referred to in paragraph (d) of this Article III, at the redemption price, fixed as provided in paragraph (b) of this Article III, at which shares of Preferred Stock of the particular series may then be redeemed for such sinking fund;
provided, however, that, before any Preferred Stock of any series shall be redeemed at said redemption price thereof specified in clause (1) of this paragraph (g), all moneys at the time in the sinking fund, if any, for Preferred Stock of that series shall first be applied, as nearly as may be, to the purchase or redemption of Preferred Stock of that series as provided in the resolution or resolutions of the Board of Directors providing for such sinking fund. If less than all the outstanding shares of Preferred Stock of any series are to be redeemed, the redemption may be made either by lot or pro rata in such manner as may be prescribed by resolution of the Board of Directors. The corporation may, if it shall so elect, provide moneys for the payment of the redemption price by depositing the amount thereof for the account of the holders of Preferred Stock entitled thereto with a bank or trust company doing business in Kansas City, Missouri and having capital and surplus of at least $5,000,000. The date upon which such deposit may be made by the corporation (hereinafter called the "date of deposit") shall be prior to the date fixed as the date of redemption but not earlier than the date on which notice thereof shall be given. In any such case there shall be included in the notice of redemption a statement of the date of deposit and of the name and address of the bank or trust company with which the deposit has been or will be made. On and after the date fixed in any such notice of redemption as the date of redemption (unless default shall be made by the corporation in providing moneys for the payment of the redemption price pursuant to such notice) or, if the corporation shall have made such deposit on or before the date specified therefor in the notice, then on and after the date of deposit, all rights of the holders of the Preferred Stock to be redeemed as stockholders of the corporation, except the right to receive the redemption price as hereinafter provided, and, in the case of such deposit, any conversion rights not theretofore expired, shall cease and terminate. Such conversion rights, however, in any event shall cease and terminate upon the date fixed for redemption or upon any earlier date fixed by the Board of Directors pursuant to paragraph (b) of this Article III for termination of such conversation rights. Anything herein contained to the contrary notwithstanding, said redemption price shall include an amount equal to accrued dividends on the Preferred Stock to be redeemed to the date fixed for the redemption thereof and the corporation shall not be required to declare or pay on such Preferred Stock to be redeemed, and the holders thereof shall not be entitled to receive, any dividends in addition to those thus included in the redemption price, provided, however, that the corporation may pay in regular course any dividends thus included in the redemption price either to the holders of record on the record date fixed for the determination of stockholders entitled to receive such dividends (in which event anything to the contrary notwithstanding, the amount so deposited need not include any dividends so paid or to be paid) or as a part of the redemption price upon surrender of the certificates for the shares redeemed. At any time on or after the date fixed as aforesaid for such redemption or, if the corporation shall elect to deposit the moneys for such redemption as herein provided, then at any time on or after the date of deposit, and without awaiting the date fixed as aforesaid for such redemption, the respective holders of record of the Preferred Stock to be redeemed shall be entitled to receive the redemption price upon actual delivery to the corporation, or, in the event of such deposit, to the bank or trust company with which such deposit shall be made, of certificates for the shares to be redeemed, such certificates, if required, to be properly stamped for transfer and duly endorsed in blank or accompanied by proper instruments of assignment and transfer thereof duly executed in blank. Any funds deposited as aforesaid which shall not be required for such redemption, because of the exercise of any right of conversion or otherwise subsequent to the date of such deposit, shall be returned to the corporation forthwith. Any moneys so deposited which shall remain unclaimed by the holders of such Preferred Stock at the end of four years after the redemption date shall be paid by such bank or trust company to the corporation, after which such holders shall be deemed to be unsecured creditors of the corporation for a period of two years (after which all rights of such holders as unsecured creditors or otherwise shall cease) and any interest accrued on moneys so deposited shall belong to the corporation and shall be paid to it from time to time. Preferred stock redeemed pursuant to the provisions of this paragraph (g) shall be canceled and shall thereafter have the status of authorized and unissued shares of Preferred Stock.

(h) The term "date of cumulation" as used with reference to any series of Preferred Stock shall be deemed to mean the date fixed by the Board of Directors as the date of cumulation of such series at the time of the creation thereof or, if no date shall have been so fixed, the date on which shares of such series are first issued. Whenever used with reference to any share of any series of Preferred Stock, the term "full cumulative dividends" shall be deemed to mean (whether or not in any dividend period, or any part thereof, in respect of which such term is used there shall have been net profits or net assets of the corporation legally available for the payment of such dividends) that amount which shall be equal to dividends at the full rate fixed for such series as provided in paragraph (b) of this Article III for the period of time elapsed from the date of cumulation of such series to the date as of which full cumulative dividends are to be computed (including an amount equal to the dividend at such rate for any fraction of a dividend period included in such period of time); and the term "accrued dividends" shall be deemed to mean full cumulative dividends to the date as of which accrued dividends are to be computed, less the amount of all dividends paid, or deemed paid as hereinafter in this paragraph (h) provided, upon said share. In the event of the issue of additional shares of Preferred Stock of any series after the original issue of shares of Preferred Stock of such series, all dividends paid or accrued on Preferred Stock of such series prior to the date of issue of such additional Preferred Stock shall be deemed to have been paid on the additional Preferred Stock so issued.
(i) Subject to the provisions of these Articles of Incorporation and except as otherwise provided by law, the shares of stock of the corporation, regardless of class, may be issued for such consideration and for such corporation purposes as the Board of Directors may from time to time determine.
(j) Except as otherwise provided by law or by the resolution or resolutions providing for the issue of any series of Preferred Stock, the holders of shares of Preferred Stock, as such holders, shall not have any right to vote, and are hereby specifically excluded from the right to vote, in the election of directors or for any other purpose. Except when entitled to vote as aforesaid, the holders of Preferred Stock, as such holders, shall not be entitled to notice of any meeting of stockholders.
(k) Subject to the provisions of any applicable law, or of the By Laws of the corporation as from time to time amended, with respect to the closing of the transfer books or the fixing of a record date for the determination of stockholders entitled to vote and except as otherwise provided by law, or by these Articles of Incorporation or by the resolution or resolutions providing for the issue of any series of Preferred Stock, the holders of outstanding shares of Common Stock shall exclusively possess voting power for the election of directors and for all other purposes, each holder of record of shares of Common Stock being entitled to one vote for each share of Common Stock standing in his name on the books of the corporation.
(l) Anything in this Article III to the contrary notwithstanding, dividends upon shares of any class of stock of the corporation shall be payable only out of assets legally available for the payment of such dividends, and the rights of the holders of the Preferred Stock of all series and of the holders of the Common Stock in respect of dividends shall at all times be subject to the power of the Board of Directors, which is hereby expressly vested in said Board, from time to time to set aside such reserves and to make such other provisions, if any, as said Board shall deem to be necessary or advisable, respecting the amount of working capital to be maintained.

APPENDIX B
COMMERCE BANCSHARES, INC.
EQUITY INCENTIVE PLAN
SECTION 1
EFFECTIVE DATE AND PURPOSE
1.1 Effective Date. The Plan was originally adopted on January 28, 2005, and was most recently amended as of April 17, 2013. Subject to, and effective upon, the approval of the stockholders of the Company, the Plan is now being amended and restated for the purpose of complying with securities exchange listing requirements and applicable securities and other laws. The Effective Date of this amended and restated Plan is April [__], 2023.
1.2 Purpose of the Plan. The Plan is designed to provide a means to attract, motivate and retain eligible Participants and to further the growth and financial success of the Company and its Subsidiaries by aligning the interests of Participants through the ownership of Shares and other incentives with the interests of the Company's stockholders.
SECTION 2
DEFINITIONS
The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:
2.1 “1934 Act” means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
2.2 “Award” means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Stock-Based Awards, or Stock Appreciation Rights.
2.3 “Award Agreement” means the agreement (including any statement of award) setting forth the terms and provisions applicable to each Award granted under the Plan.
2.4 “Board” or “Board of Directors” means the Board of Directors of the Company.
2.5 “Cause” means a Participant's dishonesty, theft, embezzlement from the Company or its Subsidiaries, willful violation of any rules and/or policies of the Company or its Subsidiaries pertaining to the conduct of Employees or the commission of a willful felonious act while an Employee, or violation of any, agreement related to non-competing, non-solicitation of employees or customers or confidentiality between the Company or any Subsidiary and the Participant.
2.6 “Change in Control” shall have the meaning assigned to such term in Section 14.
2.7 “Code” means the Internal Revenue Code of 1986, as amended from time to time. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
2.8 “Committee” means the Compensation and Human Resources Committee of the Board of Directors.
2.9 “Company” means Commerce Bancshares, Inc., a Missouri corporation, or any successor thereto.
2.10 “Disability” means a permanent and total disability that qualifies a Participant for disability benefits under the Social Security Act; provided, however, that with respect to any Award subject to Section 409A of the Code, Disability shall mean “disability” within the meaning of section 409A of the Code.

2.11 “Effective Date” means April [__], 2023.
2.12 “EICP” means the amended and restated Commerce Bancshares, Inc. Executive Incentive Compensation Plan dated April [__], 2023, as may be amended from time to time.
2.13 “Employee” means any employee of the Company or any of its Subsidiaries, whether such employee is employed as of the Effective Date of the Plan or becomes employed after the Effective Date.
2.13 “Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option or Stock Appreciation Right.
2.14 “Fair Market Value” means, as of any given date, (i) the closing sales price of the Shares on any national securities exchange on which the Shares are listed; (ii) the closing sales price if the Shares are listed on an over the counter market; or (iii) if there is no regular public trading market for such Shares, the fair market value of the Shares as determined by the Committee. Notwithstanding the foregoing or any other provision of the Plan to the contrary, Fair Market Value shall be determined at the time of exercise of a Nonqualified Stock Option, Incentive Stock Option or Stock Appreciation Right using the most recent intraday sales price on the national securities exchange on which the Shares are listed.
2.15 “Fiscal Year” means the fiscal year of the Company.
2.16 “Grant Date” means, with respect to an Award, the later of: (i) the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or (ii) the grant date set forth in such Award Agreement.
2.17 “Incentive Stock Option” means an Option to purchase Shares which is designated as an Incentive Stock Option and is intended to meet the requirements of section 422 of the Code.
2.18 “Nonqualified Stock Option” means an Option to purchase Shares which is not an Incentive Stock Option.
2.19 “Option” means an Incentive Stock Option or a Nonqualified Stock Option.
2.20 “Participant” means an employee who has an outstanding Award under the Plan.
2.21 “Performance Goals” shall mean any or all of the following: revenue, pre-provision net revenue, earnings, earnings per share, pre-tax earnings and net profits, stock price, market share, costs, return on equity, return on assets, efficiency ratio (non-interest expense, divided by total revenue), asset management, asset quality, asset growth, budget achievement or other financial metrics specified by the Committee. Performance Goals may be subject to performance modifiers based on strategic corporate initiatives determined by the Committee. Performance Goals and/or any applicable modifiers need not be the same with respect to all Participants and may be established separately for the Company as a whole or for its various Subsidiaries, groups, or divisions, and may be based on performance in comparison to performance by unrelated businesses specified by the Committee. All calculations and financial accounting matters relevant to this Plan shall be determined in accordance with GAAP, except as otherwise directed by the Committee.
2.22 “Performance Period” means the time period during which the performance objectives must be met.
2.23 “Performance Share” means an Award granted to a Participant, as described in Section 9 herein.
2.24 “Performance Unit” means an Award granted to a Participant, as described in Section 9 herein.
2.25 “Period of Restriction” means the period during which Restricted Stock or Restricted Stock Units awarded hereunder are non-vested and subject to a substantial risk of forfeiture. As provided in Section 7, such restrictions may be based on the passage of time, the achievement of Performance Goals or the occurrence of other events as determined by the Committee.
2.26 “Plan” means the Commerce Bancshares, Inc. Equity Incentive Plan, as set forth in this instrument and as amended from time to time.
2.27 “Prior Plan” means the Commerce Bancshares, Inc. 2005 Equity Incentive Plan in effect immediately prior to the Effective Date of this Plan.

2.28 “Restricted Stock” means an Award granted to a Participant pursuant to Section 7.
2.29 “Restricted Stock Unit” means an Award granted to a Participant as described in Section 7 herein.
2.30 “Retirement” means a Termination of Service after the Participant attains age 60 and completes 10 years of continuous service, measured from the most recent date of hire.
2.31 “Section 16 Person” means a person who, with respect to the Shares, is subject to Section 16 of the 1934 Act, as determined by the Board.
2.32 “Shares” means the shares of common stock, $5.00 par value, of the Company.
2.33 “Stock Appreciation Right” means an Award granted to a Participant pursuant to Section 8.
2.34 “Stock-Based Award” means an Award granted to a Participant pursuant to Section 10.
2.35 “Subsidiary” means Commerce Bank and any other corporation, partnership, joint venture, limited liability company, or other entity (other than the Company) in an unbroken chain of entities beginning with the Company if, at the time of the granting of an Award, each of the entities other than the last entity in the unbroken chain owns more than fifty percent (50%) of the total combined voting power in one of the other entities in such chain.
2.36 “Termination of Service” means a cessation of the employee-employer relationship between a Participant and the Company or a Subsidiary for any reason but excluding any such cessation where there is a simultaneous reengagement of the person by the Company or a Subsidiary.
SECTION 3
ELIGIBILITY
3.1 Participants. Awards may be granted in the discretion of the Committee to employees of the Company and its Subsidiaries.
3.2 Non-Uniformity. Awards granted hereunder need not be uniform among eligible Participants and may reflect distinctions based on title, compensation, responsibility or any other factor the Committee deems appropriate.
SECTION 4
ADMINISTRATION
4.1 The Committee. The Plan will be administered by the Committee, which, to the extent deemed necessary or appropriate by the Board, will consist exclusively of two or more persons who satisfy the requirements for a “non-employee director” under Rule 16b-3 promulgated under the 1934 Act. The members of the Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors. In the absence of such appointment, the Board of Directors shall serve as the Committee and shall have all of the responsibilities, duties, and authority of the Committee set forth herein.
4.2 Authority of the Committee. The Committee shall have the exclusive authority to administer and construe the Plan in accordance with its provisions. The Committee's authority shall include, without limitation, the power to: (a) determine employees eligible for Awards, (b) prescribe the terms and conditions of the Awards, (c) interpret the Plan and the Awards, (d) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and (e) interpret, amend or revoke any such rules.
4.3 Delegation by the Committee. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more officers of the Company; provided, however, that the Committee may not delegate its authority and powers in any way which would jeopardize the Plan's qualification under Rule 16b-3.
4.4 Factors to Consider for Granting Awards. In making the determination as to the persons to whom an Award shall be granted, the Committee or any delegate may take into account such individual's salary and tenure, duties and responsibilities, their present and potential contributions to the success of the Company, the recommendation of supervisors, and such other factors as the Committee or any delegate may deem important in connection with accomplishing the purposes of the Plan.
4.5 Decisions Binding. All determinations and decisions made by the Committee and any of its delegates shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.
SECTION 5
SHARES SUBJECT TO THE PLAN
5.1 Number of Shares. Subject to future adjustment as provided in Section 5.3, the total number of Shares available for grant under the Plan is 6,000,000 Shares (the “Share Limit”). Shares granted under the Plan may be either authorized but unissued Shares or treasury Shares, or any combination thereof.
The Share Limit includes reserved but unused Shares under the Prior Plan plus reserved but unused Shares under the EICP. Upon the Effective Date of this Plan, no new Shares will be awarded under the Prior Plan or the EICP and any Shares that forfeited under the Prior Plan or EICP will not increase the pool of available Shares for future award under this Plan.
5.2 Lapsed Awards. Unless determined otherwise by the Committee, Shares related to Awards that are forfeited, terminated or expire unexercised, shall be available for grant under the Plan. Shares that are tendered by a Participant to the Company in connection with the exercise of an Award, withheld from issuance in connection with a Participant's payment of tax withholding liability, settled in cash in lieu of Shares, or settled in such other manner so that a portion or all of the Shares included in an Award are not issued to a Participant shall not be available for grant under the Plan.
5.3 Adjustments in Awards and Authorized Shares. In the event of a stock dividend or stock split, the number of Shares subject to outstanding Awards and the numerical limits set forth in Section 5.1 shall automatically be adjusted to prevent the dilution or diminution of such Awards, except to the extent directed otherwise by the Committee, and in the event of such an adjustment to an Option or Stock Appreciation Right, the exercise price thereof shall be correspondingly adjusted in the manner prescribed by sections 422 or 409A of the Code, as applicable, so as not to result in loss of the intended tax status of the Award. In the event of a merger, reorganization, consolidation, recapitalization, separation, liquidation, combination, or other similar change in the corporate structure of the Company affecting the Shares, the Committee shall adjust the number and class of Shares which may be delivered under the Plan, the number, class and price of Shares subject to outstanding Awards, and the numerical limits set forth in Section 5.1, in such manner as the Committee shall determine to be advisable or appropriate to prevent the dilution or diminution of such Awards. The Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company, or in response to changes in applicable laws, regulations, or accounting principles. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on all Participants.
5.4 Repurchase Option. The Committee may include in the terms of any Award Agreement that the Company shall have the option to repurchase Shares of any Participant acquired pursuant to the Award granted under the Plan upon a Participant's Termination of Service. The terms of such repurchase right shall be set forth in the Award Agreement.
5.5 Buy-Out Provision. The Committee may at any time offer on behalf of the Company to buy-out, for a payment in cash or Shares, an Award previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participants at the time such offer is made; provided, however, to the extent Sections 13(e) and/or 14(e) of the 1934 Act or Section 409A of the code are applicable to any such offer, the Company shall comply with the requirements of such sections.
5.6 Restrictions on Share Transferability. Except as provided in Section 12.6 or as may be allowed by the Committee or provided under an Award Agreement, no Award may be transferred, gifted, bequeathed, pledged, assigned, or otherwise alienated or hypothecated, voluntarily or involuntarily. The Committee may impose such restrictions on any Award of Shares or Shares acquired pursuant to the exercise of an Award as it may deem advisable or appropriate, including, but not limited to, restrictions related to applicable Federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, and any blue sky or state securities laws.
5.7 Minimum Vesting. Except for Awards with a value of less than $25,000 at the Grant Date, no more than 25% of an Award may be vested prior to the first anniversary of the Grant Date; provided, that an Award may become fully vested prior to the first anniversary of the Grant Date in the event of a Termination of Service due to death, Disability or Retirement.

5.8 Recoupment or Clawback. Notwithstanding any other provisions in this Plan or an Award Agreement, the Committee may cancel any Award to a Participant, require reimbursement of any such Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any recoupment or clawback policies adopted by the Company to comply with applicable law, including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act and the requirements of any national securities exchange or system upon which Shares are then listed or traded, or to comport with good corporate governance practices, as such policies may be amended from time to time. By accepting an Award under this Plan, each Participant agrees to be bound by the recoupment or clawback policy, as in effect or as may be adopted or modified from time to time by the Company in its discretion. No recovery of compensation under such a recoupment or clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any of its subsidiaries or affiliates.
SECTION 6
STOCK OPTIONS
6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants at any time and from time to time as determined by the Committee. The Committee shall determine the number of Shares subject to each Option. The Committee may grant Incentive Stock Options, Nonqualified Stock Options, or any combination thereof. No more than the total Shares authorized under the Plan may be issued as Incentive Stock Options under the Plan. The maximum aggregate number of Shares that may be granted in the form of Options in any one Fiscal Year to a Participant shall be 250,000.
6.2 Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise of the Option and such other terms and conditions as the Committee shall determine. The Award Agreement shall also specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.
6.3 Exercise Price. Subject to the provisions of this Section 6.3, the Exercise Price for each Option shall be determined by the Committee and shall be provided in each Award Agreement.
6.3.1 Nonqualified Stock Options. In the case of a Nonqualified Stock Option, the Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, in no case shall the Exercise Price be less than the par value of such Share.
6.3.2 Incentive Stock Options. In the case of an Incentive Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; or one hundred ten percent (110%) of the Fair Market Value of a Share if the Participant (together with persons whose stock ownership is attributed to the Participant pursuant to section 424(d) of the Code) owns on the Grant Date stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries; provided, however, in no case shall the Exercise Price be less than the par value of such Share.
6.3.3 Substitute Options. Notwithstanding the provisions of Sections 6.3.1 and 6.3.2, in the event that the Company consummates a transaction described in section 424(a) of the Code, persons who become Participants on account of such transaction may be granted Options in substitution for options granted by such former employer or recipient of services. If such substitute Options are granted, the Committee, consistent with section 424(a) and 409A of the Code, may determine that such substitute Options shall have an exercise price less than one hundred percent (100%) of the Fair Market Value of the Shares on the Grant Date in order to provide in-the-money value at the Grant Date equal to the in‑the-money value of the substituted Options in accordance with section 424(a) and 409A of the Code.
6.4 Expiration of Options. The Committee shall provide in each Award Agreement when each Option expires and becomes unexercisable, provided that in no event shall the expiration date of an Option extend beyond ten (10) years from the Grant Date.
6.5 Exercisability of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine. After an Option is granted, the Committee may accelerate or waive any condition constituting a substantial risk of forfeiture applicable to the Option. The Committee may not, after an Option is granted, extend the maximum term of the Option.

6.6. Payment. Options shall be exercised by a Participant's delivery of a notice of exercise to the Secretary of the Company (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.
Upon the exercise of an Option, the Exercise Price shall be payable to the Company in full in cash or its equivalent. The Committee may also permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price, or (b) by any other means which the Committee determines to provide legal consideration for the Shares, and to be consistent with the purposes of the Plan.
As soon as practicable after receipt of a notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant, Share certificates (which may be in book entry form) representing such Shares. Until the issuance of the stock certificates, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares as to which the Option has been exercised. No adjustment will be made for a dividend or other rights for which a record date is established prior to the date the certificates are issued.
6.7 Certain Additional Provisions for Incentive Stock Options.
6.7.1 Exercisability. The aggregate Fair Market Value (determined on the Grant Date(s)) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000.
6.7.2 Company and Subsidiaries Only. Incentive Stock Options may be granted only to Participants who are employees of the Company or a subsidiary corporation (within the meaning of section 424(f) of the Code) on the Grant Date.
6.7.3 Expiration. No Incentive Stock Option may be exercised after the expiration of ten (10) years from the Grant Date; provided, however, that if the Option is granted to an employee who, together with persons whose stock ownership is attributed to the employee pursuant to section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Option may not be exercised after the expiration of five (5) years from the Grant Date.
6.8 Termination of Service.
6.8.1 Termination for Cause. Unless otherwise specifically provided in the Award Agreement, an Option may not be exercised after a Participant's Termination of Service by the Company or a Subsidiary for Cause.
6.8.2 Termination Due To Death. Unless otherwise specifically provided in the Award Agreement, an Option may not be exercised more than one (1) year after a Participant's Termination of Service due to death, but in no event after the expiration of the term of the Option.
6.8.3 Termination Due to Disability. Unless otherwise specifically provided in the Award Agreement, an Incentive Stock Option may not be exercised more than one year from the date of Termination of Service due to Disability, and a Nonqualified Stock Option may not be exercised more than 36 months from the date of Termination of Service due to Disability, but in no event after the expiration of the term of the Option.
6.8.4 Termination Due to Retirement. Unless otherwise specifically provided in the Award Agreement, an Incentive Stock Option may not be exercised more than three months after a Termination of Service due to Retirement, and a Nonqualified Stock Option may not be exercised more than 36 months from the date of Termination of Service due to Retirement, but in no event after the expiration of the term of the Option.
6.8.5 Other Voluntary Terminations. Unless otherwise specifically provided in the Award Agreement, an Option may not be exercised after the date of Termination of Service due to voluntary termination other than for Retirement.
6.8.6 Termination For Other Reasons. Unless otherwise specifically provided in the Award Agreement, an Option may not be exercised more than three months after a Participant's Termination of Service for any reason other than described in Section 6.8.1 through 6.8.5, but in no event after the expiration of the term of the Option.
6.8.7 Leave of Absence. The Committee may make such provision as it deems appropriate with respect to Participants on a leave of absence.

6.9 Repricing of Options. Notwithstanding any provision of this Plan other than Section 5.3, the Company may not reprice, replace or regrant an outstanding Option either in connection with the cancellation of such Option or by amending an Award Agreement to lower the exercise price of such Option. This prohibition includes the inability to cancel an Option at a time when its exercise price is equal to or greater than the fair market value of the underlying Shares in exchange for cash, another Award or other consideration.
SECTION 7
RESTRICTED STOCK AND RESTRICTED STOCK UNITS
7.1 Grant of Restricted Stock/Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine. The Committee shall determine the number of Shares to be granted to each Participant. A Restricted Stock Unit shall mean a right to receive a Share upon the conclusion of the Period of Restriction. No more than 150,000 shares of Restricted Stock and/or Restricted Stock Units may be granted to any one Participant in any one Fiscal Year.
7.2 Restricted Stock Agreement. Each Award of Restricted Stock and/or Restricted Stock Units shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares of Restricted Stock (or the number of Restricted Stock Units) granted, and such other terms and conditions as the Committee shall determine.
7.3 Other Restrictions. The Committee may impose such other restrictions on Shares of Restricted Stock or Restricted Stock Units as it may deem advisable or appropriate in accordance with this Section 7.4.
7.3.1 General Restrictions. The Committee may set restrictions based upon (a) the achievement of specific Performance Goals, (b) other performance objectives (Company-wide, divisional or individual), (b) applicable Federal or state securities laws, (c) time-based restrictions, or (d) any other basis determined by the Committee.
7.3.2 Legend on Certificates. The Committee may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions. For example, the Committee may determine that some or all certificates representing Shares of Restricted Stock shall bear the following legend:
“THE SALE OR OTHER TRANSFER OF THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE, WHETHER VOLUNTARY, INVOLUNTARY, OR BY OPERATION OF LAW, IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THE COMMERCE BANCSHARES, INC. EQUITY INCENTIVE PLAN, AND IN A RESTRICTED STOCK AGREEMENT. A COPY OF THE PLAN AND SUCH RESTRICTED STOCK AGREEMENT MAY BE OBTAINED FROM THE SECRETARY OF THE COMPANY.”
7.3.3 Retention of Certificates. To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and restrictions applicable to such Shares have been satisfied or lapse.
7.4 Removal of Restrictions. With respect to Awards of Restricted Stock, the Committee may accelerate the time at which any restrictions shall lapse and remove any restrictions. With respect to Awards of Restricted Stock Units, the Committee may accelerate or waive the vesting terms or other conditions constituting a substantial risk of forfeiture applicable to the Restricted Stock Units. However, in no event may the restrictions on Shares granted to a Section 16 Person lapse until at least six months after the grant date (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3). After the end of the Period of Restriction, the Participant shall be entitled to have any legend or legends under Section 7.4.3 removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant, subject to any other restrictions on transfer which may apply to such Shares. Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion, shall determine, as set forth in the Award Agreement.
7.5 Voting Rights. Except as otherwise determined by the Committee and set forth in the Award Agreement, Participants holding Shares of Restricted Stock granted hereunder shall have voting rights during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.
7.6 Dividends and Other Distributions. Except as otherwise determined by the Committee and set forth in the Award Agreement, Participants holding Shares of Restricted Stock or Restricted Stock Units shall be entitled to receive all dividends and other distributions paid with respect to the underlying Shares or dividend equivalents during the Period of Restriction; provided, however, that with respect to Restricted Stock Units a date shall be set each year to pay dividend equivalents earned during the preceding 12 months. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.
7.7 Return of Restricted Stock to Company. On the date set forth in the applicable Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and thereafter shall be available for grant under the Plan.
7.8 Section 83(b) Election. The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under section 83(b) of the Code. If a Participant makes an election pursuant to section 83(b) of the Code concerning a Restricted Stock Award, the Participant shall be required to promptly file a copy of such election with the Company.
SECTION 8
STOCK APPRECIATION RIGHTS
8.1 Grant of Stock Appreciation Rights. Subject to the terms and provisions of the Plan, Stock Appreciation Rights may be granted to Participants at any time and from time to time as determined by the Committee. The Committee shall determine the number of Shares subject to each Stock Appreciation Right, provided that during any Fiscal Year, no Participant may be granted Stock Appreciation Rights covering more than 250,000 Shares.
8.2 Award Agreement. Each Stock Appreciation Right shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Stock Appreciation Right, the number of Shares to which the Stock Appreciation Right pertains, any conditions to exercise of the Stock Appreciation Right and such other terms and conditions as the Committee shall determine.
8.3 Exercise Price. The Exercise Price for each Stock Appreciation Right shall be determined by the Committee and shall be provided in each Award Agreement; provided, however, the Exercise Price for each Stock Appreciation Right may not be less than the greater of: one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date or the par value of such Share.
8.4 Expiration of Stock Appreciation Rights. The Committee shall provide in each Award Agreement when each Option expires and becomes unexercisable, provided that in no event shall the expiration date of an Option extend beyond ten (10) years from the Grant Date
8.5 Exercisability of Stock Appreciation Rights. Stock Appreciation Rights granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine. After a Stock Appreciation Right is granted, the Committee may accelerate or waive the vesting terms or any other restrictions constituting a substantial risk of forfeiture on the exercisability of the Stock Appreciation Right.
8.6 Payment of Stock Appreciation. Upon the exercise of a Stock Appreciation Right, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:
(a) The difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price; by
(b) The number of Shares with respect to which the Stock Appreciation Right is exercised.
Such payment shall be in Shares of equivalent value.
8.7 Termination of Service.
8.7.1 Termination for Cause. Unless otherwise specifically provided in the Award Agreement, a Stock Appreciation Right may not be exercised after a Participant's Termination of Service by the Company or a Subsidiary for Cause.
8.7.2 Termination Due To Death, Disability, or Retirement. Unless otherwise specifically provided in the Award Agreement, a Stock Appreciation Right may not be exercised more than one (1) year after a Participant's Termination of Service due to death or more than three (3) years after a Participant's Termination of Service due to Disability or Retirement.

8.7.3 Other Voluntary Terminations. Unless otherwise specifically provided in the Award Agreement, a Stock Appreciation Right may not be exercised after a Participant's voluntary Termination of Service for any reason other than Retirement.
8.7.4 Termination For Other Reasons. Unless otherwise specifically provided in the Award Agreement, Stock Appreciation Rights may not be exercised more than ninety (90) days after a Participant's Termination of Service for any reason other than described in Section 8.7.1 through 8.7.3.
8.8 Voting Rights. Participants holding Stock Appreciation Rights granted hereunder shall have no voting rights.
8.9 Repricing of Stock Appreciation Rights. Notwithstanding any provision of this Plan other than Section 5.3, the Company may not reprice, replace or regrant an outstanding Stock Appreciation Right either in connection with the cancellation of such Stock Appreciation Right or by amending an Award Agreement to lower the exercise price of such Stock Appreciation Right. This prohibition includes the inability to cancel a Stock Appreciation Right at a time when its exercise price is equal to or greater than the fair market value of the underlying Shares in exchange for cash, another Award or other consideration.
SECTION 9
PERFORMANCE UNITS/PERFORMANCE SHARES
9.1 Grant of Performance Units/Shares. Subject to the terms of the Plan, Performance Units and/or Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to any Participant; provided, however, that during any Fiscal Year, (a) no Participant shall receive Performance Units having an initial value greater than $2,500,000, and (b) no Participant shall receive more than 50,000 Performance Shares.
9.2 Value of Performance Units/Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals or Performance Measures in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participant.
9.3 Performance Objectives and Other Terms. The Committee shall set performance objectives in its sole discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares, or both, that will be paid out to the Participants. The time period during which the performance objectives must be met shall be called the “Performance Period”. Performance Periods of Awards granted to Section 16 Persons shall, in all cases, exceed six (6) months in length (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3). Each Award of Performance Units or Performance Shares shall be evidenced by an Award Agreement that shall specify the Performance Period, and such other terms and conditions as the Committee, in its sole discretion, shall determine. The Committee may set performance objectives based upon (a) the achievement of Company-wide, divisional or individual goals, (b) applicable Federal or state securities laws, or (c) any other basis determined by the Committee in its discretion.
9.4 Earning of Performance Units/Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive payout on the number and value of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals or Performance Measures have been achieved.
9.5 Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of the Plan the Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award. Awards shall be paid no later than the last date permitted in order for the payment to be exempted from the definition of deferred compensation under section 409A of the Code.
9.6 Dividends and Other Distributions. At the discretion of the Committee, Participants holding Performance Units or Performance Shares may be entitled to receive dividend equivalents with respect to dividends declared with respect to the

Shares. Such dividends shall be subject to the same accrual, forfeiture, and payout restrictions as apply to the Performance Units or Performance Shares to which such dividends equivalents relate.
9.7 Termination of Employment/Service Relationship. In the event of a Participant's Termination of Service, all Performance Units/Shares shall be forfeited by the Participant unless determined otherwise by the Committee, as set forth in the Participant's Award Agreement. Any such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Performance Units/Shares issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.
SECTION 10
STOCK-BASED AWARDS
10.1 Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards (including the grant or offer for sale of unrestricted Shares) not distributed pursuant to Sections 6, 7, 8 or 9 (“Stock-Based Awards”) in such amounts and subject to such terms and conditions, as the Committee shall determine. The Committee shall have complete discretion in determining the amount of Stock-Based Awards granted to any Participant; provided, however, that during any Fiscal Year, no Participant shall receive Stock-Based Awards that are based on more than 50,000 Shares or on the initial value of 50,000 Shares.
10.2 Performance Objectives and Other Terms. The Committee may set performance objectives in its sole discretion which, depending on the extent to which they are met, will determine the number or value of Stock-Based Awards that will be paid out to the Participants. Any Performance Periods of Awards granted to Section 16 Persons shall, in all cases, exceed six (6) months in length (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3). Each Award of Stock-Based Awards shall be evidenced by an Award Agreement that shall specify the Performance Period, and such other terms and conditions as the Committee, in its sole discretion, shall determine. The Committee may set performance objectives based upon (a) the achievement of Company-wide, divisional or individual goals, (b) applicable Federal or state securities laws, or (c) any other basis determined by the Committee in its discretion.
10.3 Earning of Stock-Based Awards. Subject to the terms of this Plan, the holder of Stock-Based Awards shall be entitled to receive payout on the number and value of Stock-Based Awards earned by the Participant, to be determined as a function of the extent to which the corresponding performance goals have been achieved.
10.4 Payment of Awards. Payment of earned Stock-Based Awards shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of the Plan, the Committee, shall pay earned Stock-Based Awards in Shares. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee. Awards shall be paid no later than the last date permitted in order for the payment to be exempted from the definition of deferred compensation under section 409A of the Code.
10.5 Termination of Employment/Service Relationship. In the event of a Participant's Termination of Service, all Stock-Based Awards to the extent not vested shall be forfeited by the Participant to the Company unless determined otherwise by the Committee, as set forth in the Participant's Award Agreement. Any such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.
SECTION 11
EXECUTIVE INCENTIVE COMPENASATION PLAN
11.1 Settlement of EICP Awards. Pursuant to the EICP and elections made by eligible participants thereunder, annual incentive compensation awards deemed to be invested in the “Commerce Stock Account” under the EICP shall be settled in unrestricted Shares under this Plan at the time and in the manner prescribed by the EICP.
SECTION 12
MISCELLANEOUS
12.1 Deferrals. To the extent consistent with the requirements of section 409A of the Code, the Committee may provide in an Award Agreement or another document that a Participant is permitted to defer receipt of the payment of cash or the delivery of

Shares that would otherwise be due to such Participant under an Award. Any such deferral election shall be subject to such rules and procedures as shall be determined by the Committee.
12.2 No Effect on Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment or service at any time, with or without Cause. Employment with the Company or any Subsidiary is on an at-will basis only, unless otherwise provided by an applicable employment or service agreement between the Participant and the Company or any Subsidiary, as the case may be.
12.3 Participation. No Participant shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive a future Award.
12.4 Indemnification. Each person who is or shall have been a member of the Committee, or of the Committee, to the extent permitted under state law, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability or expense (including attorneys' fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company's prior written approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit or proceeding against him or her; provided, however, that he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, by contract, as a matter of law or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.
12.5 Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.
12.6 Beneficiary Designations. If permitted by the Committee, a Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid, or who may exercise an Award if applicable, in the event of the Participant's death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator, executor or the personal representative of the Participant's estate.
12.7 No Rights as Stockholder. Except to the limited extent provided in Sections 7.6 and 7.7, no Participant (nor any beneficiary thereof) shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable pursuant to an Award (or the exercise thereof), unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or his or her beneficiary).
12.8 Investment Representation. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.
12.9 Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.
12.10 Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, or Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.
12.11 Delivery. Unless otherwise provided in an Award Agreement with respect to any Award that provides for delivery to the Participant, such as upon exercise or lapse of restrictions, the Company shall issue Shares or pay an amount due within a reasonable period of time after such exercise or lapse of restrictions, which shall mean a period of no less than thirty (30) days.

SECTION 13
AMENDMENT, TERMINATION, AND DURATION
13.1 Amendment, Suspension, or Termination. The Board, in its sole discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason; provided, however, that if and to the extent required by law or to maintain the Plan's compliance with the Code, the rules of any national securities exchange (if applicable), or any other applicable law, any such amendment shall be subject to stockholder approval; and further provided, that no amendment shall permit the repricing, replacing or regranting of an Option either in connection with the cancellation of such Option or by amending an Award Agreement to lower the exercise price of such Option. The amendment, suspension or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted to such Participant. No Award may be granted during any period of suspension or after termination of the Plan.
13.2 Amendment of Awards. The Committee, at any time and from time to time, may amend any one or more Awards, provided that, except as otherwise set forth in this Plan, no amendment of an Award that would impair rights of a Participant under the Award shall be effective unless (a) the Company requests the consent of the Participant, and (b) the Participant consents in the manner approved by the Committee.
13.3 Duration of the Plan. This amendment and restatement of the Plan shall become effective on the Effective Date, and subject to Section 13.1 shall remain in effect until the tenth anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.
SECTION 14
TAX WITHHOLDING
14.1 Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or the exercise thereof), the Company shall have the power and the right to deduct or withhold from any amounts due to the Participant from the Company, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state and local taxes (including the Participant's FICA obligation) required to be withheld with respect to such Award (or the exercise thereof).
14.2 Withholding Arrangements. The Committee, pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part, by (a) electing to have the Company withhold otherwise deliverable Shares, or (b) delivering to the Company Shares then owned by the Participant having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount that the Committee agrees may be withheld at the time any such election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.
SECTION 15
CHANGE IN CONTROL
15.1 Change in Control. Except with respect to any Award that constitutes “deferred compensation” within the meaning of section 409A of the Code, an Award Agreement may provide or be amended by the Committee to provide that Awards granted under the Plan that are outstanding and not then exercisable or are subject to restrictions at the time of a Change in Control shall become immediately exercisable, and all restrictions shall be removed, as of such Change in Control, and shall remain as such for the remaining life of the Award as provided herein and within the provisions of the related Award Agreements or that Awards may terminate upon a Change in Control. For purposes of the Plan, a Change in Control means any of the following:
(a) any Person is or becomes the “beneficial owner” (within the meaning of Rule 13d-3 promulgated under Section 13 of the Securities Exchange Act of 1934 (the “Exchange Act”)), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing 20% or more of either the then outstanding shares of Common Stock of the Company or the combined voting power of the Company's then outstanding securities; or

(b) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on January 28, 2005, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on January 28, 2005 or whose appointment, election or nomination for election was previously so approved; or
(c) there is consummated a merger or consolidation of the Company (or any direct or indirect subsidiary of the Company) with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 80% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its subsidiaries other than in connection with the acquisition by the Company or its subsidiaries of a business) representing 20% or more of either the then outstanding shares of Common Stock of the Company or the combined voting power of the Company's then outstanding securities; or
(d) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated a sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 80% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.
For purposes of the above definition of Change in Control, “Person” shall have the meaning set forth in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.
15.2 Other Awards. An Award Agreement with respect to an Award that constitutes “deferred compensation” within the meaning of section 409A of the Code may provide that the Award shall vest upon a “change in control” as defined in section 409A of the Code.
SECTION 16
LEGAL CONSTRUCTION
16.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.
16.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
16.3 Requirements of Law. The grant of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required from time to time.
16.4 Securities Law Compliance. To the extent any provision of the Plan, Award Agreement or action by the Committee fails to comply with any applicable federal or state securities law, it shall be deemed null and void, to the extent permitted by law and deemed advisable or appropriate by the Committee.

16.5 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Missouri.
16.6 Headings. The headings in the Plan are for convenience only and are not intended to define or limit the construction of the provisions of the Plan.
16.7 Captions. Captions are provided herein for convenience of reference only, and shall not serve as a basis for interpretation or construction of the Plan.
*********

Commerce Bancshares, Inc.

VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 11:00 p.m. Central Time, Tuesday, April 18, 2023, except proxies submitted for shares held in Company's Participating Investment Plan must be received by 11:00 p.m. Central Time on April 12, 2023.

Online

Go to **www.envisionreports.com/CBSH** or scan the QR code – login details are located in the shaded bar below.

Phone

Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/CBSH

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

2023 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals – The Board of Directors recommend a vote FOR each Director, FOR Proposals 2, 3, 5 and 6 and for 1 YEAR on Proposal 4.

	For	Withhold		For	Withhold		For	Withhold
01 - Blackford F. Brauer	☐	☐	02 - W. Kyle Chapman	☐	☐	03 - Karen L. Daniel	☐	☐
04 - David W. Kemper	☐	☐						

B Authorized Signatures – This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /		

1 U P X

03OYLC

Commerce Bancshares, Inc. Annual Meeting of Shareholders will be held on Wednesday, April 19, 2023, at 9:30 a.m., Central Time, virtually via the Internet at meetnow.global/MT2LVNR.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/CBSH

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Commerce Bancshares Inc.

Notice of 2023 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting — April 19, 2023

David W. Kemper and John W. Kemper, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Commerce Bancshares, Inc. Annual Meeting of Shareholders to be held on Wednesday, April 19, 2023, at 9:30 a.m., Central Time, virtually via the Internet at meetnow.global/MT2LVNR. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR each Director, FOR Proposals 2, 3, 5 and 6 and for 1 YEAR on Proposal 4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address – Please print new address below.

Comments – Please print your comments below.